Exhibit 10.84

CENTRE POINT FUNDING, LLC,

as Issuer

BUDGET TRUCK RENTAL LLC

as Administrator

DEUTSCHE BANK SECURITIES, INC.,

as Administrative Agent

CERTAIN CP CONDUIT PURCHASERS,

CERTAIN FUNDING AGENTS,

CERTAIN APA BANKS

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee, Series 2006-1 Agent and Securities Intermediary

SECOND AMENDED AND RESTATED SERIES 2006-1 SUPPLEMENT

dated as of December 3, 2010

to

AMENDED AND RESTATED BASE INDENTURE

dated as of March 9, 2010

TABLE OF CONTENTS

		Page

ARTICLE I DESIGNATION		7

Section 1.1	Designation	7

ARTICLE II DEFINITIONS AND CONSTRUCTION		8

ARTICLE III PURCHASE AND SALE OF SERIES 2006-1 NOTES; INCREASES AND DECREASES OF SERIES 2006-1 INVESTED AMOUNT		33

Section 3.1	Purchases of the Series 2006-1 Notes	33
Section 3.2	Delivery	33
Section 3.3	Procedure for Issuance of the Series 2006-1 Initial Invested Amount and for Increasing the Series 2006-1 Invested Amount	34
Section 3.4	Sales by CP Conduit Purchasers of Series 2006-1 Notes to APA Banks	36
Section 3.5	Procedure for Decreasing the Series 2006-1 Invested Amount	36
Section 3.6	Interest; Fees	37
Section 3.7	Indemnification by CPF	38
Section 3.8	Funding Agents	39
Section 3.9	Partial Termination	39

ARTICLE IV SECURITY		40

Section 4.1	Grant of Security Interest	40

ARTICLE V SERIES 2006-1 ALLOCATIONS		42

Section 5.1	Establishment of Group I Collection Account, Series 2006-1 Collection Account, Series 2006-1 Principal Subaccount and Series 2006-1 Accrued Interest Account	42
Section 5.2	Allocations with Respect to the Series 2006-1 Notes	42
Section 5.3	Payments to Noteholders	45
Section 5.4	Payment of Note Interest and Commitment Fees	48
Section 5.5	Payment of Note Principal	49
Section 5.6	Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment	54
Section 5.7	Series 2006-1 Reserve Account	54
Section 5.8	Series 2006-1 Letters of Credit and Series 2006-1 Cash Collateral Account	57
Section 5.9	Series 2006-1 Distribution Account	61
Section 5.10	Series 2006-1 Accounts Permitted Investments	63

i

SCHEDULES

Schedule I         CP Conduit Purchasers

EXHIBITS

Exhibit A:	Form of Variable Funding Note
Exhibit B:	Form of Notice of Increase
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Demand Notice
Exhibit E:	Form of Transfer Supplement
Exhibit F:	Form of Purchaser Group Supplement
Exhibit G:	Form of Series 2006-1 Demand Note
Exhibit H:	Form of Series 2006-1 Letter of Credit

APPENDIX

Appendix I:	Approved Contribution Appendix
Appendix II:	Eligible Truck Models

SECOND AMENDED AND RESTATED SERIES 2006-1 SUPPLEMENT, dated as of December 3, 2010 (this “Series Supplement”), among CENTRE POINT FUNDING, LLC (f/k/a BUDGET TRUCK FUNDING LLC), a special purpose limited liability company established under the laws of Delaware (“CPF”), BUDGET TRUCK RENTAL LLC, (“BTR”), a Delaware limited liability company, as administrator (the “Administrator”), DEUTSCHE BANK SECURITIES, INC. (“DBSI”), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the “Administrative Agent”), the several commercial paper conduits listed on Schedule I and their respective permitted successors and assigns (the “CP Conduit Purchasers”; each, individually, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I and the other banks parties hereto pursuant to Section 12.1 (each an “APA Bank” with respect to such CP Conduit Purchaser), the agent bank set forth opposite the name of each CP Conduit Purchaser on Schedule I and its permitted successors and assigns (the “Funding Agent” with respect to such CP Conduit Purchaser) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (f/k/a The Bank of New York Mellon Trust Company, N.A.), a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture, the “Trustee”), as agent for the benefit of the Series 2006-1 Noteholders (the “Series 2006-1 Agent”) and in its capacity as “securities intermediary” (as defined in Section 8-102 of the New York UCC) and a “bank” (as defined in Section 9-102 of the New York UCC) (in such capacities, the “Securities Intermediary”), to the Amended and Restated Base Indenture, dated as of March 9, 2010 (the “Base Indenture”), between CPF and the Trustee.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that CPF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

WHEREAS, CPF, the Administrator, the Administrative Agent, certain CP Conduit Purchasers, certain APA Banks and certain Funding Agents, the Trustee and the Series 2006-1 Agent entered into the Series 2006-1 Supplement, dated as of May 11, 2006 (as amended, the “Original Series 2006-1 Supplement”), pursuant to which the Series 2006-1 Notes were issued;

WHEREAS, on March 9, 2010, CPF, the Administrator, the Administrative Agent, certain CP Conduit Purchasers, certain APA Banks and certain Funding Agents, the Trustee and the Series 2006-1 Agent entered into the Amended and Restated Series 2006-1 Supplement (as amended, the “First A&R Series 2006-1 Supplement”);

WHEREAS, pursuant to Section 12.1 of the Base Indenture, any Supplement may be amended with the consent of CPF, the Trustee and each affected Noteholder of a Series of Notes; and

WHEREAS, pursuant to Section 12.11 of the First A&R Series 2006-1 Supplement, the First A&R Series 2006-1 Supplement may be amended in accordance with the terms of the Base Indenture; and

WHEREAS, CPF desires to amend and restate the First A&R Series 2006-1 Supplement;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DESIGNATION

Section 1.1 Designation.

(a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated generally as Variable Funding Rental Truck Asset Backed Notes, Series 2006-1.

(b) The proceeds from the initial sale of the Series 2006-1 Notes shall be deposited in the Collection Account, for further credit to the Group I Collection Account and shall be paid to CPF and used to pay a portion of the purchase price of the Group I CPF Trucks. The proceeds of any Increase (other than the Increase on the Second Restatement Effective Date in the amount of the Second Restatement Increase Amount) shall be deposited in the Collection Account, for further credit to the Group I Collection Account and shall be released to CPF as and to the extent set forth in Section 5.2(b). The proceeds of the Second Restatement Increase Amount shall be deposited in the Collection Account, for further credit to the Group I Collection Account and shall be paid to CPF on the Second Restatement Effective Date (and shall not be allocated to the Series 2006-1 Principal Subaccount) to finance Group I CPF Trucks but solely to the extent that following such payment to CPF no Borrowing Base Deficiency with respect to the Group I Series of Notes, Series 2006-1 Enhancement Deficiency or Series 2006-1 Principal Deficit Amount would result from such payment or exist immediately thereafter, as certified to the Trustee in writing by the Administrator.

(c) The Series 2006-1 Notes will have collateral that is segregated as Group I Collateral by the Administrator and the Trustee and solely for the benefit of the Series 2006-1 Noteholders and any other future Series of Notes that is designated in the Series Supplement for such future Series of Notes as sharing in such Group I Collateral (all as more fully described in the Base Indenture). The Series 2006-1 Notes are hereby designated as a “Group I Series of Notes”. CPF may from time to time issue additional segregated Series of Notes (the Series 2006-1 Notes and any such additional Series, each, a “Group I Series of Notes” and, collectively, the “Group I Series of Notes”) that the related Series Supplements shall indicate are entitled to share, together with the Series 2006-1 Notes and any other Group I Series of Notes, in the Group I Collateral, the Collateral and any other collateral designated as security for the Series 2006-1 Notes and such other Group I Series of Notes under the Base Indenture, this Series Supplement and the Series Supplement related to such other Group I Series of Notes. Accordingly, unless the context otherwise requires, all references in this Series Supplement to “all” Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Group I Series of Notes.

(d) If, notwithstanding the foregoing provisions of this Section 1.1, the Series 2006-1 Notes are determined by any court to be secured by collateral, other than the Group I Collateral, the Collateral and any other collateral designated as security for the Series 2006-1 Notes (and, as applicable, any other Group I Series of Notes) under the Base Indenture, this Series Supplement, any other supplement to the Base Indenture relating to the issuance of any other Group I Series of Notes, any other Series 2006-1 Related Document or any other Applicable Related Document for any other Group I Series of Notes (such collateral other than as specified, the “Non-Group I Collateral”), then the interest of the Series 2006-1 Noteholders in such Non-Group I Collateral shall be subordinate in all respects to the interests of the Noteholders of the Series of Notes to which such Non-Group I Collateral was pledged by the terms of the Base Indenture or any other Applicable Related Document for such Series of Notes. The following shall govern the interpretation and construction of the provisions of this Series Supplement: (i) this Section 1.1(d) is intended to constitute a subordination agreement under New York law and for purposes of Section 510(a) of the Bankruptcy Code, (ii) the subordination provided for in this Section 1.1(d) is intended to and shall be deemed to constitute a “complete subordination” under New York law, and, as such, shall be applicable whether or not CPF or any Series 2006-1 Noteholder is a debtor in a case (a “bankruptcy case”) under the Bankruptcy Code (or any amended or successor version thereof), (iii) (A) any reference to the Series 2006-1 Notes shall include all obligations of CPF now or hereafter existing under each of such Series 2006-1 Notes, whether for principal, interest, fees, expenses or otherwise, and (B) without limiting the generality of the foregoing, “interest” owing on the Series 2006-1 Notes shall expressly include any and all interest accruing after the commencement of any bankruptcy case or other insolvency proceeding where CPF is the debtor, notwithstanding any provision or rule of law (including, without limitation, 11 U.S.C. §§ 502, 506(b) (1994) (or any amended or successor version thereof)) that might restrict the rights of any holder of an interest in the Series 2006-1 Notes, as against CPF or any one else, to collect such interest, (iv) “payments” prohibited under the subordination provisions of this Section 1.1(d) shall include any distributions of any type, whether cash, other debt instruments, or any equity instruments, regardless of the source thereof, and (v) the holder of any interest in the Series 2006-1 Notes retains such holder’s right, under 11 U.S.C. § 1126 (1994) (or any amended or successor version thereof), to vote to accept or reject any plan of reorganization proposed for CPF in any subsequent bankruptcy of CPF; provided, that, regardless of any such vote or of the exercise of any other rights such holder (or its agents) may have under the Bankruptcy Code, and without limiting the generality of the other clauses of this Section 1.1(d), any distributions that such holder is to receive on account of such holder’s interest in the Series 2006-1 Notes under any such plan of reorganization, from CPF, from any collateral, from any guarantor, or from any other source shall be subordinated in right of payment as set forth herein and in the Base Indenture and shall instead be distributed in the order of priority set forth herein and in the Base Indenture.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

(a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All capitalized terms defined in this Series Supplement that are also defined in such Definitions List shall, unless the context otherwise requires, have the meanings set forth in this Series Supplement. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Series Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2006-1 Notes and not to any other Series of Notes issued by CPF. In addition, with respect to the Series 2006-1 Notes, (i) references in the Base Indenture to (A) the “Applicable Administration Agreement” shall be deemed to refer to the Group I Administration Agreement, (B) the “Applicable Collateral Agreements” shall be deemed to refer to the Group I Collateral Agreements, (C) the “Applicable CPF Lease” shall be deemed to refer to the Group I CPF Lease, (D) the “Applicable CPF Trucks” shall be deemed to refer to the Group I CPF Trucks, (E) the “Applicable Related Documents” shall be deemed to refer to the Series 2006-1 Related Documents, (F) the “Applicable Nominee Agreement” shall be deemed to refer to the Group I Nominee Agreement, (G) the “Applicable Nominee Lienholder” shall be deemed to refer to the Group I Nominee Lienholder and (H) the “Group Collection Account” shall be deemed to refer to the Group I Collection Account, (ii) when the foregoing terms are embedded in a defined term within the Base Indenture, they shall be deemed to refer to the corresponding concept described in clauses (A) through (H), as applicable, except in each case as otherwise specified in this Series Supplement or as the context may otherwise require, and (iii) any references to Notes of a Series in the Base Indenture shall be deemed to refer only to Notes of any Group I Series of Notes.

(b) The following words and phrases shall have the following meanings with respect to the Series 2006-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“ABCR” means Avis Budget Car Rental, LLC, a Delaware limited liability company, and its successors, acting in its capacity as Guarantor.

“Accrued Amounts” means, as on any Distribution Date, the sum of (i) accrued and unpaid interest on the Series 2006-1 Notes as of such Distribution Date, (ii) any Article VIII Costs payable on such Distribution Date and (iii) the product of (A) the Series 2006-1 Percentage as of the beginning of the Series 2006-1 Interest Period ending on such Distribution Date and (B) any Carrying Charges payable on such Distribution Date.

“Acquiring APA Bank” is defined in Section 12.1(c).

“Acquiring Purchaser Group” is defined in Section 12.1(e).

“Adjusted LIBO Rate” means, with respect to each day during each Eurodollar Period, pertaining to a portion of the Purchaser Group Invested Amount with respect to any Purchaser Group allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.

“Administrative Agent” is defined in the recitals hereto.

“Administrator” is defined in the recitals hereto.

“Affected Party” means any CP Conduit Purchaser and any Program Support Provider with respect to such CP Conduit Purchaser.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“APA Bank” is defined in the recitals hereto.

“APA Bank Funded Amount” means, with respect to any Purchaser Group for any day, the excess, if any, of the Purchaser Group Invested Amount with respect to such Purchaser Group over the CP Conduit Funded Amount for such day.

“APA Bank Percentage” means, with respect to any APA Bank, the percentage set forth opposite the name of such APA Bank on Schedule I.

“Applicable Margin” is defined in the Fee Letter.

“Approved Contribution Appendix” means the list of trucks set forth in Appendix I hereto that are eligible to be contributed to CPF by BRAC and added to the Eligible Truck Appendix on or before January 31, 2011 upon delivery of a supplement to the Eligible Truck Appendix to the Administrative Agent.

“Article VIII Costs” means any amounts due pursuant to Article VIII.

“Asset Purchase Agreement” means, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.

“Atlantic” means Atlantic Asset Securitization LLC.

“Atlantic Purchaser Group” means the Purchaser Group with Atlantic as the CP Conduit Purchaser and Credit Agricole as the APA Bank and Funding Agent with respect thereto.

“Available APA Bank Funding Amount” means, with respect to any Purchaser Group for any Business Day, the sum of (i) the portion of such Purchaser Group’s Commitment Percentage of the Series 2006-1 Initial Invested Amount not to be funded by such Purchaser Group by issuing Commercial Paper if such Business Day is the Series 2006-1 Closing Date, (ii) the portion of the APA Bank Funded Amount with respect to such Purchaser Group not allocated to a Eurodollar Tranche on such Business Day, (iii) the portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to any Eurodollar Tranche the

Eurodollar Period in respect of which expires on such Business Day and (iv) the portion of such Purchaser Group’s Purchaser Group Increase Amount for such Business Day not to be funded by such Purchaser Group by issuing Commercial Paper.

“Available CP Funding Amount” means, with respect to any Purchaser Group for any Business Day, the sum of (i) the portion of such Purchaser Group’s Commitment Percentage of the Series 2006-1 Initial Invested Amount to be funded by such Purchaser Group by issuing Commercial Paper if such Business Day is the Series 2006-1 Closing Date, and (ii) the portion of such Purchaser Group’s Purchaser Group Increase Amount for such Business Day to be funded by such Purchaser Group by issuing Commercial Paper.

“Benefited Purchaser Group” is defined in Section 12.3.

“Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“BTR” is defined in the recitals hereto.

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, New York or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate in the form of Annex A to the Series 2006-1 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate in the form of Annex D to the Series 2006-1 Letters of Credit.

“Certificate of Termination Demand” means a certificate in the form of Annex C to the Series 2006-1 Letters of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to the Series 2006-1 Letters of Credit.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2006-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2006-1 Closing Date.

“Claim” is defined in Section 3.7.

“Commercial Paper” means, with respect to any CP Conduit Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.

“Commitment” means, with respect to the APA Banks included in any Purchaser Group, the obligation of such APA Banks to purchase a Series 2006-1 Note on the Series 2006-1 Closing Date or, in the case of the Atlantic Purchaser Group, March 22, 2010 and, thereafter, subject to certain conditions, increase the Purchaser Group Invested Amount with respect to such Purchaser Group, in each case, in an amount up to the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.

“Commitment Fee” is defined in Section 3.6(e).

“Commitment Fee Rate” means, as of the Second Restatement Effective Date, 0%.

“Commitment Percentage” means, on any date of determination, with respect to any Purchaser Group, the ratio, expressed as a percentage, which such Purchaser Group’s Maximum Purchaser Group Invested Amount bears to the Series 2006-1 Maximum Invested Amount on such date.

“Company Indemnified Person” is defined in Section 3.7.

“Conduit Assignee” means, with respect to any CP Conduit Purchaser, any commercial paper conduit administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Group Invested Amount or a portion thereof with respect to such CP Conduit Purchaser pursuant to Section 12.1(b).

“Consolidated Interest Coverage Ratio” has the meaning set forth in the Credit Agreement, but without giving effect to any amendment to the Credit Agreement after the Second Restatement Effective Date unless such amendment has been approved in writing by the Series 2006-1 Required Noteholders.

“Consolidated Leverage Ratio” has the meaning set forth in the Credit Agreement, but without giving effect to any amendment to the Credit Agreement after the Second Restatement Effective Date unless such amendment has been approved in writing by the Series 2006-1 Required Noteholders.

“CP Conduit Funded Amount” means, with respect to any Purchaser Group for any day, the portion of the Purchaser Group Invested Amount with respect to such Purchaser Group funded by such Purchaser Group through the issuance of Commercial Paper outstanding on such day.

“CP Conduit Purchaser” is defined in the recitals hereto.

“Credit Agricole” means Credit Agricole Corporate and Investment Bank.

“Credit Agreement” means the Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Bank of America, N.A., Credit Agricole Corporate & Investment Bank (formerly known as Calyon New York Branch) and Citicorp USA, Inc., as Documentation Agents, and Wachovia Bank, National Association, as Co-Documentation Agent, as amended, restated, modified, supplemented or waived from time to time in accordance with its terms.

“DBSI” is defined in the recitals hereto.

“Decrease” is defined in Section 3.5.

“Demand Note Preference Payment Amount” means, as of any day, (i) the aggregate amount of all proceeds of demands made on the Series 2006-1 Demand Notes pursuant to Section 5.5(c)(iii) or 5.5(d)(ii) that were deposited into the Series 2006-1 Distribution Account and paid to the Series 2006-1 Noteholders during the one-year period ending on such day; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC shall have occurred during such one-year period, the Demand Note Preference Payment Amount as of such day shall equal the Demand Note Preference Payment Amount as if it were calculated as of the date of such occurrence minus (ii) the aggregate amount withdrawn from the Series 2006-1 Reserve Account or the Series 2006-1 Cash Collateral Account and paid to a Funding Agent pursuant to Section 5.7(e) on account of a Preference Amount.

“Demand Notice” is defined in Section 5.5(c)(iii).

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2006-1 Letter of Credit, or any combination thereof, as the context may require.

“Discount” means with respect to any CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by such CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).

“Effective Date” is defined in Section 7.1.

“Eligibility Requirements” mean, with respect to any truck: (i) such truck was manufactured by an Eligible Truck Manufacturer and is an Eligible Truck Model, (ii) such truck was purchased by CPF directly from an Eligible Truck Manufacturer or an Approved Seller or was contributed to CPF as a capital contribution, and (iii) with respect to any truck purchased from an Eligible Truck Manufacturer or Approved Seller, the Administrator has performed the pre-delivery inspection, and for which appropriate liening, titling and filing claims for damage in transit and other delivery claims have been completed.

“Eligible Assignee” means a financial institution having short-term debt ratings of at least A-1 from Standard & Poor’s and P-1 from Moody’s.

“Eligible Truck” means a truck that (a) on the applicable date of determination (i) is owned by CPF, free and clear of all Liens other than Permitted Liens, (ii) is titled in the name of CPF, (iii) with respect to which the Group I Nominee Lienholder or the Trustee is noted as the first lienholder on the Certificate of Title therefor and the Administrator or its agent, as custodian and agent for the Trucks for the benefit of the Group I Secured Parties, or the Trustee, is in possession of such Certificate of Title, (iv) is listed on the Eligible Truck Appendix, (v) is leased under the Group I CPF Lease for use by BTR in its daily rental fleet operations in the United States, and (vi) is not an Ineligible Truck; provided, however, that, with respect to any date of determination on or before the fifty-sixth (56) day following the Vehicle Lease Commencement Date of any Group I Truck, the requirements of the foregoing clauses (ii) and (iii) shall be deemed to be satisfied with respect to such truck if (x) the Titling Procedures and the Titling Certification Requirements for such truck have been satisfied on or prior to such date and (y) the sum of the Net Book Values of any Group I Trucks leased under the Group I Lease that are deemed to satisfy the requirements of the foregoing clauses (ii) and (iii) by reason of this proviso on such date does not exceed 10% of the aggregate Net Book Value of the Group I CPF Trucks as of such date; and (b) satisfied the Eligibility Requirements at the time it was acquired by CPF and leased under the Group I CPF Lease.

“Eligible Truck Appendix” means Attachment A attached to the Group I CPF Lease; provided, that the Eligible Truck Appendix may be amended or supplemented by CPF in accordance with Section 12.1 of the Base Indenture and Section 12.11 of this Series Supplement, subject to (i) (a) prior written consent of Deutsche Bank Securities, Inc. and (b) the calculation of the Termination Value Curve Schedule for each newly-added Truck, as determined by Deutsche Bank Securities, Inc. (which Termination Value Curve Schedule shall be subject to the consent of CPF) and (ii) satisfaction of the Rating Agency Condition from Moody’s with respect to the Series 2006-1 Notes and such amendment to the Eligible Truck Appendix and Termination Value Curve Schedule for each newly-added Truck; provided, however, that, notwithstanding the foregoing, the Eligible Truck Appendix may be supplemented by CPF pursuant to Section 2.1 of the Group I CPF Lease (and without any consents or other action by any Person other than CPF), on any date prior to January 31, 2011, to add any truck listed on the Approved Contribution Appendix, upon delivery of such supplement to the Eligible Truck Appendix by CPF to the Administrative Agent.

“Eligible Truck Manufacturers” means General Motors Corporation, Ford Motor Company, International Truck and Engine Corporation, Isuzu Motors Ltd. and any other manufacturer approved in writing by the Requisite Group Investors of the Group I Series of Notes and subject to satisfaction of the Rating Agency Condition from Moody’s with respect to the Series 2006-1 Notes and such manufacturer.

“Eligible Truck Model” means each of the truck models set forth on Appendix II of this Series Supplement.

“Eurodollar Period” means, with respect to any Eurodollar Tranche and any Purchaser Group:

(a) initially, the period commencing on the Series 2006-1 Closing Date, Increase Date or a conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser Group and which in no event will be less than 7 days); and

(b) thereafter, each period commencing on the last day of the immediately preceding Eurodollar Period applicable to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser Group and which in no event will be less than 7 days);

provided that all Eurodollar Periods must end on the next Distribution Date and all of the foregoing provisions relating to Eurodollar Periods are subject to the following:

(i) if any Eurodollar Period would otherwise end on a day that is not a Business Day, such Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Period into another calendar month, in which event such Eurodollar Period shall end on the immediately preceding Business Day; and

(ii) any Eurodollar Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Business Day of the calendar month at the end of such Eurodollar Period.

“Eurodollar Tranche” means, with respect to any Purchaser Group, a portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to a particular Eurodollar Period and an Adjusted LIBO Rate determined by reference thereto.

“Excluded Taxes” means, with respect to the Administrative Agent, any CP Conduit Purchaser, any APA Bank, any Funding Agent, any Program Support Provider or any other recipient of any payment to be made by or on account of any obligation of CPF hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the Administrative Agent, such CP Conduit Purchaser, such APA Bank, such Funding Agent, such Program Support Provider or any other such recipient (except a connection arising solely from the Administrative Agent’s, such CP Conduit Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2006-1 Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which CPF is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the Administrative Agent’s, such CP Conduit Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2006-1 Notes).

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the letter dated as of December 3, 2010, from CPF addressed to Riverside Funding LLC, DBSI, Deutsche Bank AG, New York, Atlantic and Credit Agricole, as the same may be amended, restated or otherwise modified from time to time.

“First Restatement Effective Date” means March 9, 2010.

“Floating Tranche” means, with respect to any Purchaser Group, the portion of the APA Bank Funded Amount with respect to such Purchaser Group not allocated to a Eurodollar Tranche.

“Funding Agent” is defined in the recitals hereto.

“Group I Administration Agreement” means, with respect to the Series 2006-1 Notes, the Amended and Restated Administration Agreement (Group I), dated as of March 9, 2010, by and among the Administrator, CPF and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Group I Back-up Administrator” means Lord Securities Corporation.

“Group I Back-up Administration Agreement” means, with respect to the Series 2006-1 Notes, the Back-up Administration Agreement (Group I), dated as of March 9, 2010, by and among the Administrator, CPF, the Group I Back-up Administrator and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Group I Collateral” is defined in Section 4.1(a).

“Group I Collateral Agreements” means, with respect to the Series 2006-1 Notes, the Group I CPF Lease, the Group I Nominee Agreement and the Group I Administration Agreement.

“Group I Collection Account” is defined in Section 5.1(b).

“Group I Collection Account Control Agreement” means the agreement among CPF, The Bank of New York Mellon Trust Company, N.A., as securities intermediary, and the

Trustee, dated as of March 9, 2010, relating to the Group I Collection Account, as amended, modified or supplemented from time to time in accordance with its terms.

“Group I CPF Agreements” is defined in Section 4.1(a)(i).

“Group I CPF Lease” means, with respect to the Series 2006-1 Notes, the Amended and Restated Master Motor Vehicle Operating Lease Agreement (Group I), dated as of March 9, 2010, among CPF, as lessor, BTR, as lessee, ABCR, as guarantor, and BTR, as Administrator, as amended, modified or supplemented from time to time in accordance with its terms.

“Group I CPF Trucks” means, with respect to the Series 2006-1 Notes, any Truck owned by CPF and listed on Attachment A to the Group I CPF Lease, as amended or supplemented from time to time.

“Group I Disposition Agent” means Fiserv Automotive Solutions, Inc.

“Group I Disposition Agent Agreement” means, with respect to the Series 2006-1 Notes, the Disposition Agent Agreement (Group I) dated as of March 9, 2010, by and among the Administrator, CPF, the Group I Back-up Administrator, the Group I Disposition Agent and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Group I Eligible Trucks” means any Group I CPF Trucks that are Eligible Trucks.

“Group I Nominee Agreement” means, with respect to the Series 2006-1 Notes, a Group I Nominee Lienholder agreement approved in writing by the Requisite Group Investors of the Group I Series of Notes, among CPF, the Group I Nominee Lienholder and the Trustee (and which may include additional parties thereto), as amended, modified or supplemented from time to time in accordance with its terms.

“Group I Nominee Lienholder” means, with respect to the Series 2006-1 Notes, a Person approved in writing by the Requisite Group Investors of the Group I Series of Notes, in its capacity as nominee lienholder under the Group I Nominee Agreement, and any successor Group I Nominee Lienholder thereunder.

“Group I Secured Parties” is defined in Section 4.1(a).

“Group I Series of Notes” is defined in Section 1.1(c).

“Increase” is defined in Section 3.3(a).

“Increase Amount” is defined in Section 3.3(a).

“Increase Date” is defined in Section 3.3(a).

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Ineligible Truck” means a Truck owned by CPF that, on the applicable date of determination, (i) is over the Maximum Mileage Limit, (ii) has suffered a Casualty, (iii) with respect to Gasoline Trucks, is older than 72 months from the date of original invoicing and with respect to Diesel Trucks, is older than 96 months from the date of original invoicing, or (iv) is currently subject to a recall by the manufacturer.

“Interest Rate Hedge Counterparty” means CPF’s counterparty under a Series 2006-1 Interest Rate Hedge.

“Lease Deficit Disbursement” means an amount drawn under a Series 2006-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“LIBO Rate” means, with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second London Banking Day prior to the commencement of such Eurodollar Period, as the rate for dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche.

“LOC Pro Rata Share” means, with respect to any Series 2006-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2006-1 Letter of Credit Provider’s Series 2006-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2006-1 Letters of Credit as of such date; provided that only for purposes of calculating the LOC Pro Rata Share with respect to any Series 2006-1 Letter of Credit Provider as of any date, if such Series 2006-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2006-1 Letter of Credit made prior to such date, the available amount under such Series 2006-1 Letter of Credit Provider’s Series 2006-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2006-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or ABCR, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2006-1 Letter of Credit).

“London Banking Day” means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Maximum Mileage Limit” means 150,000 miles.

“Maximum Purchaser Group Invested Amount” means, with respect to any Purchaser Group, the excess of (a) the amount set forth opposite the name of the CP Conduit Purchaser included in such Purchaser Group on Schedule I, over (b) such Purchaser Group’s Pro Rata Share of any amounts withdrawn from the Series 2006-1 Principal Subaccount after the

Second Restatement Effective Date and paid to such Purchaser Group pursuant to the terms of this Series Supplement.

“Measurement Month” on any date, means collectively, each of the three periods most closely preceding such date, each of which periods shall consist of one calendar month, or the smallest number of consecutive calendar months, in which (a) at least 100 of the Group I CPF Trucks were sold or (b) at least one twelfth of the aggregate Termination Value of the Group I CPF Trucks as of the last day of each such period were sold; provided that, no calendar month included in a Measurement Month shall be included in any other Measurement Month.

“Measurement Month Average” means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Group I CPF Trucks sold during such Measurement Month, and the denominator of which is the aggregate Termination Value of such Group I CPF Trucks on the dates of their respective sales. For the avoidance of doubt, (i) any Measurement Month Average calculation made after the Second Restatement Effective Date shall be calculated based on the Termination Value Curve Schedule attached to the Group I CPF Lease after giving effect to the amendments (including the inclusion of a new Termination Value Curve Schedule) to the Group I CPF Lease on the Second Restatement Effective Date and (ii) any relevant Measurement Month Average preceding the Second Restatement Effective Date shall be recalculated using such new Termination Value Curve Schedule attached to the Group I Lease after giving effect to the amendments (including the inclusion of a new Termination Value Curve Schedule) to the Group I CPF Lease on the Second Restatement Effective Date.

“Monthly Funding Costs” means, with respect to each Series 2006-1 Interest Period and any Purchaser Group, the sum of:

(a) for each day during such Series 2006-1 Interest Period, with respect to a CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such CP Conduit Purchaser, to fund the purchase or maintenance of the Funded Amount with respect to such CP Conduit Purchaser; plus

(b) for each day during such Series 2006-1 Interest Period, the sum of: (i) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to the Floating Tranche with respect to such Purchaser Group on such day times (B) the Alternate Base Rate plus the Applicable Margin, divided by (C) 365 (or 366, as the case may be) plus

(ii) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser Group allocated to Eurodollar Tranches with respect to such Purchaser Group on such day times (B) the weighted average Adjusted LIBO Rate with respect to such Eurodollar Tranches plus the Applicable Margin on such day in effect with respect thereto divided by (C) 360; plus

(c) for each day during such Series 2006-1 Interest Period, the product of (A) the CP Conduit Funded Amount with respect to such Purchaser Group on such day times (B) the Program Fee Rate per annum divided by (C) 360.

“Monthly Principal Payment Amount” is defined in Section 5.5(a).

“Moody’s” means Moody’s Investors Service.

“Non-Group I Collateral” is defined in Section 1.1(d).

“Other Taxes” means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under this Supplement, the Base Indenture, or any Series 2006-1 Related Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Series Supplement, the Base Indenture or any Series 2006-1 Related Document.

“Outstanding” means, with respect to the Series 2006-1 Notes, the Series 2006-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2006-1 Notes and to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks hereunder shall not have been paid in full.

“Participants” is defined in Section 12.1(d).

“Past Due Rent Payment” is defined in Section 5.2(c).

“Permitted Principal Draw Amount” means, as of any date of determination, the excess of (i) the Series 2006-1 Letter of Credit Liquidity Amount as of such date over (ii) the Series 2006-1 Required Letter of Credit Liquidity Amount as of such date; provided that, on and after the Series 2006-1 Legal Final Maturity Date, the “Permitted Principal Draw Amount” shall equal the Series 2006-1 Letter of Credit Amount.

“Post-Termination Date Cumulative Undrawn Amount” means, as of any date of determination, the excess of (a) the amount that BRAC failed to pay under the Series 2006-1 Demand Notes upon a draw by the Trustee pursuant to Section 5.5(d)(ii) (or, the amount that the Trustee failed to demand for payment thereunder) in respect of the Series 2006-1 Termination Date over (b) the aggregate amount drawn under the Series 2006-1 Letter of Credit pursuant to either Section 5.5(d)(iii) or Section 5.5(e) prior to such date of determination.

“Preference Amount” means any amount previously distributed to a member or members of a Purchaser Group on or relating to a Series 2006-1 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of BRAC pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2006-1 Demand Notes included in the Series 2006-1 Demand Note Payment Amount as of the Series 2006-1 Letter of Credit Termination Date that were paid by BRAC more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2006-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Deutsche Bank, AG, New York Branch as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Rata Share” means, with respect to any Purchaser Group, on any date, the ratio, expressed as a percentage, which the Purchaser Group Invested Amount with respect to such Purchaser Group bears to the Series 2006-1 Invested Amount on such date; provided that, for purposes of Section 5.5(e) and amounts payable to Series 2006-1 Termination Purchasers, “Pro Rata Share” means the ratio, expressed as a percentage, which the principal amount of the Series 2006-1 Notes held by each Series 2006-1 Terminating Purchaser bears to the principal amount of the Series 2006-1 Notes held by all Series 2006-1 Terminating Purchasers.

“Program Fee Rate” is defined in the Fee Letter.

“Program Support Provider” means, with respect to any CP Conduit Purchaser, the APA Bank with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser’s securitization program.

“Purchaser Group” means, collectively, a CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser.

“Purchaser Group Increase Amount” means, with respect to any Purchaser Group, for any Business Day during the Series 2006-1 Revolving Period, such Purchaser Group’s Commitment Percentage of the Increase Amount, if any, on such Business Day.

“Purchaser Group Invested Amount” means, with respect to any Purchaser Group, (a) when used with respect to the Series 2006-1 Closing Date, such Purchaser Group’s Commitment Percentage of the Series 2006-1 Initial Invested Amount, (b) when used with respect to the Second Restatement Effective Date, an amount equal to (i) the Purchaser Group Invested Amount with respect to such Purchaser Group on the immediately preceding Business Day plus (ii) such Purchaser Group’s Commitment Percentage of the Second Restatement Date

Increase Amount and (c) when used with respect to any date after the Second Restatement Effective Date, an amount equal to (i) the Purchaser Group Invested Amount with respect to such Purchaser Group on the immediately preceding Business Day minus (ii) the amount of principal payments made to such Purchaser Group pursuant to Section 5.5(b) or (e) on such date plus (iii) the amount of principal payments recovered from such Purchaser Group by a trustee as a preference payment in a bankruptcy proceeding of ABCR or otherwise.

“Purchaser Group Supplement” is defined in Section 12.1(e).

“Qualified Interest Rate Hedge Counterparty” means a bank or other financial institution, which has a short-term senior and unsecured debt rating of at least “A-1” and a long-term senior and unsecured rating of at least “A”, in each case, from S&P and a short-term senior and unsecured debt rating of “P-1” and a long-term senior and unsecured rating of at least “A2”, in each case, from Moody’s.

“Rating Affirmation” is defined in Section 12.20.

“Record Date” means, with respect to each Distribution Date, the immediately preceding Business Day.

“Related Purchaser Group” means, with respect to any Funding Agent, the CP Conduit Purchaser identified next to such Funding Agent on Schedule I and each APA Bank identified on Schedule I next to such CP Conduit Purchaser.

“Riverside Purchaser Group” means the Purchaser Group with Riverside Funding LLC as the CP Conduit Purchaser and DBSI as the APA Bank and Funding Agent with respect thereto.

“Second Restatement Effective Date” means December 3, 2010.

“Second Restatement Date Increase Amount” means $34,075,632.41.

“Series Supplement” is defined in the recitals hereto.

“Series 2006-1 Accounts” means the Group I Collection Account, Series 2006-1 Collection Account, Series 2006-1 Principal Subaccount, Series 2006-1 Accrued Interest Account, Series 2006-1 Reserve Account, Series 2006-1 Cash Collateral Account and Series 2006-1 Distribution Account.

“Series 2006-1 Accrued Interest Account” is defined in Section 5.1(b).

“Series 2006-1 Adjusted Invested Amount” means, as of any date of determination on or before a Distribution Date, means the quotient of (i) the result of (x) the Series 2006-1 Invested Amount as of such date minus (y) the Series 2006-1 Letter of Credit Liquidity Amount as of such date minus (z) the sum of (A) Monthly Principal Payment Amount with respect to such Distribution Date and (B) any amounts to be withdrawn from the Series 2006-1 Reserve Account and deposited into the Series 2006-1 Distribution Account for payment of the Series 2006-1 Invested Amount on such Distribution Date divided by (ii) the result of (x)

one-hundred percent (100%) minus (y) the Series 2006-1 Required Letter of Credit Liquidity Percentage as of such date.

“Series 2006-1 Adjusted Required Enhancement Percentage” means, as of any date of determination, the greater of (a) the Series 2006-1 Required Enhancement Percentage as of such date and (b) the sum of (i) Series 2006-1 Required Enhancement Percentage as of such date plus (ii) an amount (not less than zero) equal to 100% minus the Series 2006-1 Enhancement Adjustment Percentage with respect to date.

“Series 2006-1 Agent” is defined in the recitals hereto.

“Series 2006-1 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2006-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2006-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2006-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2006-1 Back-up Administration Fees” means, for any Distribution Date during the Series 2006-1 Rapid Amortization Period on which there exists a Series 2006-1 Lease Interest Payment Deficit, an amount equal to the product of (x) the fees due and payable to the Group I Back-up Administrator pursuant to the terms of the Group I Back-up Administration Agreement and (y) the Series 2006-1 Invested Percentage (as used with respect to Principal Collections).

“Series 2006-1 Borrowing Base” means, as of any date of determination, the sum of (a) the product of (i) the Borrowing Base with respect to the Group I Series of Notes and (ii) the Series 2006-1 Borrowing Base Percentage as of such date and (b) the amount on deposit in the Series 2006-1 Principal Subaccount as of such date.

“Series 2006-1 Borrowing Base Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of the Series 2006-1 Invested Amount and the Series 2006-1 Overcollateralization Amount as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes and all classes of such Group I Series of Notes).

“Series 2006-1 Cash Collateral Account” is defined in Section 5.8(e).

“Series 2006-1 Cash Collateral Account Collateral” is defined in Section 5.8(a).

“Series 2006-1 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2006-1 Available Cash Collateral Account Amount and (b) the least of (A) the excess, if any, of the Series 2006-1 Letter of Credit Liquidity Amount (after giving effect to any withdrawal from the Series 2006-1 Reserve Account on such Distribution Date) over the Series 2006-1 Required Letter of Credit Liquidity Amount on such Distribution Date, (B) the excess, if any, of the Series 2006-1 Enhancement Amount over the

Series 2006-1 Required Enhancement Amount (after giving effect to any withdrawal from the Series 2006-1 Reserve Account on such Distribution Date) on such Distribution Date and (C) the excess, if any, of the Series 2006-1 Liquid Enhancement Amount over the Series 2006-1 Required Liquid Enhancement Amount (after giving effect to any withdrawal from the Series 2006-1 Reserve Account on such Distribution Date) on such Distribution Date; provided, however, that, on any date after the Series 2006-1 Letter of Credit Termination Date, the Series 2006-1 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2006-1 Available Cash Collateral Account Amount over (y) the Series 2006-1 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2006-1 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2006-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2006-1 Letter of Credit Liquidity Amount as of such date.

“Series 2006-1 Closing Date” is defined in Section 3.1(a).

“Series 2006-1 Collateral” means the Collateral, the Group I Collateral, each Series 2006-1 Letter of Credit, each Series 2006-1 Demand Note, the Series 2006-1 Interest Rate Hedge Collateral, the Series 2006-1 Cash Collateral Account Collateral, the Series 2006-1 Reserve Account Collateral and the Series 2006-1 Other Account Collateral.

“Series 2006-1 Collection Account” is defined in Section 5.1(b).

“Series 2006-1 Commitment Termination Date” means September 1, 2008.

“Series 2006-1 Demand Note” means each demand note made by ABCR or BRAC, substantially in the form of Exhibit G to this Series Supplement, as amended, modified or restated from time to time.

“Series 2006-1 Demand Note Payment Amount” means, as of the Series 2006-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2006-1 Demand Notes pursuant to Section 5.5(c)(iii) or 5.5(d)(ii) that were deposited into the Series 2006-1 Distribution Account and paid to the Series 2006-1 Noteholders during the one-year period ending on the Series 2006-1 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC shall have occurred during such one-year period, the Series 2006-1 Demand Note Payment Amount as of the Series 2006-1 Letter of Credit Termination Date shall equal the Series 2006-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2006-1 Deposit Date” is defined in Section 5.2.

“Series 2006-1 Disposition Agent Fees” means, for any Distribution Date during the Series 2006-1 Rapid Amortization Period on which there exists a Series 2006-1 Lease Interest Payment Deficit, an amount equal to the product of (x) the fees due and payable to the

Group I Disposition Agent pursuant to the terms of the Group I Disposition Agent Agreement and (y) the Series 2006-1 Invested Percentage (as used with respect to Principal Collections).

“Series 2006-1 Distribution Account” is defined in Section 5.9(a).

“Series 2006-1 Eligible Letter of Credit Provider” means a person satisfactory to ABCR and the Administrative Agent and having, at the time of the issuance of the related Series 2006-1 Letter of Credit, a long-term senior unsecured debt rating of at least “A” from S&P and a short-term senior unsecured debt rating of at least “A-1” from S&P and a long-term senior unsecured debt rating of at least “A2” from Moody’s and a short-term senior unsecured debt rating of “P-1” from Moody’s that is a commercial bank having total assets in excess of $500,000,000.

“Series 2006-1 Enhancement” means the Series 2006-1 Cash Collateral Account Collateral, the Series 2006-1 Letters of Credit, the Series 2006-1 Demand Notes and the Series 2006-1 Overcollateralization Amount and the Series 2006-1 Reserve Account Amount.

“Series 2006-1 Enhancement Adjustment Percentage” means, with respect to any date of determination, the lowest of (x) the lowest of the three Measurement Month Averages immediately preceding such date, (y) the Series 2006-1 Six Month Enhancement Adjustment Percentage with respect to such date and (z) the Series 2006-1 Twelve Month Enhancement Adjustment Percentage with respect to such date.

“Series 2006-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2006-1 Overcollateralization Amount as of such date, (ii) the Series 2006-1 Letter of Credit Amount as of such date and (iii) the Series 2006-1 Available Reserve Account Amount as of such date.

“Series 2006-1 Enhancement Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2006-1 Enhancement Amount as of such date is less than the Series 2006-1 Required Enhancement Amount as of such date.

“Series 2006-1 Initial Invested Amount” is defined in Section 3.3(a).

“Series 2006-1 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 2006-1 Interest Period shall commence on and include the Series 2006-1 Closing Date and end on and include May 21, 2006.

“Series 2006-1 Interest Rate Hedge” has the meaning specified in Section 5.12(a).

“Series 2006-1 Interest Rate Hedge Collateral” has the meaning specified in Section 5.12(d).

“Series 2006-1 Interest Rate Hedge Payments” means the amounts payable by CPF to an Interest Rate Hedge Counterparty from time to time in respect of a Series 2006-1 Interest Rate Hedge.

“Series 2006-1 Interest Rate Hedge Proceeds” means the amounts received by the Trustee from an Interest Rate Hedge Counterparty from time to time in respect of a Series 2006-1 Interest Rate Hedge (including amounts received from a guarantor or from collateral).

“Series 2006-1 Invested Amount” means on any date of determination the sum of the Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date.

“Series 2006-1 Invested Percentage” means as of any date of determination:

(a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2006-1 Invested Amount and the Series 2006-1 Overcollateralization Amount, as of the immediately preceding Business Day, and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (x) the Borrowing Base with respect to the Group I Series of Notes and (y) the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Group I Series of Notes and all classes of such Group I Series of Notes); and

(b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2006-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Group I Series of Notes on such date of determination.

“Series 2006-1 Lease Interest Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 5.2(a) would have been allocated to the Series 2006-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Group I CPF Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 5.2(a) have been allocated to the Series 2006-1 Accrued Interest Account (excluding any amounts paid into the Series 2006-1 Accrued Interest Account pursuant to the proviso in Section 5.2(a)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2006-1 Lease Payment Deficit” means either a Series 2006-1 Lease Interest Payment Deficit or a Series 2006-1 Lease Principal Payment Deficit.

“Series 2006-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2006-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 5.5(c)(i) and (ii) of this Series Supplement on account of such Series 2006-1 Lease Principal Payment Deficit.

“Series 2006-1 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2006-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2006-1 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2006-1 Legal Final Maturity Date” means the date that is December 15, 2014.

“Series 2006-1 Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit I to this Series Supplement issued by a Series 2006-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2006-1 Noteholders.

“Series 2006-1 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2006-1 Letter of Credit, as specified therein, and (ii) if the Series 2006-1 Cash Collateral Account has been established and funded pursuant to Section 5.8, the Series 2006-1 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2006-1 Demand Notes on such date.

“Series 2006-1 Letter of Credit Expiration Date” means, with respect to any Series 2006-1 Letter of Credit, the expiration date set forth in such Series 2006-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2006-1 Letter of Credit.

“Series 2006-1 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2006-1 Letter of Credit, as specified therein, and (b) if the Series 2006-1 Cash Collateral Account has been established and funded pursuant to Section 5.8 of this Series Supplement, the Series 2006-1 Available Cash Collateral Account Amount on such date.

“Series 2006-1 Letter of Credit Provider” means the issuer of a Series 2006-1 Letter of Credit.

“Series 2006-1 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2006-1 Notes are fully paid and (b) the Series 2006-1 Termination Date.

“Series 2006-1 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (p) of Article VI.

“Series 2006-1 Liquid Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2006-1 Letter of Credit Amount as of such date and (ii) the Series 2006-1 Available Reserve Account Amount as of such date.

“Series 2006-1 Liquid Enhancement Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2006-1 Liquid Enhancement Amount as of such date is less than the Series 2006-1 Required Liquid Enhancement Amount as of such date.

“Series 2006-1 Maximum Invested Amount” means the sum of the Maximum Purchaser Group Invested Amounts with respect to each of the Purchaser Groups.

“Series 2006-1 Monthly Interest” means, with respect to any Series 2006-1 Interest Period, an amount equal to the product of (a) the average daily Series 2006-1 Invested Amount during such Series 2006-1 Interest Period, (b) the Series 2006-1 Note Rate for such Series 2006-1 Interest Period and (c) the number of days in such Series 2006-1 Interest Rate Period divided by 360.

“Series 2006-1 Monthly Lease Principal Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 5.2(a) would have been allocated to the Series 2006-1 Collection Account if all payments required to have been made under the Group I CPF Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 5.2(a) have been allocated to the Series 2006-1 Collection Account (without giving effect to any amounts paid into the Series 2006-1 Accrued Interest Account pursuant to the proviso in Section 5.2(a)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2006-1 Note” means any one of the Series 2006-1 Variable Funding Rental Truck Asset Backed Notes, executed by CPF and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A. Definitive Series 2006-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

“Series 2006-1 Note Rate” means for any Series 2006-1 Interest Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Funding Costs with respect to each Purchaser Group for such Series 2006-1 Interest Period and the denominator of which is equal to the average daily Series 2006-1 Invested Amount during such Series 2006-1 Interest Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Series 2006-1 Interest Period; provided, however, that the Series 2006-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2006-1 Noteholder” means a Person in whose name a Series 2006-1 Note is registered in the Note Register.

“Series 2006-1 Other Account Collateral” is defined in Section 5.9(d).

“Series 2006-1 Overcollateralization Amount” means (i) as of any date on which no Borrowing Base Deficiency exists with respect to the Group I Series of Notes, the Series 2006-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which a Borrowing Base Deficiency exists with respect to the Group I Series of Notes, the excess, if any, of (x) the Series 2006-1 Borrowing Base as of such date over (y) the Series 2006-1 Invested Amount as of such date.

“Series 2006-1 Partial Commitment Termination” means that the Commitment of an APA Bank included in a Purchaser Group is not extended on or before the 30th day preceding a Series 2006-1 Commitment Termination Date and such Commitment is not assumed by another APA Bank in accordance with Section 3.9 on or before the applicable Series 2006-1 Commitment Termination Date.

“Series 2006-1 Partial Commitment Termination Percentage” means, with respect to any Series 2006-1 Partial Commitment Termination, the percentage equivalent of a fraction the numerator of which is the aggregate Commitment of the applicable Series 2006-1 Terminating Purchasers and the denominator of which is the aggregate Commitments of all APA Banks, prior to giving effect to such Series 2006-1 Partial Commitment Termination.

“Series 2006-1 Past Due Rent Payment” is defined in Section 5.2(c).

“Series 2006-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2006-1 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes in each Group outstanding as of such date.

“Series 2006-1 Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (a) the Series 2006-1 Invested Amount as of such date over (b) the excess of the Series 2006-1 Borrowing Base over the Series 2006-1 Required Overcollateralization Amount as of such date.

“Series 2006-1 Principal Subaccount” is defined in Section 5.1(b).

“Series 2006-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2006-1 Notes and ending upon the earlier to occur of (i) the date on which the Series 2006-1 Notes are fully paid and (ii) the termination of the Indenture.

“Series 2006-1 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Series 2006-1 Letter of Credit Provider for draws under its Series 2006-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2006-1 Related Documents” means, with respect to the Series 2006-1 Notes, the Base Indenture, this Series Supplement, the Series 2006-1 Notes, any Group I Nominee Agreements, the Group I Administration Agreement, the Group I Disposition Agent Agreement, the Group I Back-up Administration Agreement, the Collection Account Control Agreement, the Group I Collection Account Control Agreement, any agreements relating to the issuance or the purchase of any Series 2006-1 Notes, any Enhancement Agreements for the

Series 2006-1 Enhancement, the Group I CPF Lease and the Supplemental Documents relating to the Group I CPF Lease.

“Series 2006-1 Required Borrowing Base” means, as of any date of determination, the sum of (a) the Series 2006-1 Required Overcollateralization Amount as of such date and (b) the Series 2006-1 Invested Amount as of such date.

“Series 2006-1 Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2006-1 Adjusted Required Enhancement Percentage as of such date and (ii) the Series 2006-1 Invested Amount as of such date.

“Series 2006-1 Required Enhancement Percentage” means, as of any date of determination, 50.0%.

“Series 2006-1 Required Letter of Credit Liquidity Amount” means, as of any date of determination, the product of (a) the Series 2006-1 Required Letter of Credit Liquidity Percentage and (b) the Series 2006-1 Adjusted Invested Amount as of such date.

“Series 2006-1 Required Letter of Credit Liquidity Percentage” means, as of any date of determination, 14%.

“Series 2006-1 Required Liquid Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2006-1 Required Liquid Enhancement Percentage as of such date and (ii) the Series 2006-1 Invested Amount as of such date; provided that, notwithstanding the foregoing, the Series 2006-1 Required Liquid Enhancement Amount shall at no time be less than the lesser of (x) the Series 2006-1 Invested Amount and (y) $10 million.

“Series 2006-1 Required Liquid Enhancement Percentage” means, as of any date of determination, 31%.

“Series 2006-1 Required Noteholders” means Purchaser Groups having Purchaser Group Invested Amounts, in the aggregate, exceeding 50% of the Series 2006-1 Invested Amount.

“Series 2006-1 Required Overcollateralization Amount” means, as of any date of determination, the excess of (a) the Series 2006-1 Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2006-1 Letter of Credit Amount as of such date and (ii) the Series 2006-1 Available Reserve Account Amount as of such date.

“Series 2006-1 Required Reserve Account Amount” means, with respect to any Distribution Date, an amount equal to the sum of (a) the greater of (i) the excess, if any, of the Series 2006-1 Required Liquid Enhancement Amount on such Distribution Date over the Series 2006-1 Liquid Enhancement Amount on such Distribution Date (excluding therefrom the Series 2006-1 Available Reserve Account Amount) and (ii) the excess, if any, of the Series 2006-1 Required Enhancement Amount over the Series 2006-1 Enhancement Amount on such Distribution Date (excluding therefrom the Series 2006-1 Available Reserve Account Amount) plus (b) the Demand Note Preference Payment Amount.

“Series 2006-1 Reserve Account” is defined in Section 5.7(a).

“Series 2006-1 Reserve Account Collateral” is defined in Section 5.7(d).

“Series 2006-1 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2006-1 Available Reserve Account Amount over the Series 2006-1 Required Reserve Account Amount on such Distribution Date.

“Series 2006-1 Revolving Period” means the period from and including the Series 2006-1 Closing Date to the earlier to occur of (a) the Series 2006-1 Commitment Termination Date, and (b) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred or been declared with respect to the Series 2006-1 Notes.

“Series 2006-1 Shortfall” is defined in Section 5.3(f).

“Series 2006-1 Six Month Enhancement Adjustment Percentage” means, with respect to any date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Group I CPF Trucks sold during the six calendar months immediately preceding such date, and the denominator of which is the aggregate Termination Value of such Group I CPF Trucks on the dates of their respective sales. For the avoidance of doubt, any Series 2006-1 Six Month Enhancement Adjustment Percentage calculation made after the Second Restatement Effective Date shall be calculated based on the Termination Value Curve Schedule attached to the Group I CPF Lease after giving effect to the amendments (including the inclusion of a new Termination Value Curve Schedule) to the Group I CPF Lease on the Second Restatement Effective Date.

“Series 2006-1 Terminating Purchaser” means, in the event of a Series 2006-1 Partial Commitment Termination, each APA Bank that is not extending its commitment and the related CP Conduit Purchaser collectively.

“Series 2006-1 Termination Date” means May 8, 2012.

“Series 2006-1 Transfer Issuance Date” means March 22, 2010.

“Series 2006-1 Trustee Fees” means, for any Distribution Date during the Series 2006-1 Rapid Amortization Period on which there exists a Series 2006-1 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2006-1 Percentage as of the beginning of the Series 2006-1 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Indenture.

“Series 2006-1 Twelve Month Enhancement Adjustment Percentage” means, with respect to any date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Group I CPF Trucks sold during the twelve calendar months immediately preceding such date, and the denominator of which is the aggregate Termination Value of such Group I CPF Trucks on the dates of their respective sales. For the avoidance of doubt, any Series 2006-1 Twelve Month Enhancement Adjustment Percentage calculation made after the Second Restatement Effective Date shall be calculated based on the Termination Value Curve Schedule attached to the Group I CPF Lease after giving effect to the amendments (including the inclusion of a new Termination Value Curve Schedule) to the Group I CPF Lease on the Second Restatement Effective Date.

“Series 2006-1 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 5.5(c), (d) or (e) on the Series 2006-1 Letters of Credit, the aggregate amount required to be drawn by the Trustee on all Series 2006-1 Letters of Credit.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal (rounded up to the nearest 1/100th of 1%) established by the Board with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Termination Date Disbursement” means an amount drawn under a Series 2006-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2006-1 Letter of Credit pursuant to a Certificate of Termination Demand.

“Transfer Supplement” is defined in Section 12.1(c).

“Transferee” is defined in Section 12.1(f).

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2006-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Voting Stock” of any Person means the common stock or membership interests of such Person and any other security of, or ownership interest in, such Person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other Persons serving similar functions) of such Person.

ARTICLE III

PURCHASE AND SALE OF SERIES 2006-1 NOTES;

INCREASES AND DECREASES OF SERIES 2006-1 INVESTED AMOUNT

Section 3.1 Purchases of the Series 2006-1 Notes.

(a) Series 2006-1 Closing Date. Subject to the terms and conditions of this Series Supplement, including delivery of notice in accordance with Section 3.3, (i) each CP Conduit Purchaser may, in its sole discretion, purchase a Series 2006-1 Note in an amount equal to all or a portion of its Commitment Percentage of the Series 2006-1 Initial Invested Amount on any Business Day specified by CPF in such notice provided pursuant to Section 3.3 (the “Series 2006-1 Closing Date”) and if such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser that it has elected not to fund a Series 2006-1 Note in an amount equal to its Commitment Percentage of the Series 2006-1 Initial Invested Amount on the Series 2006-1 Closing Date, each APA Bank with respect to such CP Conduit Purchaser shall fund on the Series 2006-1 Closing Date its APA Bank Percentage of that portion of such Series 2006-1 Note not to be funded by such CP Conduit Purchaser and (ii) thereafter, (A) if a CP Conduit Purchaser shall have purchased a Series 2006-1 Note, such CP Conduit Purchaser may, in its sole discretion, increase the outstanding principal amount of its Series 2006-1 Note during the Series 2006-1 Revolving Period (or on the Second Restatement Effective Date in connection with the Increase in the amount of the Second Restatement Date Increase Amount made on such date) in accordance with the provisions of this Series Supplement and (B) the APA Banks with respect to such CP Conduit Purchaser shall increase their respective APA Bank Percentages of the outstanding principal amount of the Series 2006-1 Note with respect to such Purchaser Group during the Series 2006-1 Revolving Period (or on the Second Restatement Effective Date in connection with the Increase in the amount of the Second Restatement Date Increase Amount made on such date) in accordance with the provisions of this Series Supplement. Payments by each CP Conduit Purchaser and/or the APA Banks with respect to such CP Conduit Purchaser shall be made in immediately available funds on the Series 2006-1 Closing Date (or on the Second Restatement Effective Date in connection with the Increase in the amount of the Second Restatement Date Increase Amount made on such date) to the Funding Agent with respect to such CP Conduit Purchaser for remittance to the Trust for deposit into the Series 2006-1 Collection Account.

(b) Form of Series 2006-1 Notes. The Series 2006-1 Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A hereto.

Section 3.2 Delivery.

(a) On the Series 2006-1 Closing Date, CPF shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate a Series 2006-1 Note in the name of the Funding Agent with respect to each Purchaser Group in an amount equal to the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group and deliver such Series 2006-1 Note to such Funding Agent in accordance with such written directions.

(b) The Administrative Agent shall maintain a record of the actual Purchaser Group Invested Amount outstanding with respect to each Purchaser Group and the actual Series 2006-1 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Purchaser Group Invested Amounts and outstanding Series 2006-1 Invested Amount from time to time. Upon a written request from the Trustee, the Administrative Agent shall provide in writing the identity of the Purchaser Groups, the related Funding Agents, the Purchaser Group Invested Amount for each Purchaser Group and the Pro Rata Share with respect to such Purchaser Group to the Trustee.

Section 3.3 Procedure for Issuance of the Series 2006-1 Initial Invested Amount and for Increasing the Series 2006-1 Invested Amount.

(a) Subject to Section 3.3(c), (i) on the Series 2006-1 Closing Date or any date thereafter, each CP Conduit Purchaser may agree, in its sole discretion, to purchase, and the APA Banks with respect to such CP Conduit Purchaser shall purchase, a Series 2006-1 Note in accordance with Section 3.1; and (ii) on any Business Day during the Series 2006-1 Revolving Period or, to the extent set forth below, on the Second Restatement Effective Date, each CP Conduit Purchaser may agree, in its sole discretion, that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount equal to the Commitment Percentage with respect to such Purchaser Group of the Increase Amount and each APA Bank with respect to such CP Conduit Purchaser hereby agrees that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount equal to its APA Bank Percentage of the Commitment Percentage with respect to such Purchaser Group of the Increase Amount (an “Increase”), upon the request of CPF (each date upon which an Increase occurs hereunder being referred to as the “Increase Date” applicable to such Increase); provided, that CPF shall have given the Administrative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B hereto, of such request no later than 3:00 p.m. (New York City time) on the second Business Day prior to the Series 2006-1 Closing Date or such Increase Date (except with respect to the Increase occurring on the Second Restatement Effective Date for which no such written notice shall be required), as the case may be. Such notice shall state (x) the Series 2006-1 Closing Date or the Increase Date, as the case may be, and (y) the initial aggregate principal amount of the Series 2006-1 Note (the “Series 2006-1 Initial Invested Amount”) or the proposed amount of the Increase (each, together with the Second Restatement Date Increase Amount, an “Increase Amount”), as the case may be. Notwithstanding anything to the contrary contained in this Series Supplement, the Base Indenture or any other Series 2006-1 Related Document, the Second Restatement Effective Date shall be an Increase Date pursuant to which the Series 2006-1 Invested Amount shall be Increased by an amount equal to the Second Restatement Date Increase Amount in accordance with the terms of this Section 3.3(a). Subject to the terms and conditions of this Series Supplement, each Purchaser Group shall fund its pro rata portion of the Second Restatement Date Increase Amount on the Second Restatement Effective Date in proportion to its applicable Commitment Percentage.

(b) If a CP Conduit Purchaser elects not to fund the full amount of its Commitment Percentage of the Series 2006-1 Initial Invested Amount or a requested Increase, such CP Conduit Purchaser shall notify the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser, and each APA Bank with respect to such CP Conduit

Purchaser shall fund its APA Bank Percentage of the portion of the Commitment Percentage with respect to such Purchaser Group of the Series 2006-1 Initial Invested Amount or such Increase, as the case may be, not funded by such CP Conduit Purchaser.

(c) No Purchaser Group shall be required to make the initial purchase of a Series 2006-1 Note on the Series 2006-1 Closing Date or to increase its Purchaser Group Invested Amount on any Increase Date hereunder unless:

(i) such Purchaser Group’s Commitment Percentage of the Series 2006-1 Initial Invested Amount or such Increase Amount is equal to (A) $1,000,000 or an integral multiple of $100,000 in excess thereof or (B) if less, the excess of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group over the Purchaser Group Invested Amount with respect to such Purchaser Group;

(ii) after giving effect to the initial purchase of the Series 2006-1 Notes or such Increase, as the case may be, (A) the Purchaser Group Invested Amount with respect to such Purchaser Group would not exceed the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group and (B) the Series 2006-1 Invested Amount would not exceed the Series 2006-1 Maximum Invested Amount;

(iii) after giving effect to the initial purchase of the Series 2006-1 Notes or such Increase, as the case may be, no Series 2006-1 Enhancement Deficiency would occur and be continuing;

(iv) no Amortization Event with respect to the Series 2006-1 Notes or Potential Amortization Event with respect to the Series 2006-1 Notes would occur and be continuing prior to or after giving effect to the issuance of the Series 2006-1 Notes or such Increase, as the case may be;

(v) other than in connection with the Increase made on the Second Restatement Effective Date, the Series 2006-1 Revolving Period has not ended; and

(vi) all of the representations and warranties made by each of CPF, the Lessee, the Guarantor and the Administrator in the Base Indenture, this Series Supplement and the Series 2006-1 Related Documents to which each is a party are true and correct on and as of the Series 2006-1 Closing Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).

CPF’s acceptance of funds in connection with (x) the initial purchase of Series 2006-1 Notes on the Series 2006-1 Closing Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by CPF to the Purchaser Groups as of the Series 2006-1 Closing Date or such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this Section 3.3(c) have been satisfied.

(d) Upon receipt of any notice required by Section 3.3(a) from CPF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser Group, no later than 5:00 p.m. (New York City time) on the day received. After receipt by any Funding Agent with respect to a Purchaser Group of such notice from the Administrative Agent, such Funding Agent shall, so long as the conditions set forth in Sections 3.3(a) and (c) are satisfied, promptly provide telephonic notice to the related CP Conduit Purchaser and the related APA Banks of the Series 2006-1 Closing Date or Increase Date, as the case may be, and of such Purchaser Group’s Commitment Percentage of the Series 2006-1 Initial Invested Amount or such Increase Amount, as the case may be. If such CP Conduit Purchaser elects to fund all or a portion of its Commitment Percentage of the Series 2006-1 Initial Invested Amount or Increase Amount, as the case may be, such CP Conduit Purchaser shall pay in immediately available funds its Commitment Percentage (or any portion thereof) of the amount of the Series 2006-1 Initial Invested Amount or such Increase on the Series 2006-1 Closing Date or such Increase Date, as the case may be, to the Funding Agent with respect to such Purchaser Group for deposit into the Series 2006-1 Collection Account. If such CP Conduit Purchaser does not fund the full amount of its Commitment Percentage of the Series 2006-1 Initial Invested Amount or the Increase Amount, as the case may be, and the related APA Banks are required to fund the portion thereof not funded by the CP Conduit Purchaser, each such APA Bank shall pay in immediately available funds its APA Bank Percentage of such portion on the Series 2006-1 Closing Date or such Increase Date to the Funding Agent with respect to such Purchaser Group for deposit in the Series 2006-1 Collection Account. Each Funding Agent shall remit the amounts received by it from its CP Conduit Purchaser or the related APA Banks pursuant to this Section 3.3(d) to the Trustee for deposit into the Series 2006-1 Collection Account.

Section 3.4 Sales by CP Conduit Purchasers of Series 2006-1 Notes to APA Banks. Notwithstanding any limitation to the contrary contained herein, each CP Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in its Series 2006-1 Note to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise.

Section 3.5 Procedure for Decreasing the Series 2006-1 Invested Amount. On any Business Day prior to the occurrence of an Amortization Event with respect to the Series 2006-1 Notes, upon the written request of CPF or the Administrator on behalf of CPF, the Series 2006-1 Invested Amount may be reduced (a “Decrease”) by the Trustee’s withdrawing from the Series 2006-1 Principal Subaccount, depositing into the Series 2006-1 Distribution Account and distributing to the Administrative Agent funds on deposit in the Series 2006-1 Principal Subaccount on such day in accordance with Section 5.5(b) in an amount not to exceed the amount of such funds on deposit on such day; provided that (i) CPF shall have given the Administrative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Decrease, in the case of any such Decrease in an amount less than $100,000,000, and prior to 9:30 a.m. (New York City time) on a Business Day that is at least ten days prior to such Decrease, in the case of any such Decrease in an amount of $100,000,000 or more; and (ii) any such Decrease shall be in an amount equal to $5,000,000 and integral multiples of $250,000 in excess thereof (or, if such Decrease will be used to reduce the Series 2006-1 Invested Amount to zero, such Decrease may be in such amount as is necessary to reduce the Series 2006-1 Invested Amounts to zero). Upon each Decrease, the Administrative Agent shall indicate in its records such Decrease and the Purchaser Group Invested Amount outstanding with respect to each Purchaser Group after giving effect to such Decrease. Upon receipt of any notice required by Section 3.5 from CPF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser Group, no later than 1:00 p.m. (New York City time) on the day received.

Section 3.6 Interest; Fees.

(a) Interest shall be payable on the Series 2006-1 Notes on each Distribution Date pursuant to Section 5.3.

(b) On any Business Day, CPF may, subject to Sections 3.6(c) and 8.4, elect to allocate all or any portion of the Available APA Bank Funding Amount with respect to any Purchaser Group to one or more Eurodollar Tranches with Eurodollar Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Purchaser Group irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 p.m. (New York City time) three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the Eurodollar Period for each Eurodollar Tranche to which a portion of the Available APA Bank Funding Amount with respect to such Purchaser Group is to be allocated and (iii) the portion of such Available APA Bank Funding Amount being allocated to each such Eurodollar Tranche. Upon receipt of any such notice, the Funding Agent with respect to a Purchaser Group shall notify the CP Conduit Purchaser and the APA Bank with respect to such Purchaser Group of the contents of such notice promptly upon receipt thereof.

(c) Notwithstanding anything to the contrary contained in this Section 3.6, (A) the portion of the Available APA Bank Funding Amount with respect to any Purchaser Group allocable to each Eurodollar Tranche must be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof, (B) no more than 7 Eurodollar Tranches with respect to such Purchaser Group shall be outstanding at any one time, and (C) after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event with respect to the Series 2006-1 Notes, CPF may not elect to allocate any portion of the Available APA Bank Funding Amount with respect to any Purchaser Group to a Eurodollar Tranche.

(d) [RESERVED]

(e) CPF shall pay with funds available pursuant to Section 5.3(a) to the Administrative Agent, for the account of each Purchaser Group, on each Distribution Date, a commitment fee with respect to the Series 2006-1 Interest Period ending on the day preceding such Distribution Date (the “Commitment Fee”) during the Series 2006-1 Revolving Period equal to the Commitment Fee Rate times the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group during such Series 2006-1 Interest Period less the average daily

Purchaser Group Invested Amount with respect to such Purchaser Group during such Series 2006-1 Interest Period. The Commitment Fees shall be due and payable monthly in arrears on each Distribution Date and on the date the Series 2006-1 Revolving Period terminates.

(f) Calculations of per annum rates under this Series Supplement shall be made on the basis of a 360- (or 365-/366- in the case of interest on the Floating Tranche based on the Prime Rate) day year. Each determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

Section 3.7 Indemnification by CPF.

(a) CPF agrees to indemnify and hold harmless the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank and each of their respective officers, directors, agents and employees (each, a “Company Indemnified Person”) from and against any loss, liability, expense, damage or injury suffered or sustained by (a “Claim”) such Company Indemnified Person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of CPF pursuant to the Indenture or the other Series 2006-1 Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by CPF (or any of its officers) in the Indenture or other Series 2006-1 Related Document or (iii) a failure by CPF to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Series 2006-1 Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the negligence, bad faith or willful misconduct of such Company Indemnified Person or its officers, directors, agents, principals, employees or employers or includes any Excluded Taxes; provided that any payments made by CPF pursuant to this Section 3.7 shall be made solely from funds available pursuant to Section 5.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that such funds are insufficient to make such payment. The indemnification provided for in this Section 3.7(a) shall survive the termination of the Base Indenture, this Series Supplement or any Applicable Related Document with respect to any Group I Series of Notes.

(b) CPF hereby agrees to indemnify and hold harmless each Series 2006-1 Noteholder (including its respective directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the assignments and security interests granted by this Indenture, whether arising by virtue of any act or omission on the part of CPF or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) incurred by such Series 2006-1 Noteholder in enforcing this Indenture or preserving any of its rights to, or realizing upon, any of the Collateral or Group I Collateral; provided, however, the foregoing indemnification shall not extend to any action by any Series 2006-1 Noteholder which constitutes gross negligence or willful misconduct by such Series 2006-1 Noteholder. The indemnification provided for in this Section 3.7(b) shall survive the termination of the Base Indenture or this Series Supplement.

(c) CPF shall indemnify and hold harmless each Series 2006-1 Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Indenture or any Collateral or Group I Collateral.

Section 3.8 Funding Agents.

(a) The Funding Agent with respect to each Purchaser Group is hereby authorized to record on each Business Day the CP Funded Amount with respect to such Purchaser Group and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such Purchaser Group and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Series 2006-1 Interest Period and such Purchaser Group. Any such recordation by a Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. Furthermore, the Funding Agent with respect to each Purchaser Group will maintain records sufficient to identify the percentage interest of the related CP Conduit Purchaser and each APA Bank with respect to such Purchaser Group holding an interest in the Series 2006-1 Note registered in the name of such Funding Agent and any amounts owing thereunder.

(b) Upon receipt of funds from the Administrative Agent on each Distribution Date and the date of any Decrease, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related APA Bank owed such funds in accordance with the recordations maintained by it in accordance with Section 3.8(a) with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.

Section 3.9 Partial Termination.

(a) If any APA Bank that is part of a Purchaser Group has not extended its Commitment on or before the 30th day prior to a Series 2006-1 Commitment Termination Date, the Administrative Agent may, but shall not be obligated to, offer any other APA Bank the right to increase its Commitment by the amount of the Commitment of such non-extending APA Bank. In the event that any APA Bank agrees to such an increase, the non-extending APA Bank and related CP Conduit Purchaser and the APA Bank assuming such non-extending APA Bank’s Commitment and its related CP Conduit Purchaser shall execute a Purchaser Group Supplement in accordance with Section 12.1(e).

ARTICLE IV

SECURITY

Section 4.1 Grant of Security Interest.

(a) To secure the Note Obligations with respect to the Series 2006-1 Notes and any other Group I Series of Notes and to secure compliance with the provisions of the Base Indenture and this Series Supplement and the Series Supplement for any other Group I Series of Notes, CPF hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, to the extent set forth in this Series Supplement and the Series Supplement for each other Group I Series of Notes, for the benefit of the Noteholders of each Group I Series of Notes (collectively, the “Group I Secured Parties”), and hereby grants to the Trustee, for the benefit of such Group I Secured Parties, a security interest in, all of CPF’s right, title and interest in and to all of the following assets, property, and interests of CPF, whether now owned or at any time hereafter acquired or created (collectively, the “Group I Collateral”):

(i) the Group I CPF Lease, any Sublease related to such Group I CPF Lease and any other agreements related to the Group I CPF Trucks to which CPF is a party or in which CPF otherwise has an interest (collectively, the “Group I CPF Agreements”), including, without limitation, all monies due and to become due to CPF under or in connection with such Group I CPF Agreements, whether payable as rent, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of such Group I CPF Agreements or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to such Group I CPF Agreements (whether arising pursuant to the terms of such Group I CPF Agreements or otherwise available to CPF at law or in equity), the right to enforce the Group I CPF Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group I CPF Agreements or the obligations of any party thereunder;

(ii) the Group I Administration Agreement, including, without limitation, all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to the Group I Administration Agreement (whether arising pursuant to the terms of the Group I Administration Agreement or otherwise available to CPF at law or in equity), and the right to enforce the Group I Administration Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group I Administration Agreement or the obligations of any party thereunder;

(iii) any Group I Nominee Agreement, including, without limitation, all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to such Group I Nominee Agreement (whether arising pursuant to the terms of the Group I Nominee Agreement or otherwise available to CPF at law or in equity), and the right to enforce such Group I Nominee

Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Group I Nominee Agreement or the obligations of any party thereunder;

(iv) all Group I CPF Trucks and all Certificates of Title with respect thereto;

(v) all sale or other proceeds from the disposition of Group I CPF Trucks, including all monies due in respect of Group I CPF Trucks, whether payable as the purchase price of Group I CPF Trucks or as related fees, expenses, costs, indemnities, insurance recoveries or otherwise;

(vi) all payments under insurance policies (whether or not the Trustee is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any Group I CPF Trucks;

(vii) (v) the Group I Collection Account and all accounts designated in this Series Supplement or the Series Supplement for any other Group I Series of Notes or otherwise as a sub-account or an administrative subaccount thereof (other than the Series 2006-1 Collection Account, the Series 2006-1 Principal Subaccount, the Series 2006-1 Accrued Interest Account and any other such sub-account or administrative subaccount established solely for the benefit of a particular Group I Series of Notes, and not for the benefit of any other Group I Series of Notes, as set forth in this Series Supplement, any such other Series Supplement or any other document or agreement pursuant to which such sub-account or administrative subaccount is established), (w) all funds on deposit therein from time to time, (x) all certificates and instruments, if any, representing or evidencing any or all of such accounts or the funds on deposit therein from time to time, (y) all Investment Property credited to any such account at any time and from time to time or acquired at any time and from time to time with the funds on deposit in any or all such accounts (including income thereon) and (z) all Permitted Investments made at any time and from time to time with the funds on deposit in any or all such accounts (including income thereon);

(viii) all additional property relating to the Group I Series of Notes that may from time to time hereafter (pursuant to the terms of this Series Supplement, the Series Supplement for any other Group I Series of Notes or otherwise) be subjected to the grant and pledge hereof by CPF or by anyone on its behalf; and

(ix) to the extent not otherwise included, all Proceeds, products, offspring, rents or profits of any and all of the foregoing, including cash, and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) The foregoing grant is made in trust to secure the Note Obligations for the Series 2006-1 Notes and any other Group I Series of Notes and to secure compliance with the provisions of this Base Indenture, this Series Supplement and the Series Supplement for each other Group I Series of Notes, all as provided in the Base Indenture, this Series Supplement and each such other Series Supplement. The Trustee, as trustee on behalf of the Group I Secured Parties, acknowledges such grant, accepts the trusts under the Base Indenture and this Series Supplement in accordance with the provisions of the Base Indenture and this Series Supplement and subject to Section 10.1 and 10.2 of the Base Indenture, agrees to perform its duties required in the Base Indenture, this Series Supplement and each such other Series Supplement to the best of its abilities to the end that the interests of the Group I Secured Parties may be adequately and effectively protected. The Group I Collateral shall secure each Group I Series of Notes equally and ratably without prejudice, priority (except, with respect to any other Group I Series of Notes, as otherwise stated in the Series Supplement for such Group I Series of Notes) or distinction.

ARTICLE V

SERIES 2006-1 ALLOCATIONS

With respect to the Series 2006-1 Notes, the following shall apply:

Section 5.1 Establishment of Group I Collection Account, Series 2006-1 Collection Account, Series 2006-1 Principal Subaccount and Series 2006-1 Accrued Interest Account.

(a) All Collections allocable to the Series 2006-1 Notes shall be allocated to the Collection Account, for further credit to the Group I Collection Account.

(b) Pursuant to the Base Indenture, the Trustee has created a Group Collection Account for the benefit of the Noteholders of the Group I Series of Notes (such account, the “Group I Collection Account”). In addition, the Trustee shall create three administrative subaccounts within the Group I Collection Account for the benefit of the Series 2006-1 Noteholders: the Series 2006-1 Collection Account (such sub-account, the “Series 2006-1 Collection Account”), the Series 2006-1 Principal Subaccount (such sub-account, the “Series 2006-1 Principal Subaccount”) and the Series 2006-1 Accrued Interest Account (such sub-account, the “Series 2006-1 Accrued Interest Account”).

Section 5.2 Allocations with Respect to the Series 2006-1 Notes.

(a) The net proceeds from the initial sale of the Series 2006-1 Notes and any Increase will be deposited into the Collection Account, for further credit to the Group I Collection Account. On each Business Day on which Collections are deposited into the Group I Collection Account (each such date, a “Series 2006-1 Deposit Date”), the Administrator shall direct the Trustee in writing pursuant to the Group I Administration Agreement to allocate all amounts deposited into the Group I Collection Account prior to 11:00 a.m. (New York City time) on such Series 2006-1 Deposit Date as set forth below:

(i) allocate to the Series 2006-1 Collection Account an amount equal to the sum of (A) the Series 2006-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections deposited to the Group I Collection Account on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2006-1 Interest Rate Hedges. All such amounts allocated to the Series 2006-1 Collection Account shall be further allocated to the Series 2006-1 Accrued Interest Account; and

(ii) allocate to the Series 2006-1 Principal Subaccount the sum of (A) the Series 2006-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections deposited to the Group I Collection Account on such day and (B) the proceeds from the issuance of the Series 2006-1 Notes and from any Increase; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2006-1 Notes, Series 2006-1 Interest Rate Hedge Proceeds and other amounts available pursuant to Section 5.3 to pay Series 2006-1 Monthly Interest and any unpaid Series 2006-1 Shortfall with respect to the Series 2006-1 Interest Period ending on the day preceding the next succeeding Distribution Date and any Series 2006-1 Interest Rate Hedge Payments due on such Distribution Date will be less than the sum of such Series 2006-1 Monthly Interest, such Series 2006-1 Shortfall and such Series 2006-1 Interest Rate Hedge Payments and (B) the Series 2006-1 Enhancement Amount is greater than zero, the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2006-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2006-1 Enhancement Amount to the Series 2006-1 Accrued Interest Account to be treated as Interest Collections allocable to the Series 2006-1 Notes on such Distribution Date.

(b) Series 2006-1 Principal Subaccount. If on any Business Day the Series 2006-1 Available Reserve Account Amount is less than the Series 2006-1 Required Reserve Account Amount prior to the occurrence of an Amortization Event with respect to the Series 2006-1 Notes, the Administrator shall instruct the Trustee in writing to withdraw funds in an amount equal to such insufficiency from the Series 2006-1 Principal Subaccount and deposit such amount into the Series 2006-1 Reserve Account. On each Business Day following the occurrence of a Series 2006-1 Partial Commitment Termination and prior to the occurrence of the Series 2006-1 Commitment Termination Date or an Amortization Event with respect to the Series 2006-1 Notes, the Administrator shall direct the Trustee to, and the Trustee shall, as so directed by the Administrator, withdraw the Series 2006-1 Partial Commitment Termination Percentage of funds on deposit in the Series 2006-1 Principal Subaccount, deposit such amounts in the Series 2006-1 Distribution Account and use such amounts to make payments to the Series 2006-1 Terminating Purchasers on the immediately succeeding Distribution Date in respect of the Series 2006-1 Notes held by such Series 2006-1 Terminating Purchasers until the principal amount of such Series 2006-1 Notes is reduced to zero in accordance with Section 5.5(e). Amounts allocated to the Series 2006-1 Principal Subaccount during any Related Month and not applied to make a voluntary Decrease in the Series 2006-1 Invested Amount pursuant to Section 3.5 or withdrawn for payment to the Series 2006-1 Terminating Purchasers pursuant to this Section 5.2(b) shall be withdrawn from the Series 2006-1 Principal Subaccount, deposited in the Series 2006-1 Distribution Account on the immediately succeeding Distribution Date and used to make principal payments in respect of the Series 2006-1 Notes ratably, without preference of priority of any kind, until the Series 2006-1 Invested Amount is reduced to zero in accordance with Section 5.5(e). Notwithstanding anything to the contrary herein, no funds on deposit in the Series 2006-1 Principal Subaccount shall be paid or distributed to CPF until the Series 2006-1 Notes have been paid in full.

(c) Past Due Rental Payments. Notwithstanding Section 5.2(a), if after the occurrence of a Series 2006-1 Lease Payment Deficit, the Lessee shall make payments of Monthly Base Rent or other amounts payable by the Lessee under the Group I CPF Lease on or prior to the fifth Business Day after the occurrence of such Series 2006-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Group I Administration Agreement to allocate to the Series 2006-1 Collection Account an amount equal to the Series 2006-1 Invested Percentage as of the date of the occurrence of such Series 2006-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2006-1 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Group I Administration Agreement to withdraw from the Series 2006-1 Collection Account and apply the Series 2006-1 Past Due Rent Payment in the following order:

(i) if the occurrence of such Series 2006-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2006-1 Reserve Account pursuant to Section 5.3(d), deposit in the Series 2006-1 Reserve Account an amount equal to the lesser of (x) the Series 2006-1 Past Due Rent Payment and (y) the excess, if any, of the Series 2006-1 Required Reserve Account Amount over the Series 2006-1 Available Reserve Account Amount on such day;

(ii) if the occurrence of the related Series 2006-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2006-1 Letters of Credit, pay to each Series 2006-1 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2006-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2006-1 Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Series 2006-1 Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each Series 2006-1 Letter of Credit Provider’s Lease Deficit Disbursement, of the amount of the Series 2006-1 Past Due Rent Payment remaining after payment pursuant to clause (i) above;

(iii) if the occurrence of such Series 2006-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2006-1 Cash Collateral Account, deposit in the Series 2006-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2006-1 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2006-1 Cash Collateral Account on account of such Series 2006-1 Lease Payment Deficit;

(iv) allocate to the Series 2006-1 Accrued Interest Account the amount, if any, by which the Series 2006-1 Lease Interest Payment Deficit, if any, relating to such Series 2006-1 Lease Payment Deficit exceeds the amount of the Series 2006-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v) treat the remaining amount of the Series 2006-1 Past Due Rent Payment as Principal Collections allocated to the Series 2006-1 Notes in accordance with Section 5.2(a)(ii).

Section 5.3 Payments to Noteholders. The Funding Agent with respect to each Purchaser Group shall provide written notice to the Administrative Agent (x) no later than two Business Days prior to each Determination Date, setting forth the Monthly Funding Costs with respect to such Purchaser Group with respect to the portion of the current Series 2006-1 Interest Period ending on such Business Day and a reasonable estimation of the Monthly Funding Costs with respect to such Purchaser Group for the remainder of such Series 2006-1 Interest Period and (y) within three Business Days after the end of each calendar month, setting forth the Monthly Funding Costs (calculated as if such calendar month were a Series 2006-1 Interest Period) with respect to such Purchaser Group for such calendar month. The Administrative Agent shall, within two Business Days following its receipt of such information from each Funding Agent, compile the information provided in such written notice provided pursuant to clause (x) or (y) above, as applicable, into one written notice for all Purchaser Groups and forward such notice to the Administrator. On each Determination Date, the Administrator shall determine the Series 2006-1 Note Rate for the current Series 2006-1 Interest Period. If the actual amount of the Monthly Funding Costs with respect to any Purchaser Group for a Series 2006-1 Interest Period is less than or greater than the amount thereof estimated by the Funding Agent with respect to such Purchaser Group on a Determination Date, such Funding Agent shall notify the Administrator and the Administrative Agent thereof on the next succeeding Determination Date and the Administrator shall reduce or increase the Monthly Funding Costs with respect to such Purchaser Group for the next succeeding Series 2006-1 Interest Period accordingly. The Administrator shall determine the Series 2006-1 Note Rate for the last Series 2006-1 Interest Period on the Determination Date immediately preceding the final Distribution Date based on the information provided by the Funding Agents. If a Funding Agent determines that the actual Monthly Funding Costs with respect to its Purchaser Group for the last Series 2006-1 Interest Period will be more or less than the estimate thereof provided to the Administrator and informs the Administrator of such variance prior to the Distribution Date for such Series 2006-1 Interest Period, the Administrator shall recalculate the Series 2006-1 Note Rate for such Series 2006-1 Interest Period. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Group I Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Group I Collection Account pursuant to Section 5.3(a) below in respect of all funds available from Series 2006-1 Interest Rate Hedge Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2006-1 Notes.

(a) Note Interest with respect to the Series 2006-1 Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group I Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 5.4 from the Series 2006-1 Accrued Interest

Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2006-1 Notes and the Series 2006-1 Interest Rate Hedge Proceeds processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (w) first, an amount equal to the Series 2006-1 Monthly Interest for the Series 2006-1 Interest Period ending on the day preceding the related Distribution Date, (x) second, an amount equal to the Series 2006-1 Interest Rate Hedge Payments payable on such Distribution Date, (y) third, an amount equal to the accrued and unpaid Commitment Fees for each Purchaser Group for the Series 2006-1 Interest Period ending on the day preceding the related Distribution Date, and (z) fourth, an amount equal to the amount of any unpaid Series 2006-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2006-1 Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 5.3(a) from the Series 2006-1 Accrued Interest Account and deposit such amounts in the Series 2006-1 Distribution Account.

(b) Withdrawals from Series 2006-1 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2006-1 Accrued Interest Account are insufficient to pay the sum of (a) the amounts described in clauses (w), (x), (y) and (z) of Section 5.3(a) above on such Distribution Date and (b) during the Series 2006-1 Rapid Amortization Period, the Series 2006-1 Trustee Fees, the Series 2006-1 Disposition Agent Fees and the Series 2006-1 Back-up Administration Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2006-1 Reserve Account and deposit in the Series 2006-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2006-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2006-1 Reserve Account and deposit such amount in the Series 2006-1 Distribution Account.

(c) Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2006-1 Lease Payment Deficit, such notification to be in the form of Exhibit C to this Series Supplement (each a “Lease Payment Deficit Notice”).

(d) Draws on Series 2006-1 Letters of Credit For Series 2006-1 Lease Interest Payment Deficits. If the Administrator determines on any Distribution Date that there exists a Series 2006-1 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2006-1 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (identified by the Administrator) equal to the least of (i) such Series 2006-1 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (w), (x), (y) and (z) of Section 5.3(a) above on such Distribution Date and (B) during the Series 2006-1 Rapid Amortization Period, the Series 2006-1 Trustee Fees, the Series 2006-1 Disposition Agent Fees and the Series 2006-1 Back-up Administration Fees for such Distribution Date over the amounts available from the Series 2006-1 Accrued Interest Account plus the amount withdrawn from the Series 2006-1 Reserve Account pursuant to Section 5.3(b) on such Distribution Date and (iii) the Series 2006-1 Letter of Credit Liquidity Amount, on the Series 2006-1 Letters of Credit by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2006-1 Distribution Account on such Distribution Date for distribution in accordance with Section 5.4; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2006-1 Cash Collateral Account and deposit in the Series 2006-1 Distribution Account an amount equal to the lesser of (x) the Series 2006-1 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2006-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2006-1 Letters of Credit.

(e) Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group I Administration Agreement to pay the balance (after making the payments required in Section 5.3(a)), if any, of the amounts available from the Series 2006-1 Accrued Interest Account as follows:

(i) first, to the Administrator, an amount equal to the Series 2006-1 Invested Percentage as of the beginning of such Series 2006-1 Interest Period of the Monthly Administration Fee payable by CPF (as specified in Section 5 of the Group I Administration Agreement) for such Series 2006-1 Interest Period;

(ii) second, during the Series 2006-1 Rapid Amortization Period, to the Group I Disposition Agent and/or the Group I Back-up Administrator, any Series 2006-1 Disposition Agent Fees and/or Series 2006-1 Back-up Administration Fees remaining unpaid after application of the Monthly Administration Fee pursuant to the Group I Back-up Administration Agreement;

(iii) third, to the Trustee, an amount equal to the Series 2006-1 Percentage as of the beginning of such Series 2006-1 Interest Period of the Trustee’s fees for such Series 2006-1 Interest Period;

(iv) fourth, to the Series 2006-1 Distribution Account to pay any Article VIII Costs;

(v) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2006-1 Percentage as of the beginning of such Series 2006-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2006-1 Interest Period; and

(vi) sixth, the balance, if any, shall be treated as Principal Collections allocable to the Series 2006-1 Notes.

(f) Shortfalls. If the amounts described in Section 5.3 are insufficient to pay the Series 2006-1 Monthly Interest and the Commitment Fees of the Purchaser Groups on

any Distribution Date, payments of interest to the Series 2006-1 Noteholders and payments of Commitment Fees to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2006-1 Shortfall.” Interest shall accrue on the Series 2006-1 Shortfall at the Alternate Base Rate plus 2% per annum.

Section 5.4 Payment of Note Interest and Commitment Fees.

On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent for the accounts of the Purchaser Groups from the Series 2006-1 Distribution Account the amounts deposited in the Series 2006-1 Distribution Account pursuant to Section 5.3. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Series 2006-1 Monthly Interest, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser Group an amount equal to the Monthly Funding Costs with respect to such Purchaser Group with respect to the Series 2006-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Series 2006-1 Shortfalls relating to unpaid Series 2006-1 Monthly Interest payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 5.4 on account of Series 2006-1 Monthly Interest for the Series 2006-1 Interest Period ending on the day preceding such Distribution Date is less than such Series 2006-1 Monthly Interest, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchaser Groups, on a rata basis, based on the Monthly Funding Costs with respect to each Purchaser Group with respect to such Series 2006-1 Interest Period. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Commitment Fees, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser Group an amount equal to the Commitment Fee payable to such Purchaser Group with respect to the Series 2006-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Series 2006-1 Shortfalls relating to unpaid Commitment Fees payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 5.4 on account of Commitment Fees is less than the Commitment Fees payable on such Distribution Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchaser Groups, on a pro rata basis, based on the Commitment Fee payable to each Purchaser Group on such Distribution Date. Upon the receipt of funds from the Trustee or the Paying Agent on any Distribution Date on account of Article VIII Costs, the Administrative Agent shall pay such amounts to the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts. If the amounts paid to the Administrative Agent on any Distribution Date pursuant to Section 5.3(e) on account of Article VIII Costs are less than the Article VIII Costs due and payable on such Distribution Date, the Administrative Agent shall pay the amounts available to the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts, on a pro rata basis, based on the Article VIII Costs owing to such CP Conduit Purchasers and APA Banks. Due and unpaid Article VIII Costs owing to a Purchaser Group shall accrue interest at the Alternate Base Rate plus 2%; provided that Article VIII Costs shall not be considered due until the first Distribution Date following five days notice to CPF and the Administrator of such Article VIII Costs.

Section 5.5 Payment of Note Principal.

(a) Monthly Principal Payments. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group I Administration Agreement and in accordance with this Section 5.5 as to (i) the amount allocated to the Series 2006-1 Notes during the Related Month pursuant to Section 5.2(a)(ii) less (x) the amount thereof withdrawn for deposit into the Series 2006-1 Distribution Account and payment to the Series 2006-1 Terminating Purchasers pursuant to Section 5.2(b), (y) the amount thereof applied to make voluntary Decreases in the Series 2006-1 Invested Amount pursuant to Section 3.5 and (z) the amount thereof withdrawn from the Series 2006-1 Principal Subaccount and deposited into the Series 2006-1 Reserve Account pursuant to Section 5.2(b), in each case, on or prior to such Determination Date (the “Monthly Principal Payment Amount”), (ii) any amounts to be withdrawn from the Series 2006-1 Reserve Account and deposited into the Series 2006-1 Distribution Account or (iii) any amounts to be drawn on the Series 2006-1 Demand Notes and/or on the Series 2006-1 Letters of Credit (or withdrawn from the Series 2006-1 Cash Collateral Account). On the Distribution Date following each such Determination Date, the Trustee shall withdraw the Monthly Principal Payment Amount from the Series 2006-1 Principal Subaccount and deposit such amount in the Series 2006-1 Distribution Account, to be paid to the holders of the Series 2006-1 Notes.

(b) Decreases. On any Business Day prior to the occurrence of an Amortization Event with respect to the Series 2006-1 Notes on which a Decrease is to be made pursuant to Section 3.5, the Trustee shall withdraw from the Series 2006-1 Principal Subaccount in accordance with the written instructions of the Administrator an amount equal to the lesser of (i) the funds then allocated to the Series 2006-1 Principal Subaccount and (ii) the amount of such Decrease, and deposit such amount in the Series 2006-1 Distribution Account, to be paid to the Administrative Agent. Upon the receipt of funds on account of a Decrease from the Trustee, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser Group, such Purchaser Group’s Pro Rata Share of the amount of such Decrease. Each Purchaser Group’s share of the amount of any Decrease on any Business Day shall be allocated by such Purchaser Group first to reduce the Available CP Funding Amount with respect to such Purchaser Group and the Available APA Bank Funding Amount with respect to such Purchaser Group on such Business Day and then to reduce the portion of the Purchaser Group Invested Amount with respect to such Purchaser Group allocated to Eurodollar Tranches in such order as such Purchaser Group may select in order to minimize costs payable pursuant to Section 8.3.

(c) Principal Deficit Amount. On each Distribution Date on which the Series 2006-1 Principal Deficit Amount is greater than zero or the Administrator determines that there exists a Series 2006-1 Lease Principal Payment Deficit, amounts shall be transferred to the Series 2006-1 Distribution Account as follows:

(i) Reserve Account Withdrawal. The Administrator shall instruct the Trustee in writing prior to 12:00 noon (New York City time) on such Distribution Date, in the case of a Series 2006-1 Lease Principal Payment Deficit or a Series 2006-1

Principal Deficit Amount resulting from a Series 2006-1 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, in the case of any other Series 2006-1 Principal Deficit Amount, to withdraw from the Series 2006-1 Reserve Account, an amount equal to the lesser of (x) the Series 2006-1 Available Reserve Account Amount and (y) the greater of (1) such Series 2006-1 Principal Deficit Amount and (2) such Series 2006-1 Lease Principal Payment Deficit and deposit it in the Series 2006-1 Distribution Account on such Distribution Date or such second Business Day prior to such Distribution Date, as applicable.

(ii) Principal Draws on Series 2006-1 Letters of Credit. If the Administrator determines on any Distribution Date that there exists a Series 2006-1 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2006-1 Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2006-1 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the least of (a) the amount by which the Series 2006-1 Lease Principal Payment Deficit on such Distribution Date exceeds the amount to be deposited in the Series 2006-1 Distribution Account in accordance with clause (i) of this Section 5.5(c) on such Distribution Date, (b) the excess, if any, of (x) the Permitted Principal Draw Amount as of such Distribution Date (taking into account, for purpose of calculating such amount, the Series 2006-1 Lease Principal Payment Deficit on such Distribution Date) over (y) the aggregate amount, if any, drawn on the Series 2006-1 Letters of Credit and/or withdrawn from the Series 2006-1 Cash Collateral Account in accordance with clause (iv) of this Section 5.5(c) with respect to the related Distribution Date and (c) the Series 2006-1 Letter of Credit Liquidity Amount on the Series 2006-1 Letters of Credit by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2006-1 Distribution Account on such Distribution Date; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2006-1 Cash Collateral Account and deposit in the Series 2006-1 Distribution Account an amount equal to the Series 2006-1 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (a), (b) and (c) above and draw an amount equal to the remainder of the least of the amounts described in clauses (a), (b) and (c) above on the Series 2006-1 Letters of Credit.

(iii) Demand Note Draw. If on any Determination Date, the Administrator determines that the Series 2006-1 Principal Deficit Amount on the next succeeding Distribution Date (even assuming that there is no Series 2006-1 Lease Principal Payment Deficit on such Distribution Date) will be greater than zero and there are any Series 2006-1 Letters of Credit or amounts on deposit in the Series 2006-1 Cash Collateral Account on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit D on BRAC demanding payment of an amount equal to the lesser of (A) the Series 2006-1 Principal Deficit Amount less the amount deposited or to be deposited in the Series 2006-1 Distribution Account in accordance with clause (i) of this Section 5.5(c) on such Business Day and (B) the Series 2006-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to BRAC; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to BRAC. The Trustee shall cause the proceeds of any demand on the Series 2006-1 Demand Note to be deposited into the Series 2006-1 Distribution Account.

(iv) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to a Distribution Date, BRAC shall have failed to pay to the Trustee or deposit in the Series 2006-1 Distribution Account the amount specified in a Demand Notice delivered pursuant to clause (iii) of this Section 5.5(c) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC, the Trustee shall not have delivered such Demand Notice to BRAC on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2006-1 Letters of Credit an amount equal to the least of (a) Series 2006-1 Letter of Credit Amount, (b) the Permitted Principal Draw Amount on such Business Day (assuming for the purpose of calculating such amount that there will not be a Series 2006-1 Lease Principal Payment Deficit on the related Distribution Date) and (c) the aggregate amount that BRAC failed to pay under the Series 2006-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2006-1 Cash Collateral Account and deposit in the Series 2006-1 Distribution Account an amount equal to the Series 2006-1 Cash Collateral Percentage on such Business Day of the least of the amounts described in clauses (a), (b) and (c) above and draw an amount equal to the remainder of the least of the amounts described in clauses (a), (b) and (c) above on the Series 2006-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2006-1 Letters of Credit and the proceeds of any withdrawal from the Series 2006-1 Cash Collateral Account into the Series 2006-1 Distribution Account.

(d) Series 2006-1 Termination Date. The entire Series 2006-1 Invested Amount shall be due and payable on the Series 2006-1 Termination Date. In connection therewith:

(i) Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2006-1 Distribution Account of the amount to be deposited in accordance with Section 5.5(a), together with any amounts to be deposited therein in accordance with

Section 5.5(c) on the Series 2006-1 Termination Date, the amount to be deposited in the Series 2006-1 Distribution Account with respect to the Series 2006-1 Termination Date is or will be less than the Series 2006-1 Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2006-1 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2006-1 Reserve Account, an amount equal to the lesser of the Series 2006-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2006-1 Distribution Account on the Series 2006-1 Termination Date.

(ii) Demand Note Draw. If the amount to be deposited in the Series 2006-1 Distribution Account in accordance with Section 5.5(a) together with any amounts to be deposited therein in accordance with Section 5.5(c) and Section 5.5(d)(i) on the Series 2006-1 Termination Date is less than the Series 2006-1 Invested Amount, and there are any Series 2006-1 Letters of Credit or amounts on deposit in the Series 2006-1 Cash Collateral Account on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2006-1 Termination Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to BRAC for payment under the Series 2006-1 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2006-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2006-1 Termination Date, deliver such Demand Notice to ABCR; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to BRAC. The Trustee shall cause the proceeds of any demand on the Series 2006-1 Demand Notes to be deposited into the Series 2006-1 Distribution Account.

(iii) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to BRAC pursuant to clause (ii) of this Section 5.5(d) BRAC shall have failed to pay to the Trustee or deposit into the Series 2006-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to BRAC, the Trustee shall not have delivered such Demand Notice to BRAC on the second Business Day preceding the Series 2006-1 Termination Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2006-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the least of (a) the amount that BRAC failed to pay under the Series 2006-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder), (b) the Series 2006-1 Letter of Credit Amount on such Business Day and (c) the Permitted Principal Draw Amount on such Business Day, by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2006-1 Cash Collateral Account and deposit in the Series 2006-1 Distribution Account an amount equal to the Series 2006-1 Cash Collateral Percentage on such Business Day of the least of the amounts described in clauses (a), (b) and (c) above and draw an amount equal to the remainder of the least of the amounts described in clauses (a), (b) and (c) above on the Series 2006-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2006-1 Letters of Credit and the proceeds of any withdrawal from the Series 2006-1 Cash Collateral Account into the Series 2006-1 Distribution Account.

(e) Post-Series 2006-1 Termination Date Draws on Series 2006-1 Letter of Credit. If on the Business Day immediately preceding any Distribution Date after the Series 2006-1 Termination Date (x) the Series 2006-1 Invested Amount remains outstanding and, after giving effect to the deposit into the Series 2006-1 Distribution Account of the amount to be deposited in accordance with Section 5.5(a), the amount deposited in the Series 2006-1 Distribution Account with respect to such Distribution Date is or will be less than the Series 2006-1 Invested Amount, (y) there are any Series 2006-1 Letters of Credit or amounts on deposit in the Series 2006-1 Cash Collateral Account on such date and (z) the amount drawn on the Series 2006-1 Letters of Credit (and/or withdrawn from the Series 2006-1 Cash Collateral Account) in respect of the prior Distribution Date was limited to the Permitted Principal Draw Amount, then the Trustee shall draw on the Series 2006-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the least of (a) the Series 2006-1 Invested Amount on such Business Day after giving effect to the payment of the amounts deposited into the Series 2006-1 Distribution Account in accordance with Section 5.5(a), (b) the Permitted Principal Draw Amount as of such Business Day, (c) the Post-Termination Date Cumulative Undrawn Amount as of such Business Day and (d) the Series 2006-1 Letter of Credit Amount on such Business Day by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2006-1 Cash Collateral Account and deposit in the Series 2006-1 Distribution Account an amount equal to the Series 2006-1 Cash Collateral Percentage on such Business Day of the least of the amounts described in clauses (a), (b), (c) and (d) above and draw an amount equal to the remainder of the least of the amounts described in clauses (a), (b), (c) and (d) above on the Series 2006-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2006-1 Letters of Credit and the proceeds of any withdrawal from the Series 2006-1 Cash Collateral Account into the Series 2006-1 Distribution Account.

(f) Distribution. On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, (i) pay to the Administrative Agent for the accounts of the Purchaser Groups from the Series 2006-1 Distribution Account the amount deposited therein pursuant to Section 5.5(a), (c), (d) and/or (e) or (ii) pay to the Administrative Agent for the account of the applicable Purchaser Groups constituting the Series 2006-1 Terminating Purchasers from the Series 2006-1 Distribution Account the amount deposited therein pursuant to Section 5.2(b). Upon the receipt of funds from the Trustee pursuant to Sections 5.5(a), (c), (d) and/or (e) on any Distribution Date, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser Group, such Purchaser Group’s Pro Rata

Share of such funds. Upon the receipt of funds from the Trustee pursuant to Sections 5.2(b) on any Distribution Date, the Administrative Agent shall pay to each Funding Agent with respect to a Series 2006-1 Terminating Purchaser, such Series 2006-1 Terminating Purchasers Pro Rata Share of such funds. For the avoidance of doubt, notwithstanding anything to the contrary contained herein, no principal amount repaid to a Purchaser Group hereunder may be reborrowed under Section 3.3 or otherwise.

Section 5.6 Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make any payment from the Group I Collection Account or deposit into the Collection Account (which amount is to be further credited to the Group I Collection Account) or the Group I Collection Account required to be given by the Administrator, at the time specified in the Group I Administration Agreement or any other Series 2006-1 Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or Group I Collection Account, as the case may be, without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Series 2006-1 Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 5.7 Series 2006-1 Reserve Account. (a) Establishment of Series 2006-1 Reserve Account. CPF shall establish and maintain in the name of the Trustee for the benefit of the Series 2006-1 Noteholders, or cause to be established and maintained, an account (the “Series 2006-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-1 Noteholders. The Series 2006-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2006-1 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by S&P or “Baa2” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2006-1 Reserve Account with a new Qualified Institution. If the Series 2006-1 Reserve Account is not maintained in accordance with the previous sentence, CPF shall establish a new Series 2006-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2006-1 Reserve Account into the new Series 2006-1 Reserve Account. Initially, the Series 2006-1 Reserve Account shall be established with The Bank of New York Mellon Trust Company, N.A.; provided that if the Series 2006-1 Reserve Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Administrative Agent establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2006-1 Reserve Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1

Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2006-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Administration of the Series 2006-1 Reserve Account. The Administrator may instruct the institution maintaining the Series 2006-1 Reserve Account to invest funds on deposit in the Series 2006-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2006-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2006-1 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Securities Intermediary to become the registered holder of such securities. The Trustee shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2006-1 Reserve Account. CPF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2006-1 Reserve Account shall remain uninvested.

(c) Earnings from Series 2006-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2006-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d) Series 2006-1 Reserve Account Constitutes Additional Collateral for Series 2006-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2006-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2006-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2006-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2006-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2006-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2006-1 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2006-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2006-1 Reserve Account. The Series 2006-1 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2006-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2006-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(e) Preference Amount Withdrawals from the Series 2006-1 Reserve Account or the Series 2006-1 Cash Collateral Account. If a member of a Purchaser Group notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from either (x) on or prior to the Series 2006-1 Letter of Credit Termination Date, the Series 2006-1 Reserve Account or (y) after the Series 2006-1 Letter of Credit Termination Date, the Series 2006-1 Cash Collateral Account and pay to the Funding Agent for such member an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2006-1 Reserve Account or the Series 2006-1 Cash Collateral Account pursuant to this Section 5.7(e), the Trustee shall have received (i) a certified copy of the order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against CPF by the Purchaser Group for any amount paid in respect of such Preference Amount. On the Business Day after the Series 2006-1 Letter of Credit Termination Date, the Trustee shall transfer the amount on deposit in the Series 2006-1 Reserve Account to the Series 2006-1 Cash Collateral Account.

(f) Series 2006-1 Reserve Account Surplus. In the event that the Series 2006-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2006-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Group I Administration Agreement, shall withdraw from the Series 2006-1 Reserve Account an amount equal to the Series 2006-1 Reserve Account Surplus and shall pay such amount to CPF.

(g) Termination of Series 2006-1 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2006-1 Noteholders and payable from the Series 2006-1 Reserve Account as provided herein, shall withdraw from the Series 2006-1 Reserve Account all amounts on deposit therein for payment to CPF.

Section 5.8 Series 2006-1 Letters of Credit and Series 2006-1 Cash Collateral Account.

(a) Series 2006-1 Letters of Credit and Series 2006-1 Cash Collateral Account Constitute Additional Collateral for Series 2006-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2006-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2006-1 Letter of Credit; (ii) the Series 2006-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2006-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2006-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2006-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2006-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2006-1 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Series 2006-1 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2006-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2006-1 Cash Collateral Account. The Series 2006-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2006-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1 Cash Collateral Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2006-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Series 2006-1 Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then scheduled Series 2006-1 Letter of Credit Expiration Date with respect to any Series 2006-1 Letter of Credit, excluding the amount available to be drawn under such Series 2006-1 Letter of Credit but taking into account each substitute Series 2006-1 Letter of Credit which has been obtained from a Series 2006-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2006-1 Enhancement Amount would be equal to or more than the Series 2006-1 Required Enhancement Amount, the Series 2006-1 Liquid Enhancement Amount would be equal to or more than the Series 2006-1 Required Liquid Enhancement Amount and the Series 2006-1 Letter of Credit Liquidity Amount would be equal to or greater than the Series 2006-1 Required Letter of Credit Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such

Series 2006-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2006-1 Letter of Credit Expiration Date with respect to any Series 2006-1 Letter of Credit, excluding the amount available to be drawn under such Series 2006-1 Letter of Credit but taking into account a substitute Series 2006-1 Letter of Credit which has been obtained from a Series 2006-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2006-1 Enhancement Amount would be less than the Series 2006-1 Required Enhancement Amount, the Series 2006-1 Liquid Enhancement Amount would be less than the Series 2006-1 Required Liquid Enhancement Amount or the Series 2006-1 Letter of Credit Liquidity Amount would be less than the Series 2006-1 Required Letter of Credit Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2006-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2006-1 Required Enhancement Amount over the Series 2006-1 Enhancement Amount, excluding the available amount under such expiring Series 2006-1 Letter of Credit but taking into account any substitute Series 2006-1 Letter of Credit which has been obtained from a Series 2006-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, (B) the excess, if any, of the Series 2006-1 Required Liquid Enhancement Amount over the Series 2006-1 Liquid Enhancement Amount, excluding the available amount under such expiring Series 2006-1 Letter of Credit but taking into account any substitute Series 2006-1 Letter of Credit which has been obtained from a Series 2006-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (C) the excess, if any, of the Series 2006-1 Required Letter of Credit Liquidity Amount over the Series 2006-1 Letter of Credit Liquidity Amount, excluding the available amount under such expiring Series 2006-1 Letter of Credit but taking into account any substitute Series 2006-1 Letter of Credit which has been obtained from a Series 2006-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2006-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2006-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2006-1 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 5.8(b) on or prior to the date that is two (2) Business Days prior to each Series 2006-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2006-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2006-1 Cash Collateral Account.

(c) Series 2006-1 Letter of Credit Providers. The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2006-1 Letter of Credit Provider has fallen below “A” as determined by Standard & Poor’s or “A2” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2006-1 Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s. At such time the Administrator shall also notify the Trustee of (i) the greatest of (A) the excess, if any, of the Series 2006-1 Required Enhancement Amount over the Series 2006-1 Enhancement Amount, excluding the available amount under the Series 2006-1 Letter of Credit issued by such Series 2006-1 Letter of Credit Provider, on such date, (B) the excess, if any, of the Series 2006-1 Required Liquid Enhancement Amount over the Series 2006-1 Liquid Enhancement Amount, excluding the available amount under the Series 2006-1 Letter of Credit issued by such Series 2006-1 Letter of Credit Provider, on such date, and (C) the excess, if any, of the Series 2006-1 Required Letter of Credit Liquidity Amount over the Series 2006-1 Letter of Credit Liquidity Amount, excluding the available amount under such Series 2006-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2006-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2006-1 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2006-1 Cash Collateral Account.

(d) Draws on the Series 2006-1 Letters of Credit. If there is more than one Series 2006-1 Letter of Credit on the date of any draw on the Series 2006-1 Letters of Credit pursuant to the terms of this Series Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2006-1 Letter of Credit in an amount equal to the LOC Pro Rata Share of the Series 2006-1 Letter of Credit Provider issuing such Series 2006-1 Letter of Credit of the amount of such draw on the Series 2006-1 Letters of Credit.

(e) Establishment of Series 2006-1 Cash Collateral Account. On or prior to the Series 2006-1 Closing Date, CPF shall establish and maintain in the name of the Trustee for the benefit of the Series 2006-1 Noteholders, or cause to be established and maintained, an account (the “Series 2006-1 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-1 Noteholders. The Series 2006-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2006-1 Cash Collateral Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by S&P or “Baa3” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2006-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2006-1 Cash Collateral Account. If a new Series 2006-1 Cash Collateral Account is established, CPF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2006-1 Cash Collateral Account into the new Series 2006-1 Cash Collateral Account. Initially, the Series 2006-1 Cash Collateral Account shall be established with The Bank of New York Mellon Trust Company, N.A.;

provided that if the Series 2006-1 Cash Collateral Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Administrative Agent establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2006-1 Cash Collateral Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1 Cash Collateral Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2006-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(f) Administration of the Series 2006-1 Cash Collateral Account. CPF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2006-1 Cash Collateral Account to invest funds on deposit in the Series 2006-1 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2006-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2006-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Trustee to become the registered holder of such securities. The Securities Intermediary shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2006-1 Cash Collateral Account. CPF shall not direct the Securities Intermediary to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2006-1 Cash Collateral Account shall remain uninvested.

(g) Earnings from Series 2006-1 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2006-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(h) Series 2006-1 Cash Collateral Account Surplus. In the event that the Series 2006-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2006-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2006-1 Cash Collateral Account an amount equal to the Series 2006-1 Cash Collateral Account Surplus and shall pay such amount: first, to the Series 2006-1 Letter of Credit Providers to the

extent of any unreimbursed drawings under the related Series 2006-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2006-1 Reimbursement Agreement, and, second, to CPF any remaining amount.

(i) Termination of Series 2006-1 Cash Collateral Account. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2006-1 Noteholders and payable from the Series 2006-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2006-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 5.8(h) above) and shall pay such amounts: first, to the Series 2006-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2006-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2006-1 Reimbursement Agreement, and, second, to CPF any remaining amount.

(j) Termination Date Demands on the Series 2006-1 Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2006-1 Letter of Credit Termination Date, the Administrator shall determine the Series 2006-1 Demand Note Payment Amount as of the Series 2006-1 Letter of Credit Termination Date. If the Series 2006-1 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Series 2006-1 Letters of Credit prior to 11:00 a.m. (New York City time) on such Business Day. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2006-1 Demand Note Payment Amount over the Series 2006-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2006-1 Cash Collateral Account pursuant to Section 5.7(e) on such date) and (ii) the Series 2006-1 Letter of Credit Liquidity Amount on the Series 2006-1 Letters of Credit by presenting to each Series 2006-1 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand; provided, however, that if the Series 2006-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2006-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 2006-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee. The Trustee shall cause the Termination Date Disbursement to be deposited in the Series 2006-1 Cash Collateral Account.

Section 5.9 Series 2006-1 Distribution Account.

(a) Establishment of Series 2006-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2006-1 Noteholders, or cause to be established and maintained, an account (the “Series 2006-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2006-1 Noteholders. The Series 2006-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2006-1 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by S&P or “Baa3” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2006-1 Distribution Account with a new Qualified Institution. If the Series 2006-1 Distribution Account is not maintained in accordance with the previous sentence, CPF shall establish a new Series 2006-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2006-1 Distribution Account into the new Series 2006-1 Distribution Account. Initially, the Series 2006-1 Distribution Account shall be established with The Bank of New York Mellon Trust Company, N.A.; provided that if the Series 2006-1 Distribution Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Administrative Agent establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2006-1 Distribution Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2006-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Administration of the Series 2006-1 Distribution Account. The Administrator may instruct the institution maintaining the Series 2006-1 Distribution Account to invest funds on deposit in the Series 2006-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2006-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2006-1 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Securities Intermediary to become the registered holder of such securities. The Trustee shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2006-1 Distribution Account. CPF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2006-1 Distribution Account shall remain uninvested.

(c) Earnings from Series 2006-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2006-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d) Series 2006-1 Distribution Account and Certain Other Accounts Constitute Additional Collateral for Series 2006-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2006-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2006-1 Distribution Account, the Series 2006-1 Collection Account, the Series 2006-1 Principal Subaccount and the Series 2006-1 Accrued Interest Account, including in each case, any security entitlement thereto; (ii) all funds on deposit in the foregoing accounts from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the foregoing accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in any of the foregoing accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2006-1 Other Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2006-1 Distribution Account, the Series 2006-1 Collection Account, the Series 2006-1 Principal Subaccount and the Series 2006-1 Accrued Interest Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the foregoing accounts. The Series 2006-1 Other Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2006-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2006-1 Distribution Account, the Series 2006-1 Collection Account, the Series 2006-1 Principal Subaccount and the Series 2006-1 Accrued Interest Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any of the foregoing accounts shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

Section 5.10 Series 2006-1 Accounts Permitted Investments. CPF shall not, and shall not permit, funds on deposit in the Series 2006-1 Accounts to be invested in:

(a) Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

(b) demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(c) commercial paper which is not rated “P-1” by Moody’s;

(d) money market funds or eurodollar time deposits which are not rated “Aaa” and “P-1” by Moody’s;

(e) eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(f) any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture.

Section 5.11 Series 2006-1 Demand Notes Constitute Additional Collateral for Series 2006-1 Notes. In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2006-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2006-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2006-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, CPF shall deliver to the Trustee, for the benefit of the Series 2006-1 Noteholders, each Series 2006-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2006-1 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2006-1 Demand Notes.

Section 5.12 Series 2006-1 Interest Rate Hedges.

(a) On or before the thirtieth day following the Series 2006-1 Closing Date, CPF shall enter into one or more interest rate protection agreements (each a “Series 2006-1 Interest Rate Hedge”) in form and substance acceptable to the Administrative Agent, from a Qualified Interest Rate Hedge Counterparty, having an aggregate notional amount at least equal to the Series 2006-1 Invested Amount.

(b) On each Distribution Date, the aggregate notional amount of all Series 2006-1 Interest Rate Hedges with Qualified Interest Rate Hedge Counterparties or with Counterparties who, if they are not Qualified Interest Rate Hedge Counterparties, shall have complied with their obligations described in Section 5.12(c), maintained by CPF shall be at least equal to the Series 2006-1 Invested Amount on such Distribution Date, after giving effect to any payments of principal made pursuant to Section 5.5(e) on such Distribution Date.

(c) If, at any time, an Interest Rate Hedge Counterparty is not a Qualified Interest Rate Hedge Counterparty, then CPF shall cause the Interest Rate Hedge Counterparty within 30 days following such occurrence, at the Interest Rate Hedge Counterparty’s expense, to do one of the following (the choice of such action to be determined by the Interest Rate Hedge Counterparty) (i) obtain a replacement interest rate hedge on the same terms as the Series 2006-1 Interest Rate Hedge from a Qualified Interest Rate Hedge Counterparty and simultaneously with such replacement CPF shall terminate the Series 2006-1 Interest Rate Hedge being replaced, (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified

Interest Rate Hedge Counterparty to honor the Interest Rate Hedge Counterparty’s obligations under the Series 2006-1 Interest Rate Hedge in form and substance satisfactory to the Administrative Agent or (iii) post and maintain collateral satisfactory to the Administrative Agent; provided that no termination of the Series 2006-1 Interest Rate Hedge shall occur until CPF has entered into a replacement Interest Rate Hedge.

(d) To secure payment of all obligations to the Series 2006-1 Noteholders, CPF grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2006-1 Noteholders, all of CPF’s right, title and interest in the Series 2006-1 Interest Rate Hedges and all proceeds thereof (the “Series 2006-1 Interest Rate Hedge Collateral”). CPF shall require all Series 2006-1 Interest Rate Hedge Proceeds to be paid to, and the Trustee shall allocate all Series 2006-1 Interest Rate Hedge Proceeds to, the Series 2006-1 Accrued Interest Account of the Series 2006-1 Collection Account.

ARTICLE VI

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2006-1 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(1) of the Base Indenture with respect to the Series 2006-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2006-1 Notes):

(a) CPF defaults in the payment of any interest on, principal of or premium on, the Series 2006-1 Notes (or any other payment on the Series 2006-1 Notes) when the same becomes due and payable and such default continues for a period of two (2) Business Days with respect to a default in the payment of interest or premium, or one (1) Business Day with respect to a default in the payment of principal;

(b) a Series 2006-1 Enhancement Deficiency shall exist and continue to exist for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2006-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Series 2006-1 Related Documents;

(c) a Series 2006-1 Liquid Enhancement Deficiency shall exist and continue to exist for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Series 2006-1 Related Documents;

(d) the Collection Account, the Group I Collection Account, the Series 2006-1 Collection Account, the Series 2006-1 Principal Subaccount, the Series 2006-1 Accrued Interest Account, the Series 2006-1 Distribution Account or the Series 2006-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Series 2006-1 Related Documents);

(e) the Series 2006-1 Invested Amount shall not have been reduced to zero on or prior to the Series 2006-1 Termination Date;

(f) any Series 2006-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and either (x) a Series 2006-1 Enhancement Deficiency would result from excluding such Series 2006-1 Letter of Credit from the Series 2006-1 Enhancement Amount or (y) a Series 2006-1 Liquid Enhancement Deficiency would result from excluding such Series 2006-1 Letter of Credit from the Series 2006-1 Liquid Enhancement Amount;

(g) from and after the funding of the Series 2006-1 Cash Collateral Account, the Series 2006-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Series 2006-1 Related Documents) for at least two (2) Business Days and either (x) a Series 2006-1 Enhancement Deficiency would result from excluding the Series 2006-1 Available Cash Collateral Account Amount from the Series 2006-1 Enhancement Amount or (y) a Series 2006-1 Liquid Enhancement Deficiency would result from excluding such Series 2006-1 Available Cash Collateral Amount from the Series 2006-1 Liquid Enhancement Amount;

(h) an Event of Bankruptcy shall have occurred with respect to any Series 2006-1 Letter of Credit Provider or any Series 2006-1 Letter of Credit Provider repudiates its Series 2006-1 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2006-1 Enhancement Deficiency would result from excluding such Series 2006-1 Letter of Credit from the Series 2006-1 Enhancement Amount or (y) a Series 2006-1 Liquid Enhancement Deficiency would result from excluding such Series 2006-1 Letter of Credit from the Series 2006-1 Liquid Enhancement Amount;

(i) a Borrowing Base Deficiency shall occur and continue for at least seven (7) days;

(j) CPF fails to maintain the Series 2006-1 Interest Rate Hedges in accordance with Sections 5.12(a) and (b) and the Series 2006-1 Related Documents for at least two Business Days;

(k) CPF defaults in the payment of any amount payable hereunder when the same becomes due and payable or fails to make any deposits required hereunder and, in any such case, such default continues for a period of two (2) Business Days

(l) On or before the 45th day following the Series 2006-1 Closing Date, the Certificates of Title to all of the Group I CPF Trucks that are Eligible Trucks subject to the lien of the Indenture on such date, shall not be in the possession of the Administrator as agent of the Trustee pursuant to Section 2(b) of the Group I Administration Agreement with the title of CPF and the lien of the Trustee in each case noted thereon;

(m) CPF fails to deliver the Agreed Upon Procedures Letter pursuant to Section 9.2(c) to the Administrative Agent within 45 days of the Series 2006-1 Closing Date;

(n) CPF fails to obtain and deliver to the Trustee and Administrative Agent, within six weeks of the Closing Date, evidence of confirmation of qualification of CPF to do business in each State in the United States of America and the District of Columbia in the form as issued by each such State and the District of Columbia;

(o) any final and unappealable (or, if capable of appeal, such appeal is not being diligently pursued or enforcement thereof has not been stayed) judgment or order for the payment of money in excess of $100,000 which is not fully covered by insurance is rendered against CPF and such judgment or order continues unsatisfied and unstayed for a period of thirty (30) days;

(p) (i) Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Guarantor ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending September 30, 2010) shall exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Leverage Ratio
September 30, 2010	5.75 to 1.00
December 31, 2010	5.50 to 1.00
March 31, 2011	5.50 to 1.00
June 30, 2011	5.25 to 1.00
September 30, 2011	5.00 to 1.00
December 31, 2011	4.75 to 1.00
March 31, 2012	4.75 to 1.00
June 30, 2012	4.75 to 1.00
September 30, 2012	4.50 to 1.00
December 31, 2012	4.50 to 1.00
March 31, 2013	4.50 to 1.00
June 30, 2013	4.50 to 1.00
September 30, 2013	4.25 to 1.00
December 31, 2013	4.25 to 1.00
March 31, 2014	4.25 to 1.00

or (ii) the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Guarantor ending with any fiscal quarter set forth below (commencing with the fiscal quarter ending September 30, 2010), shall be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter ending	Consolidated Interest Coverage Ratio
September 30, 2010	1.30 to 1.00
December 31, 2010	1.35 to 1.00
March 31, 2011	1.40 to 1.00
June 30, 2011	1.45 to 1.00
September 30, 2011	1.55 to 1.00
December 31, 2011	1.60 to 1.00
March 31, 2012	1.60 to 1.00
June 30, 2012	1.65 to 1.00
September 30, 2012	1.70 to 1.00
December 31, 2012	1.70 to 1.00
March 31, 2013	1.70 to 1.00
June 30, 2013	1.70 to 1.00
September 30, 2013	1.75 to 1.00
December 31, 2013	1.75 to 1.00
March 31, 2014	1.75 to 1.00

In the case of an event described in (j), (k), (l), (m), (n) , (o) or (p), an Amortization Event with respect to the Series 2006-1 Notes shall have occurred with respect to the Series 2006-1 Notes only if the Trustee or the Series 2006-1 Required Noteholders declare that an Amortization Event has occurred. In the case of an event described in the (a), (b), (c), (d), (e), (f), (g), (h) or (i), an Amortization Event with respect to the Series 2006-1 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2006-1 Noteholders, immediately upon the occurrence of such event.

Upon the occurrence of an Amortization Event with respect to the Series 2006-1 Notes, (i) interest shall accrue on such amounts at the Alternate Base Rate plus 2% per annum on all unpaid principal of the Series 2006-1 Notes, together with all accrued and unpaid interest thereon and other amounts payable hereunder and (ii) all Collections shall be allocated and distributed to the Series 2006-1 Noteholders in accordance with Article V hereof.

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.1 Conditions Precedent to Effectiveness of Series Supplement. The Original Series 2006-1 Supplement became effective on the date (the “Effective Date”) on which all of the following conditions precedent were satisfied:

(a) Documents. The Administrative Agent shall have received copies for each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of CPF and the Trustee, (ii) this Series Supplement, executed by a duly authorized officer of each of CPF, the Administrator, the Trustee, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks, (iii) the Fee Letter, executed by a duly authorized officer of CPF, (iv) the Group I CPF Lease, executed by a duly authorized officer of each of BTR, the Guarantor, the Administrator and CPF, (v) the Group I Administration Agreement, executed by a duly authorized officer of each of CPF, the Administrator and the Trustee, and (vi) the Collection Account Control Agreement, executed by a duly authorized officer of each of the parties thereto.

(b) Corporate Documents; Proceedings of CPF, the Administrator, Lessee and the Guarantor. The Administrative Agent shall have received, with a copy for each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, from CPF, the Administrator, BTR, and the Guarantor true and complete copies of:

(i) to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii) a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Series 2006-1 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to each Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of this Series Supplement and the Series 2006-1 Related Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing this Series Supplement and the Series 2006-1 Related Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(c) Representations and Warranties. All representations and warranties of each of CPF, the Administrator, BTR, and the Guarantor contained in the Indenture and each of the Series 2006-1 Related Documents shall be true and correct as of the Series 2006-1 Closing Date.

(d) No Amortization Event or Potential Amortization Event. No Amortization Event or Potential Amortization Event in respect of the Series 2006-1 Notes or any other Series of Notes shall exist and, after giving effect to the issuance of the Series 2006-1 Notes, no Amortization Event or Potential Amortization Event shall exist.

(e) Series 2006-1 Enhancement Deficiency. After giving effect to the issuance of the Series 2006-1 Notes, no Series 2006-1 Enhancement Deficiency shall exist.

(f) Lien Searches. The Administrative Agent shall have received a written search report listing all effective financing statements that name CPF or BTR as debtor or assignor and that are filed in the State of Delaware and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, this Series Supplement or the Series 2006-1 Related Documents.

(g) Legal Opinions. The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect to such CP Conduit Purchaser and the Trustee, opinions of counsel required by Section 2.2(b) of the Base Indenture and opinions of counsel with respect to such other matters as may be reasonably requested by any Funding Agent, in form and substance reasonably acceptable to the addressees thereof and their counsel.

(h) Fees and Expenses. Each Funding Agent with respect to a CP Conduit Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such CP Conduit Purchaser or the APA Banks with respect to such CP Conduit Purchaser on or before the Effective Date.

(i) Establishment of Accounts. The Administrative Agent shall have received written evidence reasonably satisfactory to it that the Collection Account, the Group I Collection Account (and the Series 2006-1 Collection Account, the Series 2006-1 Reserve Account, Series 2006-1 Principal Subaccount and the Series 2006-1 Accrued Interest Account as administrative subaccounts within the Group I Collection Account), the Series 2006-1 Cash Collateral Account and the Series 2006-1 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.

(j) Opinion. The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect such CP Conduit Purchaser, an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of this Series Supplement and the due execution, authentication and delivery by the Trustee of the Series 2006-1 Notes.

(k) Truck Schedules. The Administrative Agent shall have received a copy of Attachment A and Attachment B to the Group I CPF Lease at least two Business Days prior to the Series 2006-1 Closing Date.

(l) Commercial Paper Ratings. The Administrative Agent shall have received confirmation of the ratings of the Commercial Paper of each of the CP Conduit

Purchasers requiring such confirmation after giving effect to their respective investments in the Series 2006-1 Notes.

(m) Filings. The Administrative Agent shall have received (i) executed originals of any documents (including, without limitation, financing statements) required to be filed in each jurisdiction necessary to perfect (A) CPF’s interest in the Group I CPF Trucks and the related property acquired pursuant to the Group I CPF Lease and (B) the security interest of the Trustee in the Collateral and the Group I Collateral (other than copies of all documents filed with the appropriate office within the State of Oklahoma pursuant to the Oklahoma Vehicle License and Registration Act, Title 47, Okla. Stat. §§1101 et seq., to obtain Certificates of Title to all Group I CPF Trucks that are Eligible Trucks indicating that CPF holds title to such Group I CPF Trucks and noting the lien of the Trustee thereon) and (ii) evidence reasonably satisfactory to it of each such filing and reasonably satisfactory evidence of the payment of any necessary fee or tax relating thereto.

(n) Release of Liens. Each Funding Agent shall have received evidence satisfactory to it of the release of the Group I CPF Trucks from any existing Liens.

(o) Proceedings. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Series 2006-1 Related Documents shall be satisfactory in form and substance to each Funding Agent and its counsel.

Section 7.2 Conditions Precedent to Effectiveness of Supplement.

This Supplement shall become effective on the date (the “Second Restatement Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Documents. The Administrative Agent shall have received copies in form and substance satisfactory to it of: (i) this Supplement; (ii) each Series 2006-1 Letter of Credit in effect on the Second Restatement Effective Date, if any, executed by a duly authorized officer of the applicable Series 2006-1 Letter of Credit Provider; and (iii) each Series 2006-1 Interest Rate Hedge in effect on the Second Restatement Effective Date, executed by a duly authorized officer of CPF and the applicable Interest Rate Hedge Counterparty satisfying the requirements of Section 5.12.

(b) Corporate Documents; Proceedings of CPF, the Administrator, Lessee and the Guarantor. The Administrative Agent shall have received, with a copy for each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, from CPF, the Administrator, BTR, and the Guarantor true and complete copies of:

(i) to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii) a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Second Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Second Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to each Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of this Series Supplement and the Series 2006-1 Related Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing this Series Supplement and the Series 2006-1 Related Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(c) Representations and Warranties. All representations and warranties of each of CPF, the Administrator, BTR, and the Guarantor contained in the Indenture and each of the Series 2006-1 Related Documents shall be true and correct as of the Second Restatement Effective Date.

(d) No Amortization Event or Potential Amortization Event. No Amortization Event or Potential Amortization Event in respect of the Series 2006-1 Notes or any other Series of Notes shall exist and, after giving effect to the transactions occurring on the Second Restatement Effective Date, no Amortization Event or Potential Amortization Event shall exist.

(e) Fees and Expenses. Each Funding Agent with respect to a CP Conduit Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such CP Conduit Purchaser or the APA Banks with respect to such CP Conduit Purchaser on or before the Second Restatement Effective Date.

(f) Rating Agency Condition. The Administrative Agent shall have received a copy of a letter, in form and substance satisfactory to it, from Moody’s confirming that

Moody’s rating for the Series 2006-1 Notes is not less than “Aa2”. Each of the CP Conduit Purchasers, APA Banks and Funding Agents agrees that, notwithstanding anything to the contrary in the Base Indenture or the First A&R Series 2006-1 Supplement, the receipt of the letter described in the first sentence of this 7.2(f) shall satisfy the Rating Agency Condition with respect to the Series 2006-1 Notes in connection with the amendment of the First A&R Series 2006-1 Supplement effected by this Supplement.

(g) Certificates and Opinions. All certificates and opinions of counsel required under the Base Indenture or reasonably requested by the Series 2006-1 Noteholders shall have been delivered to the Trustee and to the Series 2006-1 Noteholders, as applicable, including, without limitation, an Opinion of Counsel, relating to the perfection of the Trustee’s Lien on the Group I CPF Trucks upon compliance with the applicable Titling Procedures (which condition may be satisfied by delivery of a letter in form and substance reasonably satisfactory to each Series 2006-1 Noteholder from the law firm Hall, Estill confirming, as of the date hereof, the conclusions in the opinion delivered to the Trustee on May 16, 2007 relating to such perfection procedures).

(h) Series 2006-1 Enhancement Deficiency. After giving effect to the transactions occurring on the Second Restatement Effective Date, no Series 2006-1 Enhancement Deficiency shall exist.

(i) Truck Schedules. The Administrative Agent shall have received a copy of (x) the Eligible Truck Appendix, as amended and/or supplemented as of the date thereof and (y) the Approved Contribution Appendix.

ARTICLE VIII

CHANGE IN CIRCUMSTANCES

Section 8.1 Increased Costs.

(a) If any Change in Law (except with respect to Taxes which shall be governed by Section 8.2) shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) impose on any Affected Party or the London interbank market any other condition affecting the Indenture or the Series 2006-1 Related Documents or the funding of Eurodollar Tranches by such Affected Party; and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then CPF shall pay to such Affected

Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.

(b) If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party’s capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party’s or such corporation’s policies with respect to capital adequacy), then from time to time, CPF shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.

(c) A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 8.1 shall be delivered to CPF (with a copy to the Administrative Agent and the Funding Agent with respect to such Affected Party) and shall be conclusive absent manifest error. Any payments made by CPF pursuant to this Section 8.1 shall be made solely from funds available in the Series 2006-1 Distribution Account for the payment of Article VIII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Series Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d) Failure or delay on the part of an Affected Party to demand compensation pursuant to this Section 8.1 shall not constitute a waiver of such Affected Party’s right to demand such compensation; provided that CPF shall not be required to compensate any Affected Party pursuant to this Section 8.1 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies CPF of the Change in Law giving rise to such increased costs or reductions and of such Affected Party’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 8.2 Taxes.

(a) Any and all payments by or on account of any obligation of CPF hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if CPF shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 8.2(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.2) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) CPF shall make such deductions and (iii) CPF shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, CPF shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) CPF shall indemnify the Administrative Agent, each Funding Agent, each Program Support Provider and each member of each Purchaser Group within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group on or with respect to any payment by or on account of any obligation of CPF hereunder or under the Indenture (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 8.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Person shall be indemnified pursuant to this Section 8.2(c) or entitled to receive additional amounts under the proviso of Section 8.2(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 8.2(e) or (g). A certificate as to the amount of such payment or liability delivered to CPF by the Administrative Agent, any Funding Agent, any Program Support Provider or any member of any Purchaser Group shall be conclusive absent manifest error. Any payments made by CPF pursuant to this Section 8.2 shall be made solely from funds available in the Series 2006-1 Distribution Account for the payment of Article VIII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Series Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by CPF to a Governmental Authority, CPF shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent, each Funding Agent, each member of each Purchaser Group and each Program Support Provider, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made hereunder or under the Indenture shall (to the extent legally able to do so) deliver to CPF (with a copy to the Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by CPF on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to the Administrative Agent, such Funding Agent, such member of such Purchaser Group or such Program Support Provider or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.

(f) If the Administrative Agent, any Funding Agent, any Program Support Provider or any member of any Purchaser Group receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to CPF to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 8.2 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental

Authority with respect to such refund); provided, however, that CPF shall, upon request of the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group if the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent, any Funding Agent, any Program Support Provider or any member of any Purchaser Group to make its tax returns (or any other information relating to its taxes which it deems confidential) available to CPF or any other Person.

(g) The Administrative Agent, each Funding Agent, each Program Support Provider and each member of each Purchaser Group (other than any such entity which is a domestic corporation) shall:

(i) upon or prior to becoming a party hereto, deliver to CPF and the Administrative Agent two (2) duly completed copies of IRS Form W-8BEN, W-8ECI or W-9, or successor applicable forms or documents, as the case may be, establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2006-1 Notes and this Series Supplement;

(ii) deliver to CPF and the Administrative Agent two (2) further copies of any such form or certification establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2006-1 Notes and this Series Supplement on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to CPF; and

(iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by CPF and the Administrative Agent;

unless, in any such case, any change in treaty, law or regulation has occurred after the Series 2006-1 Closing Date (or, if later, the date the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group becomes an indemnified party hereunder) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group from duly completing and delivering the relevant form with respect to it, and the Administrative Agent, such Funding Agent, such Program Support Provider or such member of such Purchaser Group so advises CPF and the Administrative Agent.

(h) If a beneficial or equity owner of the Administrative Agent, a Funding Agent, a Program Support Provider or a member of a Purchaser Group (instead of the Administrative Agent, the Funding Agent, the Program Support Provider or the member of the Purchaser Group itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN, W-8ECI or W-9, or any successor applicable forms or documents, as the case may be, in order to claim an exemption from withholding of United States federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be the Administrative Agent, a Funding Agent, a Program Support Provider or a member of a Purchaser Group for purposes of Section 8.2(g).

(i) CPF shall deliver to the Administrative Agent two properly completed and duly executed copies of U.S. Internal Revenue Service Form W-9. Such forms shall be delivered on or before the Restatement Effective Date. In addition, CPF shall deliver such forms to the Administrative Agent upon request or a reasonable period of time before the invalidity of any form previously delivered by CPF.

Section 8.3 Break Funding Payments. CPF agrees to indemnify each Purchaser Group and to hold each Purchaser Group harmless from any loss or expense which such Purchaser Group may sustain or incur as a consequence of (a) the failure by CPF to accept any Increase or the failure of the continuation or conversion of a Eurodollar Tranche to occur after CPF has given irrevocable notice requesting the same in accordance with the provisions of this Series Supplement, (b) the conversion into or continuation of a Eurodollar Tranche that occurs other than on the last day of the applicable Eurodollar Period, (c) default by CPF in making any prepayment in connection with a Decrease after CPF has given irrevocable notice thereof in accordance with the provisions of Section 3.5 or any Increase not being continued as, or converted into, an Increase under the Eurodollar Tranche after a request for such an Advance has been made in accordance with the terms contained herein, or (d) the making of a prepayment of a Eurodollar Tranche (including, without limitation, any Decrease) prior to the termination of the Eurodollar Period for such Eurodollar Tranche, as the case may be, or the making of a Decrease on a date other than as specified in any notice of a Decrease or in a greater amount than contained in any notice of a Decrease. Such indemnification shall include an amount determined by the Funding Agent with respect to such Purchaser Group and shall equal (a) in the case of the losses or expenses associated with a Eurodollar Tranche, either (x) the excess, if any, of (i) such Purchaser Group’s cost of funding the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Eurodollar Period (or in the case of a failure to borrow, convert or continue, the Eurodollar Period that would have commenced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Purchaser Group upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Purchaser Group is able to terminate the funding source before its scheduled maturity, any costs associated with such termination and (b) in the case of the losses or expenses incurred by a CP Conduit Purchaser, the losses and expenses incurred by such CP Conduit Purchaser in connection with the liquidation or reemployment of deposits or other funds acquired by such CP Conduit Purchaser as a result of a failure to accept an Increase, a default in the making of a Decrease or the making of a Decrease in an amount or on a date not contained in a notice of a Decrease. Notwithstanding the foregoing, any payments made by CPF pursuant to this subsection shall be made solely from funds available in the Series 2006-1 Distribution Account for the payment of Article VIII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Series Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Funding Agent on behalf of a Purchaser Group to CPF shall be conclusive absent manifest error.

Section 8.4 Alternate Rate of Interest. If prior to the commencement of any Eurodollar Period:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or

(b) the Administrative Agent is advised by any APA Bank that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such APA Bank of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Administrative Agent shall promptly give telecopy or telephonic notice thereof to CPF and the Trustee, whereupon until the Administrative Agent notifies CPF and the Trustee that the circumstances giving rise to such notice no longer exist, the Available APA Bank Funding Amount with respect to any Purchaser Group (in the case of clause (a) above) or with respect to the related Purchaser Group (in the case of clause (b) above) shall not be allocated to any Eurodollar Tranche.

Section 8.5 Mitigation Obligations. If an Affected Party requests compensation under Section 8.1, or if CPF is required to pay any additional amount to any Purchaser Group or any Governmental Authority for the account of any Purchaser Group pursuant to Section 8.2, then, upon written notice from CPF, such Affected Party or Purchaser Group, as the case may be, shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser Group and its assignee, in the judgment of such Affected Party or Purchaser Group, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 8.1 or 8.2, as the case may be, in the future and (ii) would not subject such Affected Party or Purchaser Group to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affected Party or Purchaser Group. CPF hereby agrees to pay all reasonable costs and expenses incurred by such Affected Party or Purchaser Group in connection with any such designation or assignment.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES, COVENANTS

Section 9.1 Representations and Warranties of CPF and the Administrator.

(a) CPF and the Administrator each hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser and each APA Bank that:

(i) each and every of their respective representations and warranties contained in the Series 2006-1 Related Documents is true and correct as of the Series 2006-1 Closing Date, as of the Series 2006-1 Initial Funding Date, as of the Series 2006-1 Transfer Issuance Date, as of the First Restatement Effective Date and as of the Second Restatement Effective Date and is true and correct in all material respects as of each Increase Date; provided, that, with respect to the representation of CPF in Section 7.14 of the Base Indenture regarding the notation of the Trustee’s Lien for the benefit of the Secured Parties on the Certificate of Title for any CPF Truck as of the Series 2006-1 Closing Date, such representation shall be deemed to be true and correct as of any such date on or before June 25, 2006 so long as the Titling Procedures with respect to such Group I CPF Truck have been satisfied; provided, further, that, with respect to the representation of CPF in Section 7.14 of the Base Indenture regarding the notation of the Trustee’s Lien for the benefit of the Secured Parties on the Certificate of Title for any Group I CPF Truck as of the Second Restatement Effective Date, such representation shall be subject to the proviso set forth in the definition of “Eligible Truck”;

(ii) as of the Series 2006-1 Closing Date, as of the Series 2006-1 Transfer Issuance Date, as of the First Restatement Effective Date and as of the Second Restatement Effective Date, they have not engaged, in connection with the offering of the Series 2006-1 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act; and

(iii) each is solvent and is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law both before and after giving effect to the transactions contemplated herein and in the Series 2006-1 Related Documents.

(b) CPF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser and each APA Bank that each of the Series 2006-1 Notes has been duly authorized and executed by CPF, and when duly authenticated by the Trustee and delivered to the Funding Agents in accordance with the terms of this Series Supplement, will constitute legal, valid and binding obligations of CPF enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles.

(c) CPF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser and each APA Bank, as of the Series 2006-1 Closing Date, the Series 2006-1 Initial Funding Date, the First Restatement Effective Date, the Second Restatement Effective Date and each Increase Date, that assuming the accuracy of the representations and warranties of each CP Conduit Purchaser and APA Bank in Section 12.2, the Series 2006-1 Notes are exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

(d) CPF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser and each APA Bank, as of the Series 2006-1 Closing Date, the Series 2006-1 Initial Funding Date, the First Restatement Effective Date, the Second Restatement Effective Date and each Increase Date, that with respect to each Group I CPF Truck included in the Borrowing Base, the Titling Procedures have been satisfied for such Group I CPF Truck and, as of any such date on or after June 25, 2006 and subject to the proviso set forth in the definition of “Eligible Truck”, the Oklahoma Certificate of Title has been issued for such CPF Truck.

Section 9.2 Covenants of CPF and the Administrator. CPF and the Administrator hereby agree, in addition to their obligations hereunder, that:

(a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Series 2006-1 Related Documents to which each is a party;

(b) they shall afford each Funding Agent with respect to a Purchaser Group, the Trustee or any representatives of any such Funding Agent or the Trustee access to all records relating to the Group I CPF Lease and the Group I CPF Trucks at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day’s prior notice if an Amortization Event with respect to the Series 2006-1 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit such Funding Agent, the Trustee or any representative of such Funding Agent or the Trustee to visit any of CPF’s or the Administrator’s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of CPF or the Administrator with their respective officers and employees and with their independent certified public accountants;

(c) no later than 45 days after the Series 2006-1 Closing Date, they shall provide to each Funding Agent, a report in form and substance acceptable to the Administrative Agent from a nationally-recognized auditing firm approved by the Administrative Agent regarding the performance by such auditing firm of the agreed upon procedures concerning the Group I CPF Trucks (the “Agreed Upon Procedures Letter”);

(d) no later than 40 days after the Distribution Date in May of each year, unless such requirement is waived by the Administrative Agent, they shall provide to each Funding Agent a report in form and substance acceptable to the Administrative Agent from a nationally-recognized auditing firm approved by the Administrative Agent regarding the performance by such auditing firm of the agreed upon procedures concerning the Collateral;

(e) they shall furnish to the Paying Agent a Monthly Noteholders’ Statement pursuant to Section 4.1(d) of the Base Indenture with respect to the Series 2006-1 Notes in a form acceptable to the Administrative Agent;

(f) they shall promptly provide such additional financial and other information with respect to the Series 2006-1 Related Documents, CPF, the Administrator, the Lessee or the Guarantor as the Administrative Agent may from time to time reasonably request;

(g) they shall provide to the Administrative Agent simultaneously with delivery to the Trustee copies of information furnished to the Trustee or CPF pursuant to the Series 2006-1 Related Documents as such information relates to all Group I Series of Notes generally or specifically to the Series 2006-1 Notes or the Series 2006-1 Collateral. The Administrative Agent shall distribute to the Funding Agents copies of all information delivered to it pursuant to this Section 9.2(g);

(h) they shall not agree to any amendment to the Base Indenture or any other Series 2006-1 Related Document, whether or not such amendment otherwise requires the consent of the Requisite Investors or the Requisite Group Investors with respect to the Group I Series of Notes, without having received the prior written consent of the Series 2006-1 Required Noteholders; and

(i) that CPF shall cause the Trustee to hold in the State of New York the Series 2006-1 Demand Note and any other Series 2006-1 Collateral that may be perfected by possession in the State of New York under the New York UCC.

Section 9.3 Covenants of CPF.

(a) CPF hereby agrees, in addition to its obligations hereunder, that from and after the date hereof, no additional Series of Notes shall be issued under the Base Indenture if any Amortization Event with respect to any Series of Notes in any Group has occurred and is continuing or would result from such issuance.

(b) On or before May 11 of each calendar year, commencing with May 11, 2011, CPF shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of the Indenture, any indentures supplemental thereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by the Indenture in the Collateral and the Group I Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of the Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of the Indenture in the Collateral and the Group I Collateral until May 11 in the following calendar year.

(c) CPF shall not amend any of its organizational documents, including its certificate of formation or limited liability company agreement, without the prior written consent of the Series 2006-1 Required Noteholders.

ARTICLE X

THE ADMINISTRATIVE AGENT

Section 10.1 Appointment. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Series Supplement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Series Supplement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Series Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Series Supplement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Series Supplement or otherwise exist against the Administrative Agent.

Section 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Series Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Series Supplement or any other Series 2006-1 Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the CP Conduit Purchasers, the APA Banks or the Funding Agents for any recitals, statements, representations or warranties made by CPF, the Lessee, the Guarantor, the Administrator or any officer thereof contained in this Series Supplement or any other Series 2006-1 Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Series Supplement or any other Series 2006-1 Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Series Supplement, any other Series 2006-1 Related Document, or for any failure of any of CPF, the Lessee, the Guarantor or the Administrator to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any CP Conduit Purchaser, any APA Bank or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Series Supplement, any other Series 2006-1 Related Document or to inspect the properties, books or records of CPF, the Lessee, the Guarantor or the Administrator.

Section 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to CPF or the Administrator), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the registered holder of any Series 2006-1 Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Series Supplement or any other Series 2006-1 Related Document unless it shall first receive such advice or concurrence of the Series 2006-1 Required Noteholders, as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Series Supplement and the other Series 2006-1 Related Documents in accordance with a request of the Series 2006-1 Required Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 2006-1 Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the CP Conduit Purchasers, the APA Banks and the Funding Agents.

Section 10.5 Notice of Administrator Default or Amortization Event or Potential Amortization Event. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless the Administrative Agent has received written notice from a CP Conduit Purchaser, an APA Bank, a Funding Agent, CPF or the Administrator referring to the Indenture or this Series Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Funding Agents, the Trustee, CPF and the Administrator. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Series 2006-1 Required Noteholders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchaser Groups.

Section 10.6 Non-Reliance on the Administrative Agent and Other Purchaser Groups. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of CPF, the Lessee, the Guarantor or the Administrator shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of CPF, the Lessee, the Guarantor and the Administrator and made its own decision to enter into this Series Supplement. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Series Supplement and the other Series 2006-1 Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of CPF, the Lessee, the Guarantor and the Administrator. Except for notices, reports and other documents expressly required to be furnished to the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any CP Conduit Purchaser, any APA Bank or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of CPF, the Lessee, the Guarantor or the Administrator which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 10.7 Indemnification. Each of the APA Banks in a Purchaser Group agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by CPF and the Administrator and without limiting the obligation of CPF and the Administrator to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 10.7 (or if indemnification is sought after the date upon which the Commitments shall have terminated and the Purchaser Group Invested Amounts shall have been reduced to zero, ratably in accordance with their Commitment Percentages immediately prior to such date of payment) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Series Supplement, any of the other Series 2006-1 Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no APA Bank or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

Section 10.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with CPF, the Administrator or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any

Series 2006-1 Note held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Series Supplement and the other Series 2006-1 Related Documents as any APA Bank or Funding Agent and may exercise the same as though it were not the Administrative Agent, and the terms “APA Bank,” and “Funding Agent” shall include the Administrative Agent in its individual capacity.

Section 10.9 Resignation of Administrative Agent; Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days’ notice to the Funding Agents, the Trustee, CPF and the Administrator. If DBSI shall resign as Administrative Agent under this Series Supplement, then the Series 2006-1 Required Noteholders shall appoint a successor administrative agent from among the Funding Agents, which successor administrative agent shall be approved by CPF and the Administrator (which approval shall not be unreasonably withheld or delayed) whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Series Supplement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Administrator shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Series 2006-1 Required Noteholders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of Section 3.7 and this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Series Supplement.

ARTICLE XI

THE FUNDING AGENTS

Section 11.1 Appointment. Each CP Conduit Purchaser and each APA Bank with respect to such CP Conduit Purchaser hereby irrevocably designates and appoints the Funding Agent set forth next to such CP Conduit Purchaser’s name on Schedule I as the agent of such Person under this Series Supplement and irrevocably authorizes such Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Series Supplement and to exercise such powers and perform such duties as are expressly delegated to such Funding Agent by the terms of this Series Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Series Supplement, each Funding Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser or APA Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Series Supplement or otherwise exist against each Funding Agent.

Section 11.2 Delegation of Duties. Each Funding Agent may execute any of its duties under this Series Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible to the CP Conduit Purchaser or any APA Bank in its Purchaser Group for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

Section 11.3 Exculpatory Provisions. Each Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Series Supplement or any other Series 2006-1 Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the CP Conduit Purchasers and/or APA Banks for any recitals, statements, representations or warranties made by CPF, the Lessee, the Guarantor, the Administrator, the Administrative Agent, or any officer thereof contained in this Series Supplement or any other Series 2006-1 Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Funding Agent under or in connection with, this Series Supplement or any other Series 2006-1 Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Series Supplement, any other Series 2006-1 Related Document, or for any failure of any of CPF, the Lessee, the Guarantor, the Administrative Agent, or the Administrator to perform its obligations hereunder or thereunder. Each Funding Agent shall not be under any obligation to the CP Conduit Purchaser or any APA Bank in its Purchaser Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Series Supplement, any other Series 2006-1 Related Document or to inspect the properties, books or records of CPF, the Lessee, the Guarantor, the Administrative Agent, or the Administrator.

Section 11.4 Reliance by Each Funding Agent. Each Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to CPF or the Administrator), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall be fully justified in failing or refusing to take any action under this Series Supplement or any other Series 2006-1 Related Document unless it shall first receive such advice or concurrence of the Related Purchaser Group, as it deems appropriate or it shall first be indemnified to its satisfaction by the Related Purchaser Group against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

Section 11.5 Notice of Administrator Default or Amortization Event or Potential Amortization Event. Each Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless such Funding Agent has received written notice from a CP Conduit Purchaser, an APA Bank, CPF, the Administrative Agent or the Administrator referring to the Indenture or this Series Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or

Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that any Funding Agent receives such a notice, such Funding Agent shall give notice thereof to the CP Conduit Purchaser and APA Banks in its Purchaser Group. Such Funding Agent shall take such action with respect to such event as shall be reasonably directed by the CP Conduit Purchaser and APA Banks in its Purchaser Group, provided that unless and until such Funding Agent shall have received such directions, such Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the CP Conduit Purchaser and APA Banks in its Purchaser Group.

Section 11.6 Non-Reliance on Each Funding Agent and Other Purchaser Groups. Each CP Conduit Purchaser and each of the related APA Banks expressly acknowledge that neither its Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Funding Agent hereinafter taken, including any review of the affairs of CPF, the Lessee, the Guarantor, the Administrative Agent, or the Administrator shall be deemed to constitute any representation or warranty by such Funding Agent to any such Person. Each CP Conduit Purchaser and each of the related APA Banks represents to its Funding Agent that it has, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of CPF, the Lessee, the Guarantor, the Administrative Agent, and the Administrator and made its own decision to enter into this Series Supplement. Each CP Conduit Purchaser and each of the related APA Banks also represents that it will, independently and without reliance upon its Funding Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Series Supplement and the other Series 2006-1 Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other conditions and creditworthiness of CPF, the Lessee, the Guarantor, the Administrative Agent, and the Administrator.

Section 11.7 Indemnification. Each APA Bank in a Purchaser Group agrees to indemnify its Funding Agent in its capacity as such (to the extent not reimbursed by CPF and the Administrator and without limiting the obligation of CPF and the Administrator to do so), ratably according to its respective APA Bank Percentage in effect on the date on which indemnification is sought under this Section 11.7 (or if indemnification is sought after the date upon which the Commitments shall have been terminated, ratably in accordance with its APA Bank Percentage at the time of termination) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of this Series Supplement, any of the other Series 2006-1 Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Funding Agent under or in connection with any of the foregoing; provided that no APA Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such related Funding Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

ARTICLE XII

GENERAL

Section 12.1 Successors and Assigns.

(a) This Series Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that CPF may not assign or transfer any of its rights under this Series Supplement without the prior written consent of all of the Series 2006-1 Noteholders, no CP Conduit Purchaser may assign or transfer any of its rights under this Series Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Bank with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) or (e) below of this Section 12.1 and no APA Bank may assign or transfer any of its rights or obligations under this Series Supplement except to a Program Support Provider or pursuant to clause (c), (d) or (e) below of this Section 12.1. Notwithstanding anything to the contrary set forth herein or any Series 2006-1 Related Document, any CP Conduit Purchaser may at any time, without the consent of CPF, transfer and assign all or a portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser and all of its rights and obligations under this Series Supplement and any other Series 2006-1 Related Documents to which it is a party (or otherwise to which it has rights) to the APA Bank with respect to such CP Conduit Purchaser.

(b) Without limiting the foregoing, each CP Conduit Purchaser may assign, without the consent of CPF, all or a portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser and its rights and obligations under this Series Supplement and any other Series 2006-1 Related Documents to which it is a party (or otherwise to which it has rights) to a Conduit Assignee with respect to such CP Conduit Purchaser. Prior to or concurrently with the effectiveness of any such assignment (or if impracticable, immediately thereafter), the assigning CP Conduit Purchaser shall notify the Administrative Agent, CPF, the Trustee and the Administrator thereof. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee shall act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Series 2006-1 Related Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Series 2006-1 Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of such CP Conduit Purchaser’s obligations, if any, hereunder or under the Base Indenture or under any other Series 2006-1 Related Document with respect to such portion of the Purchaser Group

Invested Amount and such CP Conduit Purchaser shall be released from such obligations, (E) all distributions in respect of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms “Monthly Funding Costs” and “Discount” shall be determined in the manner set forth in the definition of “Monthly Funding Costs” and “Discount” applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Series Supplement, the Base Indenture and the other Series 2006-1 Related Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties shall execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by any CP Conduit Purchaser to a Conduit Assignee of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser shall in any way diminish the obligations of the APA Bank with respect to such CP Conduit Purchaser under Section 3.3 to fund any Increase.

(c) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Series Supplement and the Series 2006-1 Notes, with the prior written consent of the Administrative Agent, CPF and the Administrator (in each case, which consent shall not be unreasonably withheld), to one or more banks (an “Acquiring APA Bank”) pursuant to a transfer supplement, substantially in the form of Exhibit E (the “Transfer Supplement”), executed by such Acquiring APA Bank, such assigning APA Bank, the Funding Agent with respect to such APA Bank, the Administrative Agent, CPF and the Administrator and delivered to the Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.

(d) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Participants”) participations in its APA Bank Percentage of the Maximum Purchaser Group Invested Amount with respect to it and the other APA Banks included in the related Purchaser Group, its Series 2006-1 Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the Participant; provided, however, that (i) in the event of any such sale by an APA Bank to a Participant, (A) such APA Bank’s obligations under this Series Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) CPF and the Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Series Supplement and (ii) no APA Bank shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Series Supplement, the Base Indenture or any Series 2006-1 Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. A Participant shall have the right to receive Article VIII Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 8.2, only to the extent such Participant shall have complied with the provisions of Section 8.2(e) and (g) as if such Participant were the Administrative Agent, a Funding Agent, a Program Support Provider or a member of a Purchaser Group.

(e) Any CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations under this Series Supplement and the Series 2006-1 Notes, with the prior written consent of the Administrative Agent, CPF and the Administrator (in each case, which consent shall not be unreasonably withheld), to a multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit (an “Acquiring Purchaser Group”) pursuant to a transfer supplement, substantially in the form of Exhibit F, (the “Purchaser Group Supplement”), executed by such Acquiring Purchaser Group, the Funding Agent with respect to such Acquiring Purchaser Group (including the CP Conduit Purchaser and the APA Banks with respect to such Purchaser Group), such assigning CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser, the Funding Agent with respect to such assigning CP Conduit Purchaser and APA Banks, the Administrative Agent, CPF and the Administrator and delivered to the Administrative Agent.

(f) CPF authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a “Transferee”) and any prospective Transferee any and all financial information in such APA Bank’s possession concerning CPF, the Collateral, the Administrator and the Series 2006-1 Related Documents which has been delivered to such APA Bank by CPF or the Administrator in connection with such APA Bank’s credit evaluation of CPF, the Collateral and the Administrator.

Section 12.2 Securities Law. Each CP Conduit Purchaser and APA Bank hereby represents and warrants to CPF that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2006-1 Note. Each CP Conduit Purchaser and APA Bank agrees that its Series 2006-1 Note will be acquired for investment only and not with a view to any public distribution thereof, and that such CP Conduit Purchaser and APA Bank will not offer to sell or otherwise dispose of its Series 2006-1 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each CP Conduit Purchaser and APA Bank acknowledges that it has no right to require CPF to register its Series 2006-1 Note under the Securities Act or any other securities law. Each CP Conduit Purchaser and APA Bank hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2006-1 Note, such CP Conduit Purchaser or APA Bank has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Section 12.3 Adjustments; Set-off.

(a) If any CP Conduit Purchaser or APA Bank in a Purchaser Group (a “Benefited Purchaser Group”) shall at any time receive in respect of its Purchaser Group Invested Amount any distribution of principal, interest, Commitment Fees or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser Group, if any, in respect of such other Purchaser Group’s Purchaser Group Invested Amount, or interest thereon, the APA Banks in such Benefited Purchaser Group shall purchase for cash from the CP Conduit Purchaser or APA Banks in the other Purchaser Group such portion of such other CP Conduit Purchaser’s or APA Banks’ interest in the Series 2006-1 Notes, or shall provide such other CP Conduit Purchaser or APA Bank with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Purchaser Group to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser Group; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Purchaser Group, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. CPF agrees that any CP Conduit Purchaser or APA Bank so purchasing a portion of another Purchaser Group’s Purchaser Group Invested Amount may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such CP Conduit Purchaser or APA Bank were the direct holder of such portion.

(b) In addition to any rights and remedies of the Purchaser Groups provided by law, each CP Conduit Purchaser and APA Bank shall have the right, without prior notice to CPF, any such notice being expressly waived by CPF to the extent permitted by applicable law, upon any amount becoming due and payable by CPF hereunder or under the Series 2006-1 Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser Group to or for the credit or the account of CPF. Each CP Conduit Purchaser and APA Bank agrees promptly to notify CPF, the Administrator and the Administrative Agent after any such set-off and application made by such CP Conduit Purchaser or APA Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application.

Section 12.4 No Bankruptcy Petition.

(a) Each of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, CPF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(b) CPF, the Administrator, the Trustee, the Administrative Agent, each Funding Agent and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(c) This covenant shall survive the termination of this Series Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 12.5 Limited Recourse.

(a) Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.

(b) No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Series Supplement is solely a corporate obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Series Supplement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 12.5 shall survive termination of this Series Supplement and the Base Indenture.

Section 12.6 Costs and Expenses. CPF agrees to pay on demand (x) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) and of each Purchaser Group (including in connection with the preparation, execution and delivery of this Series Supplement the reasonable fees and disbursements of one counsel, other than counsel to the Administrative Agent, for all such Purchaser Groups) in connection with (i) the preparation, execution and delivery of this Series Supplement, the Base Indenture and the other Series 2006-1 Related Documents and any amendments or waivers of, or consents under, any such documents and (ii) the enforcement by the Administrative Agent or any Funding Agent of the obligations and liabilities of CPF, the Lessee, the Guarantor and the Administrator under the Indenture, this Series Supplement, the other Series 2006-1 Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Series Supplement, the Base Indenture and the other Series 2006-1 Related Documents, (y) all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the administration of this Series Supplement, the Base Indenture and the other Series 2006-1 Related Documents and (z) the rating agency fees and expenses incurred by each CP Conduit in connection with its investment in the Series 2006-1 Notes. Any payments made by CPF pursuant to this Section 12.6 shall be made solely from funds available in the Series 2006-1 Distribution Account for the payment of the Article VIII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Series Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 12.7 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A:	Form of Variable Funding Note
Exhibit B:	Form of Notice of Increase
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Demand Notice
Exhibit E:	Form of Transfer Supplement
Exhibit F:	Form of Purchaser Group Supplement
Exhibit G:	Form of Series 2006-1 Demand Note
Exhibit H:	Form of Series 2006-1 Letter of Credit

Section 12.8 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 12.9 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 12.10 Governing Law. This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 12.11 Amendments. This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, that notwithstanding anything to the contrary in the Base Indenture, no amendment or modification to this Series Supplement shall be effective without the prior written consent of the Series 2006-1 Required Noteholders; provided, further, that if, pursuant to the terms of the Base Indenture or this Series Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2006-1 Required Noteholders.

Section 12.12 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 10.1(b) of the Base Indenture will be effective as to the Series 2006-1 Notes without the consent of the Series 2006-1 Required Noteholders.

Section 12.13 Series 2006-1 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 5.5 of this Series Supplement, CPF shall not reduce the amount of the Series 2006-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2006-1 Demand Notes after such reduction or forgiveness is less than the Series 2006-1 Letter of Credit Liquidity Amount. CPF shall not agree to any amendment of the Series 2006-1 Demand Notes without the prior written consent of the Series 2006-1 Required Noteholders.

Section 12.14 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when all outstanding Series 2006-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2006-1 Notes which have been replaced or paid) to the Trustee for cancellation and CPF has paid all sums payable hereunder and, if the Series 2006-1 Demand Note Payment Amount on the Series 2006-1 Letter of Credit Termination Date was greater than zero, the Series 2006-1 Cash Collateral Account Surplus shall equal zero, the Demand Note Preference Payment Amount shall have been reduced to zero and all amounts have been withdrawn from the Series 2006-1 Cash Collateral Account in accordance with Section 5.8(h) of this Series Supplement.

Section 12.15 Collateral Representations and Warranties of CPF.

(a) CPF owns and has good and marketable title to the Series 2006-1 Collateral, free and clear of all Liens other than Permitted Liens. This Indenture constitutes a valid and continuing Lien on the Series 2006-1 Collateral in favor of the Trustee on behalf of the Secured Parties, which Lien on the Series 2006-1 Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), enforceable as such as against creditors of and purchasers from CPF in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. CPF has received all consents and approvals required by the terms of the Series 2006-1 Collateral to the pledge of the Series 2006-1 Collateral to the Trustee.

(b) Other than the security interest granted to the Trustee hereunder, CPF has not pledged, assigned, sold or granted a security interest in the Series 2006-1 Collateral. All action necessary to protect and perfect the Trustee’s security interest in the Series 2006-1 Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing CPF as debtor covering all or any part of the Series 2006-1 Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by CPF in favor of the Trustee on behalf of the Secured Parties in connection with this Indenture, and CPF has not authorized any such filing.

Section 12.16 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Administrative Agent, any Funding Agent, any CP Conduit Purchaser or any APA Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 12.17 Waiver of Setoff. Notwithstanding any other provision of this Series Supplement or any other agreement to the contrary, all payments to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks hereunder shall be made without set-off or counterclaim.

Section 12.18 Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of CPF, the Administrator and the Trustee, in the manner set forth in Section 13.1 of the Base Indenture and (ii) in the case of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Administrative Agent and to the addresses therefor set forth in Schedule I, in the case of the CP Conduit Purchasers, the APA Banks and the Funding Agents; or to such other address as may be hereafter notified by the respective parties hereto:

Administrative Agent:	Deutsche Bank Securities, Inc.
60 Wall Street, 19th Floor New York, New York 10005 Attention: Mary Conners Fax: 212-797-5150

Section 12.19 Collateral Covenants of the Trustee. The Trustee shall hold the Series 2006-1 Demand Note and any other Series 2006-1 Collateral in the State of New York pursuant to instructions of CPF in accordance with Section 9.2(i) or as otherwise directed by the Administrative Agent.

Section 12.20 Certification. The Administrative Agent, by its signature hereto, hereby certifies and confirms that, as of the Second Restatement Effective Date, Riverside Funding LLC and Atlantic Asset Securitization LLC collectively represent 100% of the Series 2006-1 Noteholders.

Section 12.21 Trustee Direction. By their respective signatures hereto, Riverside Funding LLC and Atlantic Asset Securitization LLC hereby authorize, instruct and direct the Trustee to execute and deliver this Series Supplement, as amended and restated as of the Second Restatement Effective Date.

IN WITNESS WHEREOF, each of the parties hereto has caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officers and Treasurer

BUDGET TRUCK RENTAL LLC, as Administrator

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officers and Treasurer

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:	/s/ Amy Jo Pitts
	Name:	Amy Jo Pitts
	Title:	Director

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Vice President

RIVERSIDE FUNDING LLC, as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

DEUTSCHE BANK SECURITIES, INC., as a Funding Agent

By:	/s/ Amy Jo Pitts
	Name:	Amy Jo Pitts
	Title:	Director

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Vice President

DEUTSCHE BANK AG, New York Branch, as an APA Bank

By:	/s/ Amy Jo Pitts
	Name:	Amy Jo Pitts
	Title:	Director

By:	/s/ Amit Patel
	Name:	Amit Patel
	Title:	Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Koumpetis
	Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Koumpetis
	Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an APA Bank

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Koumpetis
	Title:	Managing Director

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2006-1 Agent and as Securities Intermediary

By:	/s/ Sally R. Tokich
	Name:	Sally R. Tokich
	Title:	Senior Associate

EXHIBIT A

to

Series 2006-1

Supplement

SCHEDULE I TO SERIES 2006-1 SUPPLEMENT

CP Conduit	APA Banks	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount
Riverside Funding LLC	Deutsche Bank, AG, New York Branch	Deutsche Bank Securities, Inc.	100%	$35,031,669.43
Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	100%	$35,031,669.43

EXHIBIT A

CENTRE POINT FUNDING, LLC

FORM OF SERIES 2006-1 NOTE

VARIABLE FUNDING RENTAL CAR ASSET

BACKED NOTES SERIES 2006-1

CENTRE POINT FUNDING, LLC, a Delaware limited liability company (herein referred to as the “Company”), for value received, hereby promises to pay to [Riverside Funding LLC][Atlantic Asset Securitization LLC]1, as the CP Conduit Purchaser, or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS, or, if less, the aggregate unpaid principal amount hereof shown on the records of the Administrative Agent pursuant to Section 3.2(b) of the Series 2006-1 Supplement, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Series 2006-1 Note shall be due on the Series 2006-1 Termination Date. The Company shall pay interest on this Series 2006-1 Note as provided in Sections 5.4 and 5.5 of the Series 2006-1 Supplement. Such interest shall be payable on each Distribution Date until the principal of this Series 2006-1 Note is paid or made available for payment, to the extent funds will be available from Interest Collections allocable to the Series 2006-1 Notes processed from but not including the preceding Distribution Date through each such Distribution Date. The principal amount of this Series 2006-1 Note shall be subject to Increases and Decreases on any Business Day, and accordingly, such principal amount is subject to prepayment at any time. In addition, the principal of this Series 2006-1 Note shall be paid in installments on each Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture, and shall be subject to scheduled amortization commencing on the initial Series 2006-1 Scheduled Amortization Distribution Date. Such principal of and interest on this Series 2006-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Series 2006-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Series 2006-1 Note shall be applied first to interest due and payable on this Series 2006-1 Note as provided above and then to the unpaid principal of this Series 2006-1 Note.

Reference is made to the further provisions of this Series 2006-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 2006-1 Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 2006-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

[1]	Insert applicable CP Conduit Purchaser.

EXHIBIT A

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Series 2006-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:	CENTRE POINT FUNDING, LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Series 2006-1 Notes of a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

EXHIBIT A

REVERSE OF VARIABLE FUNDING NOTE

This Series 2006-1 Note is one of a duly authorized issue of Series 2006-1 Notes of the Company, designated as its Variable Funding Rental Truck Asset Backed Notes (herein called the “Series 2006-1 Notes”), all issued under (i) an Amended and Restated Base Indenture, dated as of March 9, 2010 (such Amended and Restated Base Indenture, as amended or modified (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and (ii) a Second Amended and Restated Series 2006-1 Supplement dated as of December 3, 2010 (such supplement, as may be amended or modified, is herein called the “Series 2006-1 Supplement”), among the Company, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the Funding Agents and APA Banks named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent. The Base Indenture and the Series 2006-1 Supplement are referred to herein as the “Indenture”. The Series 2006-1 Notes are subject to all terms of the Indenture. All terms used in this Series 2006-1 Note that are defined in the Indenture, shall have the meanings assigned to them in or pursuant to the Indenture.

The Series 2006-1 Notes are and will be equally and ratably secured by the Series 2006-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2006-1 Supplement.

“Distribution Date” means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 22, 2010.

As described above, principal of this Series 2006-1 Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Series 2006-1 Note shall be due and payable on the Series 2006-1 Termination Date. All principal payments on the Series 2006-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Series 2006-1 Note due and payable on each Distribution Date, together with the installment of principal then due, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Series 2006-1 Note, shall be made by wire transfer to the Administrative Agent for the accounts of the Purchaser Groups. Any reduction in the principal amount of this Series 2006-1 Note (or any one or more predecessor Series 2006-1 Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Series 2006-1 Note and of any Series 2006-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at a rate per annum equal to the Alternate Base Rate, plus 2% per annum, to the extent lawful.

This Series 2006-1 Note is nontransferable except in accordance with the Series 2006-1 Supplement.

EXHIBIT A

Each Noteholder, by acceptance of a Series 2006-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Administrator or the Trustee on the Series 2006-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Administrator in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Administrator in its individual capacity, any holder of a beneficial interest in the Company or the Trustee or of any successor or assign of the Trustee in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Series 2006-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not, for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Series 2006-1 Related Documents.

Prior to the due presentment for registration of transfer of this Series 2006-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Series 2006-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Series 2006-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Noteholder that, for Federal, state and local income and franchise tax purposes, the Series 2006-1 Notes will evidence indebtedness of the Company secured by the Series 2006-1 Collateral. Each Noteholder, by the acceptance of this Series 2006-1 Note, agrees to treat this Series 2006-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2006-1 Notes under the Indenture at any time by the Company with the consent of Purchaser Groups having in the aggregate Commitment Percentages in excess of 50%. The Indenture also contains provisions permitting the Holders of Series 2006-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 2006-1 Notes, on behalf of the Holders of all the Series 2006-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 2006-1 Note (or any one or more predecessor Series 2006-1 Notes) shall be conclusive and

EXHIBIT A

binding upon such Holder and upon all future Holders of this Series 2006-1 Note and of any Series 2006-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 2006-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2006-1 Notes issued thereunder.

The term “Company” as used in this Series 2006-1 Note includes any successor to the Company under the Indenture.

The Series 2006-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Series 2006-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Series 2006-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Series 2006-1 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

EXHIBIT A

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

____________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto________________________________

_________________________________________________________________________________________________________

(name and address of assignee)

the within Series 2006-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Series 2006-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________________________________	*
Signature Guaranteed:

___________________________________________

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

to

Series 2006-1

Supplement

FORM OF NOTICE OF INCREASE

Deutsche Bank Securities, Inc.

220 Park Avenue, 5th Floor

New York, New York 10166

Telecopier:

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (as amended, modified, restated or supplemented, the “Series 2006-1 Supplement”), among CENTRE POINT FUNDING, LLC, as Issuer (“CPF”), Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and Series 2006-1 Agent, to the Amended and Restated Base Indenture, dated as of March 9, 2010 (the “Base Indenture”), between CPF and the Trustee. Capitalized terms used in this Notice of Increase and not otherwise defined herein shall have the meanings assigned thereto in the Series 2006-1 Supplement.

This letter constitutes the notice required in connection with any Increase pursuant to Section 3.3(a) of the Series 2006-1 Supplement.

CPF hereby requests that an Increase be made by each Purchaser Group on                          in the aggregate amount equal to its Commitment Percentage of $                    . The Series 2006-1 Invested Amount will equal $                         after giving effect thereto. CPF hereby represents and warrants as of the date of such Increase after giving effect thereto, the conditions set forth in Sections 3.3(a) and (c) of the Series 2006-1 Supplement with respect to such Increase have been satisfied.

IN WITNESS WHEREOF, the undersigned has caused this Increase Notice to be executed by its duly authorized officer as of the date first above written.

CENTRE POINT FUNDING, LLC

By:
Name:
Title:

cc:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

EXHIBIT C

to

Series 2006-1

Supplement

FORM OF LEASE PAYMENT DEFICIT NOTICE

[DATE]

The Bank of New York Mellon Trust Company, N.A., as Trustee

2 North LaSalle Street

Chicago, IL 60602

Attn: Corporate Trust Officer

Reference is made to the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (the “Series 2006-1 Supplement”), among CENTRE POINT FUNDING, LLC (“CPF”), Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and Series 2006-1 Agent, to the Amended and Restated Base Indenture, dated as of March 9, 2010, between CPF and the Trustee. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2006-1 Supplement.

Pursuant to Section 5.3(c) of the Series 2006-1 Supplement, Budget Truck Rental LLC, in its capacity as Administrator under the Series 2006-1 Supplement and the Series 2006-1 Related Documents, hereby provides notice of a Series 2006-1 Lease Payment Deficit in the amount of $[                        ].

BUDGET TRUCK RENTAL LLC

By:
Name:
Title:

EXHIBIT D

to

Series 2006-1

Supplement

FORM OF DEMAND NOTICE

[DATE]

[Insert Demand Note Issuer]

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (the “Series 2006-1 Supplement”), among CENTRE POINT FUNDING, LLC (“CPF”), Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and Series 2006-1 Agent, to the Amended and Restated Base Indenture, dated as of March 9, 2010, between CPF and the Trustee. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2006-1 Supplement.

Pursuant to Section 5.5[(c)(iii)][(d)(ii)] of the Series 2006-1 Supplement, the Trustee under the Series 2006-1 Supplement hereby makes a demand for payment on the Series 2006-1 Demand Notes in the amount of $[                        ].

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

EXHIBIT E

to

Series 2006-1

Supplement

[FORM OF TRANSFER SUPPLEMENT]

TRANSFER SUPPLEMENT, dated as of                     ,                     among [NAME OF APA BANK] (the “Transferor”), each purchaser listed as an Acquiring APA Bank on the signature pages hereof (each, an “Acquiring APA Bank”), the Funding Agent with respect to such Acquiring APA Bank listed in the signature pages hereof (each, a “Funding Agent”), CENTRE POINT FUNDING, LLC, a Delaware limited liability company (the “Company”) and Deutsche Bank Securities, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”) and Budget Truck Rental LLC, as Administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, this Transfer Supplement is being executed and delivered in accordance with subsection 12.1(c) of the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2006-1 Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Administrative Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and Series 2006-1 Agent, to the Amended and Restated Base Indenture, dated as of March 9, 2010 (as may be amended, supplemented or otherwise modified, the “Base Indenture” and, together with the Series 2006-1 Supplement, the “Indenture”), between the Company and the Trustee;

WHEREAS, each Acquiring APA Bank (if it is not already an existing APA Bank) wishes to become an APA Bank party to the Series 2006-1 Supplement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring APA Bank, rights, obligations and commitments under the Series 2006-1 Supplement and the Series 2006-1 Notes;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Upon the execution and delivery of this Transfer Supplement by each Acquiring APA Bank, each Funding Agent, the Transferor, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring APA Bank shall be an APA Bank party to the Series 2006-1 Supplement for all purposes thereof.

2. The Transferor acknowledges receipt from each Acquiring APA Bank of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring APA Bank (the “Purchase Price”), of the portion being purchased by such Acquiring APA Bank (such Acquiring APA Bank’s “Purchased Percentage”) of the Transferor’s Commitment under the Series 2006-1 Supplement and the Transferor’s Purchaser Group Invested Amount. The

EXHIBIT E

Transferor hereby irrevocably sells, assigns and transfers to each Acquiring APA Bank, without recourse, representation or warranty, and each Acquiring APA Bank hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring APA Bank’s Purchased Percentage of the Transferor’s Commitment under the Series 2006-1 Supplement and the Transferor’s Purchaser Group Invested Amount.

3. The Transferor has made arrangements with each Acquiring APA Bank with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring APA Bank to the Transferor of any Commitment Fees heretofore received by the Transferor pursuant to the Series 2006-1 Supplement prior to the Transfer Issuance Date and (ii) the portion, if any to be paid, and the date or dates for payment, by such Acquiring APA Bank to the Transferor of Commitment Fees or Series 2006-1 Monthly Interest received by such Acquiring APA Bank pursuant to the Series 2006-1 Supplement from and after the Transfer Issuance Date.

4. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2006-1 Supplement shall, instead, be payable to or for the account of the Transferee and the Acquiring APA Banks, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

5. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

6. By executing and delivering this Transfer Supplement, the Transferor and each Acquiring APA Bank confirm to and agree with each other and the APA Banks as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2006-1 Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2006-1 Notes, the Series 2006-1 Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Indenture, the Series 2006-1 Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring APA Bank confirms that it has received a copy of the Indenture and such other Series 2006-1 Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (iv) each Acquiring APA Bank will, independently and without reliance upon the Administrative Agent, the Transferor or any other Purchaser Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) each Acquiring APA Bank appoints and

EXHIBIT E

authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2006-1 Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article XI of the Series 2006-1 Supplement; (vi) each Acquiring APA Bank appoints and authorizes a Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2006-1 Supplement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article XII of the Series 2006-1 Supplement; (vii) each Acquiring APA Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as an Acquiring APA Bank; and (viii) each Acquiring APA Bank confirms that it is an Eligible Assignee.

7. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring APA Bank as well as administrative information with respect to each Acquiring APA Bank and its Funding Agent.

8. This Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

EXHIBIT E

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING APA BANK], as Transferor

By:
Name:
Title:

[NAME OF ACQUIRING APA BANK], as Acquiring APA Bank

By:
Name:
Title:

[NAME OF FUNDING AGENT FOR ACQUIRING APA BANK], as Funding Agent

By:
Name:
Title:

EXHIBIT E

CONSENTED AND ACKNOWLEDGED:

CENTRE POINT FUNDING, LLC

By:
Title:

BUDGET TRUCK RENTAL LLC,
as Administrator

By:
Title:

DEUTSCHE BANK SECURITIES, INC.,
as Administrative Agent

By:
Title:

Schedule I

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT PERCENTAGES

DEUTSCHE BANK SECURITIES, INC.,

as Administrative Agent

60 Wall Street, 19th Floor

New York, New York 10005

Attention:

Telecopier:

[TRANSFEROR]

Address:

Prior Commitment Percentage:

Revised Commitment Percentage:

Prior Purchaser Group Invested Amount:

Revised Purchaser Group Invested Amount:

[ACQUIRING APA BANK]	[FUNDING AGENT]

Address:	Address:

[Prior] Commitment Percentage:

[Revised Commitment Percentage:]

[Prior Purchaser Group Invested Amount:]

[Revised] Purchaser Group Invested Amount:

EXHIBIT F

to

Series 2006-1

Supplement

[FORM OF PURCHASER GROUP SUPPLEMENT]

PURCHASER GROUP SUPPLEMENT, dated as of                     ,                      among [NAME OF CP CONDUIT PURCHASER] and [NAME OF APA BANK] (collectively, the “Transferor Purchaser Group”), the CP Conduit Purchaser and the APA Bank or Banks listed on the signature pages hereof (collectively, the “Acquiring Purchaser Group”), the Funding Agent with respect to such Acquiring Purchaser Group listed in the signature pages hereof (each, a “Funding Agent”), CENTRE POINT FUNDING, LLC, a Delaware limited liability company (the “Company”) and DEUTSCHE BANK SECURITIES, INC., as Administrative Agent (in such capacity, the “Administrative Agent”) and BUDGET TRUCK RENTAL LLC, as Administrator, as Administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, this Purchaser Group Supplement is being executed and delivered in accordance with subsection 12.1(e) of the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2006-1 Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the CP Conduit Purchasers, the APA Banks and the Funding Agents from time to time parties thereto, the Administrative Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and Series 2006-1 Agent, to the Amended and Restated Base Indenture, dated as of March 9, 2010 (as may be amended, supplemented or otherwise modified, the “Base Indenture” and, together with the Series 2006-1 Supplement, the “Indenture”), between the Company and the Trustee;

WHEREAS, the Acquiring Purchaser Group wishes to become a CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser; and

WHEREAS, the Transferor Purchaser Group is selling and assigning to the Acquiring Purchaser Group their respective rights, obligations and commitments under the Series 2006-1 Supplement and the Series 2006-1 Notes;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Upon the execution and delivery of this Purchaser Group Supplement by the Acquiring Purchaser Group, the Funding Agent with respect thereto, the Transferor Purchaser Group, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Transfer Issuance Date”), the CP Conduit Purchaser and the APA Banks with respect to such Acquiring Purchaser Group shall be parties to the Series 2006-1 Supplement for all purposes thereof.

EXHIBIT F

2. The Transferor Purchaser Group acknowledges receipt from the Acquiring Purchaser Group of an amount equal to the purchase price, as agreed between the Transferor Purchaser Group and such Acquiring Purchaser Group (the “Purchase Price”), of the portion being purchased by such Acquiring Purchaser Group (such Acquiring Purchaser Group’s “Purchased Percentage”) of the Maximum Purchaser Group Invested Amount with respect to the APA Banks included in the Transferor Purchaser Group under the Series 2006-1 Supplement and the Transferor Purchaser Group’s Purchaser Group Invested Amount. The Transferor Purchaser Group hereby irrevocably sells, assigns and transfers to the Acquiring Purchaser Group, without recourse, representation or warranty, and the Acquiring Purchaser Group hereby irrevocably purchases, takes and assumes from the Transferor Purchaser Group, such Acquiring Purchaser Group’s Purchased Percentage of the Transferor Purchaser Group’s Purchaser Group Invested Amount.

3. The Transferor Purchaser Group has made arrangements with the Acquiring Purchaser Group with respect to (i) the portion, if any, to be paid and the date or dates for payment, by such Acquiring Purchaser Group to the Transferor Purchaser Group of Commitment Fees or Series 2006-1 Monthly Interest received by such Acquiring Purchaser Group pursuant to the Series 2006-1 Supplement from and after the Transfer Issuance Date and (ii) the portion, if any, to be paid and the date or dates for payment, by such Acquiring Purchaser Group to the Transferor Purchaser Group of Series 2006-1 Monthly Interest received by such Acquiring Purchaser Group pursuant to the Series 2006-1 Supplement from and after the Transfer Issuance Date.

4. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Purchaser Group pursuant to the Series 2006-1 Supplement shall, instead, be payable to or for the account of the Transferor Purchaser Group and the Acquiring Purchaser Group, as the case may be, in accordance with their respective interests as reflected in this Purchaser Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

5. Each of the parties to this Purchaser Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Purchaser Group Supplement.

6. By executing and delivering this Purchaser Group Supplement, the Transferor Purchaser Group and the Acquiring Purchaser Group confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2006-1 Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2006-1 Notes, the Series 2006-1 Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Purchaser Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Indenture, the Series 2006-1 Related Documents or any other

EXHIBIT F

instrument or document furnished pursuant hereto; (iii) the Acquiring Purchaser Group confirms that it has received a copy of the Indenture and such other Series 2006-1 Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Purchaser Group Supplement; (iv) the Acquiring Purchaser Group will, independently and without reliance upon the Administrative Agent, the Transferor Purchaser Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) the Acquiring Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2006-1 Supplement as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Series 2006-1 Supplement; (vi) each member of the Acquiring Purchaser Group appoints and authorizes the Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2006-1 Supplement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article XI of the Series 2006-1 Supplement; (vii) each member of the Acquiring Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the Acquiring Purchaser Group and (viii) each member of the Acquiring Purchaser Group confirms that it is an Eligible Assignee.

7. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor Purchaser Group and each Acquiring Purchaser Group as well as administrative information with respect to the Acquiring Purchaser Group and its Funding Agent.

8. This Purchaser Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

EXHIBIT F

IN WITNESS WHEREOF, the parties hereto have caused this Purchaser Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING CP CONDUIT PURCHASER], as Transferor Purchaser Group

By:
Title:

[NAME OF SELLING APA BANK], as Transferor Purchaser Group

By:
Title:

[NAME OF ACQUIRING CP CONDUIT PURCHASER], as Acquiring Purchaser Group

By:
Title:

[NAME OF ACQUIRING APA BANK], as Acquiring Purchaser Group

By:
Title:

[NAME OF FUNDING AGENT FOR ACQUIRING PURCHASER GROUP], as Funding Agent

By:
Title:

EXHIBIT F

CONSENTED AND ACKNOWLEDGED: CENTRE POINT FUNDING, LLC

By:
Title:

BUDGET TRUCK RENTAL LLC, as Administrator

By:
Title:

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:
Title:

EXHIBIT G

to

Series 2006-1

Supplement

DEMAND NOTE

(Series 2006-1)

New York, New York
$[ ]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, Budget Rent A Car System, Inc., a Delaware corporation (the “Demand Note Issuer”), promises to pay to the order of CENTRE POINT FUNDING, LLC, a Delaware corporation, or its permitted assigns (“Holder”) on any date of demand (each, a “Demand Date”) the principal sum of $[            ], together with interest thereon at a rate per annum (the “Interest Rate”) equal to LIBOR plus [            ]%, computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day).

Definitions. Capitalized terms used, but not defined, in this Demand Note shall have the respective meanings assigned to them in the Amended and Restated Base Indenture, dated as of March 9, 2010 (as may be amended, restated, supplemented or modified from time to time, exclusive of Series Supplements thereto creating a new Series of Notes, the “Base Indenture”), between CENTRE POINT FUNDING, LLC and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”), as supplemented by the Second Amended and Restated Series 2006-1 Supplement, dated as of December 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2006-1 Supplement”), among CENTRE POINT FUNDING, LLC, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee and Series 2006-1 Agent.

Principal. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder. No portion of the outstanding principal amount of this Demand Note may be voluntarily prepaid.

Interest. Interest shall be paid monthly on the 20th day (or the first Business Day thereafter) of each calendar month commencing [                    ,             ]. In addition, interest shall be paid on each Demand Date to the extent demand is made therefor.

Calculation of Principal and Interest. The interest shall be computed on a monthly basis by applying the Interest Rate effective for the Series 2006-1 Interest Period to the outstanding principal balance for such Series 2006-1 Interest Period. The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of such day, less any payments of principal credited to the Demand Note Issuer’s account on that day. The records of Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

EXHIBIT G

Maturity Date. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the “Maturity Date”), the entire outstanding principal balance of this Demand Note, together with accrued interest and any other sums then outstanding under this Demand Note, shall be due and payable.

Payments. All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal. Payments shall be made to the account designated in the written demand for payment.

Collection Costs. The Demand Note Issuer agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney’s fees, paralegal’s fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate (as defined below) until paid.

Default. (a) If the Demand Note Issuer shall fail to pay any principal, interest or other amounts on the date of written demand for payment; provided that such demand is made prior to 2:00 p.m. (New York City time) on a Business Day, or on the next Business Day if written demand is made on or after 2:00 p.m. (New York City time) on a Business Day, or (b) upon the occurrence of an Event of Bankruptcy with respect to the Demand Note Issuer (each, an “Event of Default”), the entire outstanding principal balance of this Demand Note, together with all accrued and unpaid interest, shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by the Demand Note Issuer), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by the Demand Note Issuer), become immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

Default Interest. After the Maturity Date or the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and, to the extent permitted by applicable law, accrued and unpaid interest, shall bear interest (the “Default Rate”) at the Interest Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

Waivers. The Demand Note Issuer waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

No Waiver. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of

EXHIBIT G

Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

Modifications. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and the Demand Note Issuer, and (b) all consents required for such actions under the Base Indenture and the Series 2006-1 Related Documents shall have been received by the appropriate Persons.

Binding Effect. This Demand Note shall be binding upon the Demand Note Issuer and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

No Negotiation. This Demand Note is not negotiable other than to the Trustee for the benefit of the Secured Parties under the Series 2006-1 Supplement. The parties intend that this Demand Note will be pledged by the initial Holder to the Trustee for the benefit of the Secured Parties under the Series 2006-1 Supplement and the Demand Note Issuer consents and agrees thereto. Upon such pledge, this Demand Note shall be subject to all of the rights and remedies of the Trustee in the Base Indenture, the Series 2006-1 Supplement and the other Series 2006-1 Related Documents and payments hereunder shall be made only to said Trustee.

Reduction of Principal. The principal amount of this Demand Note may be reduced only in accordance with the provisions of the Series 2006-1 Supplement.

Acknowledgment. The Demand Note Issuer hereby acknowledges receipt of [cash/capital contribution] on the date of the issuance of this Demand Note in the principal amount of $[                ].

Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.

[Remainder of Page Intentionally Left Blank]

EXHIBIT G

IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

BUDGET RENT A CAR SYSTEM, INC.

By:
Name:
Title:

ENDORSEMENT

Pay to the Order of                                                                                                                                                , without recourse

CENTRE POINT FUNDING, LLC

By:
Name:
Title:

EXHIBIT G

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

EXHIBIT H

to

Series 2006-1

Supplement

FORM OF IRREVOCABLE SERIES 2006-1 LETTER OF CREDIT

No.[    ]

[                    ], 20[    ]

The Bank of New York Mellon Trust Company, N.A., as Trustee

2 North LaSalle Street, 10th Floor

Chicago, Illinois 60602

Attention:

Dear Sir or Madam:

The undersigned (“Series 2006-1 Letter of Credit Provider”) hereby establishes, at the request and for the account of Avis Budget Car Rental, LLC, a Delaware limited liability company (“ABCR”), pursuant to, and in accordance with, that certain [Credit Agreement], dated as of [            ] (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among ABCR and the financial institutions party thereto (collectively, the “Series 2006-1 Letter of Credit Providers”), in accordance with the terms of such Credit Agreement (i) in your favor in respect of Lease Deficit Demands (as defined below), (ii) in your favor in respect of Unpaid Demand Note Demands (as defined below), (iii) in your favor in respect of Termination Demands (as defined below) and (iv) in your favor in respect of Termination Date Demands (as defined below) this Irrevocable Letter of Credit No. [            ], in an aggregate maximum amount of [                    ] DOLLARS ($[                    ]) (such amount, as the same may be reduced and reinstated from time to time as provided herein, being the “Letter of Credit Amount”), effective immediately and expiring at 4:00 p.m. (New York time) at our office located at [                    ] Attention: [                    ], Telephone No.: [                    ], Facsimile No.: [                    ] (or at any other office which may be designated by the Series 2006-1 Letter of Credit Provider by written notice delivered to you, being the “Series 2006-1 Letter of Credit Provider’s Office”) on the date (the “Expiration Date”) that is the earlier of (i) [                    ], 20[    ], or such later date to which the term of this Series 2006-1 Letter of Credit is extended (or, if such date is not a Business Day, the immediately succeeding Business Day) (the “Scheduled Expiration Date”) and (ii) the date on which we receive written notice from you that the Series 2006-1 Letter of Credit Termination Date shall have occurred. You are the Trustee under that certain Amended and Restated Base Indenture (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between you, as Trustee (in such capacity, the “Trustee”) and CENTRE POINT FUNDING, LLC (“CPF”). “Series 2006-1 Supplement” means the Second Amended and Restated Series 2006-1 Supplement to the Base Indenture, dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein and you, as Trustee and Series 2006-1 Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time. Capitalized terms used herein and in the Annexes hereto and not

EXHIBIT H

otherwise defined herein shall have the meaning set forth in the Series 2006-1 Supplement and the Base Indenture.

Upon the earliest of (i) the date on which the Series 2006-1 Letter of Credit Provider honors a Termination Date Demand presented hereunder, (ii) the date on which the Series 2006-1 Letter of Credit Provider receives written notice from you that this Series 2006-1 Letter of Credit has been replaced by an alternate letter of credit and such alternate letter of credit has been received by you, (iii) the date on which the Series 2006-1 Letter of Credit Provider receives written notice from you substantially in the form attached hereto as Annex F, and (iv) the Scheduled Expiration Date, this Series 2006-1 Letter of Credit shall automatically terminate and you shall surrender this Series 2006-1 Letter of Credit to the undersigned Series 2006-1 Letter of Credit Provider on such day; provided, however, that a failure to surrender this Series 2006-1 Letter of Credit following any such date will have no effect on such termination, and this Series 2006-1 Letter of Credit will be considered terminated notwithstanding any such failure to surrender.

The Series 2006-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex A attached hereto (any such certificate being a “Lease Deficit Demand”), (2) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex B attached hereto (any such certificate being an “Unpaid Demand Note Demand”), (3) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex C attached hereto (such certificate being a “Termination Demand”); provided that only one such Termination Demand may be made hereunder and (4) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex D attached hereto (such certificate being a “Termination Date Demand”); provided that only one such Termination Date Demand may be made hereunder. All certificates in the form of Annexes A through D pursuant to the above are each referred to herein as a “Demand”.

All Demands are payable at sight on a Business Day, in the amount equal to the amount set forth in such Demand but not exceeding the Letter of Credit Amount as in effect on such Business Day, having a cover letter clearly marked “PAYMENT DEMAND-IMMEDIATE ACTION REQUIRED”, and shall be made by presentation of each cover letter and Demand dated the date of its presentation, by facsimile (at facsimile number ([    ]) [            ]), Attention: [            ]. or electronic transmission, without further need of documentation, including the original of this Series 2006-1 Letter of Credit, it being understood that each Demand so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to the Series 2006-1 Letter of Credit Provider at its Standby Service Unit, (at: [            ], Option 1 or alternately to [            ]) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so).

In the event that there is more than one draw request payable on the same Business Day, the draw requests shall be honored in the following order: (1) the Lease Deficit

EXHIBIT H

Demand; (2) the Unpaid Demand Note Demand; (3) the Termination Demand and (4) the Termination Date Demand; provided that in no event shall the Series 2006-1 Letter of Credit Provider be required to honor any draw request to the extent such draw request is in an amount greater than the Letter of Credit Amount at such time after giving effect to all other draw requests honored on such day. Upon the honoring of a Termination Date Demand in full, the Series 2006-1 Letter of Credit Provider shall have no obligation to honor any other draw request. Any payments made by the Series 2006-1 Letter of Credit Provider shall be paid from funds of the Series 2006-1 Letter of Credit Provider. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or Chicago, Illinois. Upon the Series 2006-1 Letter of Credit Provider’s honoring any Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to said Demand paid by the Series 2006-1 Letter of Credit Provider to the Trustee. In addition to the foregoing reduction, upon the Series 2006-1 Letter of Credit Provider’s honoring any Termination Date Demand presented to it hereunder in full, the Letter of Credit Amount shall automatically be reduced to zero and this Series 2006-1 Letter of Credit shall be terminated.

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Series 2006-1 Letter of Credit Provider is reimbursed by CPF, the Lessee or ABCR for any amount drawn hereunder as a Lease Deficit Demand or Unpaid Demand Note Demand, (ii) the Series 2006-1 Letter of Credit Provider receives written notice from ABCR in the form of Annex E hereto that the Letter of Credit Amount should be reinstated in an amount set forth therein (which shall equal the amount reimbursed pursuant to clause (i)) and that no Event of Bankruptcy (as defined in Annex E attached hereto) with respect to ABCR, Budget Rent A Car Systems, Inc. (“BRAC”) or the Lessee has occurred and is continuing and (iii) this Series 2006-1 Letter of Credit has not been terminated in accordance with the terms hereof.

If the Series 2006-1 Letter of Credit Provider receives any Demand as herein provided on or prior to the Scheduled Expiration Date, all in conformity with the terms and conditions of this Series 2006-1 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day, the Series 2006-1 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same Business Day in accordance with your payment instructions. If the Series 2006-1 Letter of Credit Provider receives any Demand as herein provided on or prior to the termination hereof, all in conformity with the terms and conditions of this Series 2006-1 Letter of Credit, after 12:00 noon (New York City time) on a Business Day, the Series 2006-1 Letter of Credit Provider will make the funds available by 12:00 noon (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2006-1 Letter of Credit Provider, payment under this Series 2006-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

For purposes of the certificates to be delivered by you in the form attached hereto as Annexes A, B and D: “Pro Rata Share” means, with respect to any Series 2006-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) such Series 2006-1 Letter of Credit Provider’s Letter of Credit Amount as of such date by (B) an

EXHIBIT H

amount equal to the aggregate amount of the Letter of Credit Amounts of all the Series 2006-1 Letter of Credit Providers under their respective Series 2006-1 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2006-1 Letter of Credit Provider as of any date, if such Series 2006-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand (as defined in the related Series 2006-1 Letter of Credit) made prior to such date, such Series 2006-1 Letter of Credit Provider’s Letter of Credit Amount, as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand, as the case may be, and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2006-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by CPF, the Lessee or ABCR, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand).

This Series 2006-1 Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Series 2006-1 Letter of Credit Provider has succeeded you, as Trustee, and may be successively transferred. Transfer of this 2006-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 2006-1 Letter of Credit Provider of this Series 2006-1 Letter of Credit accompanied by a transfer request in the form of Annex G attached hereto. Transfers to designated foreign nationals and /or specially designated nationals are not permitted as being contrary to the U.S. Treasury Department or Foreign Assets Control Regulations. Upon our endorsement of such transfer, the transferee instead of the transferor shall, without necessity of further action, be entitled to all the benefits of and rights under this Series 2006-1 Letter of Credit in the transferor’s place; provided that, in such case, any certificates of the Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

This Series 2006-1 Letter of Credit sets forth in full the undertaking of the Series 2006-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates. In furtherance of the foregoing, with regard to any conflict between the terms hereof and those contained in the Credit Agreement, the terms hereof shall govern.

On the Business Day immediately following any Business Day on which the Series 2006-1 Invested Amount shall have been reduced (each a “Decrease Day”), the Letter of Credit Amount may be reduced upon prior written notice (which may be by facsimile transmission with telephone confirmation of receipt at such numbers as herein provided) delivered to the Series 2006-1 Letter of Credit Provider on or before such Decrease Day purportedly signed by the Administrator by an amount (which will be expressed in United States Dollars in such notice) set forth in such notice equal to the lesser of the Pro Rata Share of (1) the excess, if any, of the Series 2006-1 Enhancement Amount over the Series 2006-1 Required Enhancement Amount, (2) the excess, if any, of the Series 2006-1 Liquid Enhancement

EXHIBIT H

Amount over the Series 2006-1 Required Liquid Enhancement Amount and (3) the excess, if any, of the Series 2006-1 Letter of Credit Liquidity Amount over the Series 2006-1 Required Letter of Credit Liquidity Amount, in the case of (1), (2) and (3) calculated as of such Decrease Day after giving effect to all payments of principal on such Decrease Day with respect to the Series 2006-1 Notes.

Making a non-complying drawing, withdrawing a drawing or failing to make any drawing does not waive or otherwise prejudice the right to make another timely drawing or a timely redrawing.

Except as expressly stated herein, this Series 2006-1 Letter of Credit is subject to the International Standby Practice, ICC Publication No. 590 (the “ISP98”), except as otherwise provided above. If this Series 2006-1 Letter of Credit expires during an interruption of business caused by an act of God, riot, civil commotion, insurrection, war or other cause beyond the bank’s control, or by any strike or lockout, we agree to effect payment under this Series 2006-1 Letter of Credit, if a drawing which conforms to the terms and conditions of this Series 2006-1 Letter of Credit is made within twenty (20) days after the resumption of business, and, as to matters not covered by the ISP98, shall be governed by the law of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.

Communications with respect to this Series 2006-1 Letter of Credit shall be addressed to us at [            ], C/O [            ], [            ], [            ], [            ], [            ], ATTN: [            ], specifically referring to the number of this Series 2006-1 Letter of Credit. For telephone assistance, please contact the [            ] at [            ], select Option 1, and have this Series 2006-1 Letter of Credit number available.

Very truly yours,

[Series 2006-1 Letter of Credit Provider]

By:
Name:
Title:

ANNEX A

CERTIFICATE OF LEASE DEFICIT DEMAND

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                 ]

Certificate of Lease Deficit Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2006-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated as of [            ], 20[    ], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1. [                                                     ] is the Trustee under the Indenture.

2. [The Trustee is making a drawing under the Series 2006-1 Letter of Credit as required by Section 5.3(d) of the Series 2006-1 Supplement in an amount equal to $                 (the “Interest Lease Deficit Disbursement”), which amount is equal to the lesser of (i) the product of (A) the Series 2006-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and (B) the lesser of (x) the Series 2006-1 Lease Interest Payment Deficit, and (y) the excess, if any, of (A) the sum of (1) the Series 2006-1 Monthly Interest for the Series 2006-1 Interest Period ending on the day preceding the related Distribution Date, (2) the Series 2006-1 Interest Rate Hedge Payments payable on such Distribution Date, (3) the Commitment Fees for each Purchase Group for the Series 2006-1 Interest Period ending on the day preceding the related Distribution Date, (4) any unpaid Series 2006-1 Shortfall as of the date hereof and (5) during the Series 2006-1 Rapid Amortization Period, the Series 2006-1 Trustee Fees, the Series 2006-1 Disposition Agent Fees and the Series 2006-1 Back-up Administration Fees for such Distribution Date, over (B) the sum of (1) the amounts available from the Series 2006-1 Accrued Interest Account on the date hereof plus (2) the amount withdrawn from the Series 2006-1 Reserve Account pursuant to Section 5.3(b) of the Series 2006-1 Supplement, and (ii) the Letter of Credit Amount as in effect on the date of this certificate.] [The Trustee is making a drawing under the Series 2006-1 Letter of Credit as required by Section 5.5(c)(ii) of the Series 2006-1 Supplement in an amount equal to $                     (the “Principal Lease Deficit Disbursement”), which amount is equal to the lesser of (i) the product of (A) the Series 2006-1 Letter of Credit

Annex A

Provider’s Pro Rata Share as of the date hereof and (B) the lesser of (x) the Series 2006-1 Lease Principal Payment Deficit on the related Distribution Date and (y) the amount by which the Series 2006-1 Principal Deficit Amount on the related Distribution Date exceeds the amount to be deposited in the Series 2006-1 Distribution Account in accordance with Section 5.5(c)(i) of the Series 2006-1 Supplement, and (ii) the Letter of Credit Amount as in effect on the date of this certificate.] The “Lease Deficit Disbursement” on any day shall be the sum of the Interest Lease Deficit Disbursement and the Principal Lease Deficit Disbursement.

3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2006-1 Letters of Credit in an amount equal to the related other Series 2006-1 Letter of Credit Providers’ Pro Rata Share of the amount to be drawn on the Series 2006-1 Letters of Credit pursuant to Section [5.3(d)] [5.5(c)(ii)] of the Series 2006-1 Supplement on the date hereof.

4. The related Series 2006-1 Lease Payment Deficit is attributable to the Lessee’s failure to pay amounts due under the Leases.

5. You are requested to deliver an amount equal to the Lease Deficit Disbursement pursuant to the following instructions:

Payment by the Series 2006-1 Letter of Credit Provider pursuant to this Demand shall be made to                                                      , ABA Number                         , Account Number                         , Attention:                                                              ,

Re:                                 .

6. The Trustee acknowledges that, pursuant to the terms of the Series 2006-1 Letter of Credit, upon the Series 2006-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2006-1 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this                      day of                     ,         .

[ ], as Trustee

By:
Name:
Title:

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [    ]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2006-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated therein), dated as of [            ], 20[_], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement thereto creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1.	[ ] is the Trustee under the Indenture.

2.	The Trustee is making a drawing under the Series 2006-1 Letter of Credit as required by Section 5.5[(c)(iv)] [(d)(iii)] [(e)] of the Series 2006-1 Supplement in an amount equal to $ (the “Unpaid Demand Note Disbursement”), which amount is equal to the lesser of (i) the product of the Series 2006-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and the Series 2006-1 Unpaid Demand Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.	Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2006-1 Letters of Credit in an amount equal to the related other Series 2006-1 Letter of Credit Providers’ Pro Rata Share as in effect on the date hereof of the Series 2006-1 Unpaid Demand Amount.

4.	You are requested to deliver an amount equal to the Unpaid Demand Note Disbursement pursuant to the following instructions:

Annex B

Payment by the Series 2006-1 Letter of Credit Provider pursuant to this Demand shall be made to                                                  , ABA Number                         , Account Number                         , Attention:                                                              , Re:                                 .

5.	The Trustee acknowledges that, pursuant to the terms of the Series 2006-1 Letter of Credit, upon the Series 2006-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2006-1 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, a duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this              day of                 ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX C

CERTIFICATE OF TERMINATION DEMAND

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                    ]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [ ] (the “Series 2006-1 Letter of Credit”; the terms defined therein or incorporated therein and not otherwise defined herein being used herein as therein defined), dated as of [            ], 20[_], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement thereto creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1. [            ] is the Trustee under the Indenture.

2. The Trustee is making a drawing under the Series 2006-1 Letter of Credit as required by Section 5.8[(b)] [(c)] of the Series 2006-1 Supplement in an amount equal to $             (the “Termination Disbursement”), which amount is equal to the lesser of (i) the Pro Rata Share of the greater of (A) the excess, if any, of the Series 2006-1 Required Enhancement Amount over the Series 2006-1 Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate, (B) the excess, if any, of the Series 2006-1 Required Liquid Enhancement Amount over the Series 2006-1 Liquid Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (C) the excess, if any, of the Series 2006-1 Required Letter of Credit Liquidity Amount over the Series 2006-1 Letter of Credit Liquidity Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3. You are requested to deliver an amount equal to the Termination Disbursement pursuant to the following instructions:

Annex C

Payment by the Series 2006-1 Letter of Credit Provider pursuant to this Demand shall be made to                                                  , ABA Number                         , Account Number                         , Attention:                                                              , Re:                                 .

4. The Trustee acknowledges that, pursuant to the terms of the Series 2006-1 Letter of Credit, upon the Series 2006-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2006-1 Letter of Credit shall terminate and be immediately returned to the Series 2006-1 Letter of Credit Provider.

IN WITNESS WHEREOF, a duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this              day of                     ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX D

CERTIFICATE OF TERMINATION DATE DEMAND

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                    ]

Certificate of Termination Date Demand under the Irrevocable Letter of Credit No. [            ](the “Series 2006-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [            ], 20[_], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as the Trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement thereto creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, the CP Conduits, the APA Banks and the Funding Agents named therein, Deutsche Bank Securities, Inc., as Administrative Agent, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1. [            ] is the Trustee under the Indenture.

2. The Trustee is making a drawing under the Series 2006-1 Letter of Credit as required by Section 5.8(j) of the Series 2006-1 Supplement in an amount equal to $             (the “Termination Date Disbursement”), which amount is equal to the lesser of (i) the [product of (x) the Series 2006-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and (y) the]† the excess of the Series 2006-1 Demand Note Payment Amount over the Series 2006-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2006-1 Cash Collateral Account pursuant to Section 5.7(e)) and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3. [Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2006-1 Letters of Credit in an amount equal to the lesser of (i) the related other Series 2006-1 Letter of Credit Providers’ Pro Rata Share of the excess of (x) the Series 2006-1 Demand Note Payment Amount over (y) the Series 2006-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2006-1 Cash Collateral Account pursuant to Section 5.7(e) and (ii) the Letter of Credit Amount with respect to such other Series 2006-1 Letter of Credit.]*

†	If there is more than one Series 2006-1 Letter of Credit Provider

Annex D

4. You are requested to deliver an amount equal to the Termination Date Disbursement pursuant to the following instructions:

Annex D

Payment by the Series 2006-1 Letter of Credit Provider pursuant to this Demand shall be made to                                              , ABA Number                         , Account Number                         , Attention:                                                              , Re:                                 .

5. The Trustee acknowledges that, pursuant to the terms of the Series 2006-1 Letter of Credit, upon the Series 2006-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2006-1 Letter of Credit shall terminate and be immediately returned to the Series 2006-1 Letter of Credit Provider.

IN WITNESS WHEREOF, a duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this              day of                     ,             .

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Name:
Title:

ANNEX E

CERTIFICATE OF REINSTATEMENT OF LETTER OF CREDIT AMOUNT

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                    ]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2006-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated therein), dated as of [            ], 20[_], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement thereto creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of Avis Budget Car Rental, LLC (“ABCR”), hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1. As of the date of this certificate, the Series 2006-1 Letter of Credit Provider has been reimbursed by [            ] in the amount of $[            ] (the “Reimbursement Amount”) in respect of the [Lease Deficit Demand] [Unpaid Demand Note Demand] (the “Demand”) made on                     ,         .

2. ABCR hereby notifies you that, pursuant to the terms and conditions of the Series 2006-1 Letter of Credit, the Letter of Credit Amount of the Series 2006-1 Letter of Credit Provider is hereby reinstated in the amount of $[            ] (the “Reinstatement Amount”) [NOT TO EXCEED REIMBURSEMENT AMOUNT] so that the Letter of Credit Amount of the Series 2006-1 Letter of Credit Provider after taking into account such reinstatement is in amount equal to $[            ] [NOT TO EXCEED MAXIMUM AMOUNT OF LETTER OF CREDIT PRIOR TO DRAWING].

3. As of the date of this Certificate, no Event of Bankruptcy with respect to ABCR, BRAC or the Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to the Lessee, ABCR or BRAC, means (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy,

Annex E

insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

IN WITNESS WHEREOF, ABCR has executed and delivered this certificate on this              day of                     ,             .

AVIS BUDGET CAR RENTAL, LLC

By:
Name: Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above in paragraph 1 and agrees for the benefit of the Trustee that the undersigned’s Letter of Credit Amount is in an amount equal to $             as of the date hereof after taking into account the reinstatement of the undersigned’s Letter of Credit Amount by an amount equal to the Reinstatement Amount.

[Series 2006-1 Letter of Credit Provider]

By:
Name: Title:

ANNEX F

CERTIFICATE OF TERMINATION

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                    ]

Certificate of Termination of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2006-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [            ], 20[_], issued by [            ], as the Series 2006-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under that certain Amended and Restated Base Indenture, dated as of March 9, 2010, between the Trustee and CENTRE POINT FUNDING, LLC (“CPF”), as amended or supplemented (exclusive of any Series Supplement thereto creating a new Series of Notes), and as further supplemented by that certain Second Amended and Restated Series 2006-1 Supplement thereto (the “Series 2006-1 Supplement”), dated as of December 3, 2010, among CPF, Budget Truck Rental LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents named therein, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2006-1 Agent (the “Indenture”).

The undersigned, duly authorized officer of the Trustee, hereby certifies to the Series 2006-1 Letter of Credit Provider as follows:

1.	[ ] is the Trustee under the Indenture.

2.	As of the date of this certificate, the Series 2006-1 Letter of Credit Termination Date has occurred under the Series 2006-1 Supplement.

3.	The Trustee hereby notifies the Series 2006-1 Letter of Credit Provider that as a result of the occurrence of the Series 2006-1 Letter of Credit Termination Date, the undersigned is returning herewith the Series 2006-1 Letter of Credit Provider’s Series 2006-1 Letter of Credit to the Series 2006-1 Letter of Credit Provider.

Annex F

IN WITNESS WHEREOF, a duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this              day of                     .

[ ], , as the Trustee

By:
Name:
Title:

ANNEX G

INSTRUCTION TO TRANSFER

                             ,

[Series 2006-1 Letter of Credit Provider]

[Address]

Attention: [                    ]

Re: Irrevocable Letter of Credit No. [                    ]

We, the undersigned “Transferor”, hereby irrevocably transfer all of our rights to draw under the above referenced Letter of Credit (“Credit”) in its entirety to:

NAME OF TRANSFEREE
(Print Name and complete address of the Transferee) “Transferee”
ADDRESS OF TRANSFEREE

CITY, STATE/COUNTRY ZIP

In accordance with ISP98, Rule 6, regarding transfer of drawing rights, all rights of the undersigned Transferor in such Credit are transferred to the Transferee, who shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned Transferor.

The original Credit, including amendments to this date, is attached and the undersigned Transferor requests that you endorse an acknowledgment of this transfer on the reverse thereof. The undersigned Transferor requests that you notify the Transferee of this Credit in such form and manner as you deem appropriate, and the terms and conditions of the Credit as transferred. The undersigned Transferor acknowledges that you incur no obligation hereunder and that the transfer shall not be effective until you have expressly consented to effect the transfer by notice to the Transferee.

If you agree to these instructions, please advise the Transferee of the terms and conditions of this transferred Credit and these instructions.

Payment of transfer fee of U.S $             is for the account of ABCR who agrees to pay you on demand any expense or cost you may incur in connection with the transfer. Receipt of such shall not constitute consent by you to effect the transfer.

Transferor represents and warrants to Transferring Bank that (i) our execution, delivery, and performance of this request to Transfer (a) are within our powers (b) have been duly authorized (c) constitute our legal, valid, binding and enforceable obligation (d) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting us or any of our properties (e) do not require any notice, filing or other action to, with, or by any governmental authority (f) the enclosed Credit is original and complete, (g) there is no outstanding demand or request for payment or transfer under the Credit affecting the rights to be transferred, (h) the Transferee’s name and address are correct and complete and (i) the requested Transfer does not violate any applicable United States or other law, rule or regulation.

The Effective Date shall be the date hereafter on which Transferring Bank effects the requested transfer by acknowledging this request and giving notice thereof to Transferee.

WE WAIVE ANY RIGHT TO TRIAL BY JURY THAT WE MAY HAVE IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS TRANSFER.

This Request is made subject to ISP98 and is subject to and shall be governed by the laws of the State of New York, without regard to principles of conflict of laws.

(Signature Page Follows)

Sincerely yours,

SIGNATURE GUARANTEED

Signature(s) with title(s) conform(s) with that/those on file with us for this individual, entity or company and signer(s) is/are authorized to execute this agreement. We attest that the individual, company or entity has been identified by us in compliance with USA PATRIOT Act procedures of our bank.

(Print Name of Transferor)

(Transferor’s Authorized Signature)

(Print Authorized Signers Name and Title)	(Print Name of Bank)

(Telephone Number/Fax Number)	(Address of Bank)

(City, State, Zip Code)

(Print Name and Title of Authorized Signer)

(Authorized Signature)

(Telephone Number)

(Date)

Acknowledged:

SIGNATURE GUARANTEED

Signature(s) with title(s) conform(s) with that/those on file with us for this individual, entity or company and signer(s) is/are authorized to execute this agreement. We attest that the individual, company or entity has been identified by us in compliance with USA PATRIOT Act procedures of our bank.

(Print Name of Transferee)

(Transferee’s Authorized Signature)

(Print Authorized Signers Name and Title)	(Print Name of Bank)

(Telephone Number/Fax Number)	(Address of Bank)

(City, State, Zip Code)

(Print Name and Title of Authorized Signer)

(Authorized Signature)

(Telephone Number)

(Date)

Appendix I

Approved Contribution Appendix

Appendix II

Eligible Makes and Models for Eligible Trucks

1)	Ford Cube 10 foot truck (gas)

2)	GMC Savana 10 foot truck (gas)

3)	Ford E350 16 foot truck (gas)

4)	GMC 3500 16 foot truck (gas)

5)	Ford F250 Cargo Van (gas)

6)	GMC Savana Cargo Van (gas)

7)	Ford 645 16 foot truck (diesel)

8)	International CF 500 16 foot truck (diesel)

9)	Isuzu 4500 16 foot truck (diesel)

10)	GMC 7500 24 foot truck (diesel)

11)	International 4200 24 foot truck (diesel)

12)	Ford F650 24 foot truck with liftgate (diesel)

13)	GMC 7500 24 foot truck with liftgate (diesel)

14)	International 4200 24 foot truck with liftgate (diesel)

15)	Isuzu 4500 24 foot truck with liftgate (diesel)